UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:             811-21934

RiverNorth Funds

(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Address of principal executive offices) (Zip code)

Marc L. Collins

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-832-1440

Date of fiscal year end:	09/30

Date of reporting period:	09/30/2013

Item 1.	Reports to Stockholders.

RiverNorth Funds	Table of Contents

Annual Report | September 30, 2013	1

RiverNorth Funds	Table of Contents

2	(888) 848-7569 | www.rivernorthfunds.com

“Be Fearful When Others Are Greedy and Greedy When Others Are Fearful”

– Warren Buffett

RiverNorth Funds	Shareholder Letter
September 30, 2013 (Unaudited)

Dear Fellow Shareholders,

We are pleased to provide you with the 2013 Annual Report for the RiverNorth Funds. This report covers the RiverNorth Core Opportunity Fund (ticker: RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX), the RiverNorth/Manning & Napier Dividend Income Fund (tickers: RNDIX and RNMNX), the RiverNorth Dynamic Buy-Write Fund (ticker: RNBWX) and our newest fund family member, the RiverNorth/Oaktree High Income Fund (tickers: RNHIX and RNOTX). All Funds have a fiscal year-end of September 30, 2013. In the Management Discussion of Fund Performance section of this report, we discuss each Fund’s total return investment performance and main drivers of performance during the reporting period. We have separated the Funds into two categories, Opportunistic Closed-End Fund Strategies and Managed Volatility Strategy.

In fiscal year 2013, we are pleased to have launched two new funds, adding to the breadth of the RiverNorth fund lineup, in addition to re-opening the RiverNorth/DoubleLine Strategic Income Fund.

•

The RiverNorth/Oaktree High Income Fund combines the credit expertise of one of the most highly respected institutional managers, Oaktree Capital Management, with RiverNorth’s opportunistic closed-end Fund strategy. The result is a unique alternative to traditional credit-focused funds.

•

The RiverNorth Dynamic Buy-Write Fund is focused on exploiting the inefficiencies within the options market. Managed by a separate team within RiverNorth, specializing in managing volatility, we believe this Fund provides investors with an alternative to traditional fixed income and equity markets.

•

The RiverNorth/DoubleLine Strategic Income Fund re-opened in August 2013 after being closed to new investors for the past 16 months. Attractive investment opportunities within the fixed income closed-end fund market not seen since the Fund’s inception was the main catalyst for the Fund’s reopening. We will continue to monitor the Fund’s size in relationship to the investment opportunity going forward.

A consistent theme within RiverNorth’s fund line up is the emphasis on taking an opportunistic approach in a risk-minded manner. In a period of uncertainty caused by either capital market fears, interest rate fears, or political fears, each Fund within the RiverNorth Funds family is positioned to be opportunistic and reactive to market dislocations. Partnered with some of the best sub-advisers in the world, which share a similar philosophy and objective, the RiverNorth Funds family takes a unique approach to core beta products combined with unique alpha opportunities packaged into single funds with an array of investment objectives. We believe these alternative strategies provide investors with a solutions-based approach for today’s uncertain markets.

Please visit www.rivernorthfunds.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick W. Galley, CFA

Chairman, President and Chief Investment Officer

RiverNorth Funds

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Closed-End Fund Market Overview and Outlook

Bond Funds

Since we co-manage our High Income Fund with Oaktree Capital, we decided to borrow an observation made by Howard Marks about investor psychology. Howard Marks, Chairman and co-founder of Oaktree Capital, is well known within the investment community as a thought leader on behavioral finance. The following observation applies to investors in general, but we thought it also summarized the attitude and behavior of closed-end bond fund investors over the past twelve months.

“When things are going well and prices are high, investors rush to buy, forgetting all prudence. Then, when there’s chaos all around and assets are on the bargain counter, they lose all willingness to bear risk and rush to sell. And it will ever be so.”

In the case of closed-end bond funds, the pendulum of investor sentiment has swung from greed to fear. The average discount on closed-end bond funds (i.e., 394 funds with an aggregate market capitalization of $134 billion) was 6.0% on September 30, 2013. This compares to an average premium of 3.3% on September 30, 2012. The collapse of closed-end bond fund premiums is the main reason why the market price total return for this category was negative 10.7% over the past twelve months. The net asset value (“NAV”) total return was negative 1.6% during the same period. In other words, the mood swing of the closed-end fund market caused the market price total return of the bond fund category to trail the net asset value total return by approximately 900 basis points.

The bond fund sell-off began May 2013. Federal Reserve Chairman Ben Bernanke told Congress the Fed may reduce the pace of bond purchases (i.e. quantitative easing) sometime this year if there were indications of sustained economic growth. The simple suggestion of tighter monetary policy sparked a global panic in the bond market. Interest rates and volatility spiked higher as investors liquidated their fixed income holdings. Although the momentum of the sell-off was unexpected, we were prepared for the contraction in bond fund premiums. In our Letter to Shareholders in 2012, we wrote:

“With bond yields near historic lows and bond fund premiums at historic highs, the risk of buying over-priced bonds through an over-priced investment vehicle should dissuade knowledgeable investors from pushing premiums much higher.”

Across our closed-end fund (“CEF”) trading strategies, we had become underweight bond Funds and concentrated in our best ideas. We sold bond funds into strength during the first four months of the year. As of April 30, 2013 (pre-panic), closed-end bond fund exposure levels were 5.2% for RiverNorth Core Opportunity, 13.9% for RiverNorth/DoubleLine Strategic Income and 12.6% for RiverNorth/Oaktree High Income.

Now that prices are lower and discounts wider, our bond fund exposure is higher across the board. As of September 30, 2013, closed-end bond fund exposure levels were 19.3% for RiverNorth Core Opportunity, 27.1% for RiverNorth/DoubleLine Strategic Income and 18.3% for RiverNorth/Oaktree High Income. The areas we find most attractive are high yield, multi-sector and municipal bond funds. Having waited patiently for interest rate volatility to drive discounts wider, we are now excited about today’s opportunity set. We share this enthusiasm with fixed income luminary, Jeffrey Gundlach, CEO/CIO of DoubleLine Capital, LP and co-Portfolio Manager of

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

our Strategic Income Fund. While there is no guarantee that discounts will narrow, we have confidence that market participants like a good deal. We believe well-managed bond funds trading at historically wide discounts do not sit on the bargain counter for long; especially when bond funds are priced to yield 7.0%, on average.

Nevertheless, we may experience some headwind caused by tax-loss selling in the fourth quarter of 2013. Financial advisors will likely encourage their clients to sell bond funds and use the losses to offset capital gains on their tax returns. The seasonal selling pressure may lead to further discount widening. RiverNorth will be prepared to buy on technical weakness in the fourth quarter.

Equity Funds (including Hybrid Funds)

As of September 30, 2013, there were 201 U.S. domiciled equity closed-end funds with an aggregate market capitalization of $90 billion. Over the past twelve months, the market price total return for this category was positive 6.6% and the net asset value total return was positive 9.8%. The average discount on equity funds was 8.1% on September 30, 2013.

Although equity funds delivered solid performance, they were outdone by the S&P 500 (a proxy for the US equity market). The S&P 500 jumped 19.3% over the past twelve months. On average, we expect the net asset value total return of the equity fund category to underperform the S&P 500 when the domestic equity market is soaring. Most closed-end equity funds are not benchmarked against the S&P 500. Instead, the majority of managers are running non-traditional investment strategies – including, but not limited to, covered call, dividend income, global allocation and sector-specific. Collectively, equity funds have a market beta of less than 1.0 (relative to the S&P 500). Beta reflects the sensitivity of a fund’s return to fluctuation in the market index.

Currently, we believe there are plenty of attractive investment opportunities among equity funds. About half of these funds are trading at discounts wider than 10%. Approximately 40% of both the RiverNorth Core Opportunity Fund and the RiverNorth/Manning & Napier Dividend Income Fund was allocated to equity funds as of September 30, 2013. The areas we find most attractive are traditional equity funds with high distribution rates and hybrid funds (i.e., stock and bond portfolios) with discounts wider than 10%.

We believe that bond funds will continue to grab the headlines, but equity funds should not be overlooked. After three years of net outflows, US focused equity mutual funds have reported modest year-to-date net inflows. Although we cannot predict when investors will allocate a more meaningful amount of capital to US equities, we believe that positive momentum in the open-end mutual fund category will spill over into the closed-end fund space. Equity funds trading at double-digit discounts may outperform the market if their discounts narrow to the historical average.

Annual Report | September 30, 2013	7

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

RiverNorth Core Opportunity Fund

Portfolio Management Commentary – Patrick Galley, CFA and Stephen O’Neill, CFA

What is the Fund’s investment strategy?

The RiverNorth Core Opportunity Fund (“RNCOX”; “the Fund”) invests in a broad range of equity, fixed income and short-term securities. To implement the Fund’s tactical asset allocation, the adviser generally invests in closed-end funds and exchange-traded funds (“ETFs”).

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2013, the RiverNorth Core Opportunity Fund returned 10.08%. The unmanaged Blend Index returned 10.58% during the same period. The Blend Index consists of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ending September 30, 2013

	1-Year	3-Year	5-Year	Since Inception(1)

RiverNorth Core Opportunity Fund (RNCOX)	10.08%	9.55%	13.59%	8.17%

Blend Index(2)	10.58%	10.95%	8.59%	5.24%

S&P 500® Index(2)	19.34%	16.27%	10.02%	4.70%

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

(1)	Inception date is December 27, 2006.
(2)

Blend Index consists of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy based on the changing aggregate market value of these 500 stocks. The Barclays Capital US Aggregate Bond Index (formerly Lehman Brothers US Aggregate Bond Index) is a benchmark index composed of US securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. This unmanaged index does not reflect fees and expenses. The index cannot be invested in directly. The S&P 500 and Blend Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The RiverNorth Core Opportunity Fund’s Total Annual Fund Operating Expenses as disclosed in the prospectus is 2.27%. The Fund’s adviser has contractually agreed to waive management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests and extraordinary expenses) of the Fund until at least January 31, 2014 in order to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement at or below 1.60%. As reported in the Financial Highlights section of this Report, for the fiscal year ended September 30, 2013 the ratio of expenses to average net assets excluding fee waivers and reimbursements was 1.35%.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund’s relative performance during the period?

With respect to the equity portion of the portfolio, the Fund’s allocation to covered call funds detracted from the Fund’s relative performance. Covered call funds sell call options against their underlying positions, which generate income, but limit their upside in a rising market. Our largest holding as of the beginning of the reporting period (9/30/2012), the Eaton Vance Tax-Managed Global Diversified Equity Income Fund (EXG), provides good example of what we experienced over the year. EXG traded at a 13.8% discount at the beginning of the period, and narrowed to a discount of under 8% at times during the Spring and Summer. However, EXG’s NAV return over the reporting period was 13.08%, which trailed the S&P 500 by 6.26%. While we did see excess return (“alpha”) from EXG’s narrowing discount, it did not completely make up for the Fund’s lagging NAV performance relative to the S&P 500.

The Fund’s allocation to emerging markets equities also hurt performance relative to the S&P 500 as emerging markets have continued to be out of favor with investors. Over the reporting period the MSCI Emerging Markets Index underperformed the S&P 500 with a return of 0.98% versus the S&P 500’s return of 19.34%.

With respect to the fixed income portion of the portfolio, our allocation to high yield bond funds and cash contributed to our performance versus the Barclays Capital U.S. Aggregate Bond Index. While we did have a relatively low allocation to fixed income closed-end funds, discount widening due to interest rate fears detracted from performance.

Annual Report | September 30, 2013	9

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2013?

At the aggregate Fund level, we allocated 58% of the portfolio to equities, 25% to fixed income, 7% to hybrid securities (primarily preferred stocks and convertible bonds) and 19% to cash. Allocations exceed 100% due to leverage utilized by some of the underlying closed-end funds.

Our equity allocation is neutral. We are 58% invested in equities with roughly 76% domestic and 24% international exposure. The portfolio includes a 10% allocation to covered-call funds with exposure to domestic and foreign large cap stocks.

Our fixed income portfolio is quite different from the Barclays Capital U.S. Aggregate Bond Index. The Fund has minimal exposure to U.S. Treasury bonds and Agency mortgage-backed securities (MBS). Our fixed income allocation of 25% (excluding cash) contains mostly high yield bonds, foreign bonds and investment grade corporate bonds. The Fund has decreased its cash position relative to last year in order to take advantage of widening discounts among fixed income closed-end funds.

The Fund’s current allocation to closed-end funds is 61% of assets. Over the past year we have increased the Fund’s closed-end fixed income fund exposure from 8% to 19%, with much of the increase coming through multi-sector bond funds. We have been selling our covered call closed-end fund holdings as their discounts have narrowed and replacing them with general equity closed-end funds and ETFs.

Investment Vehicle Allocation(1) (percentages are based on net assets)

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Asset Class Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

Equity Capitalization Allocation(1) (percentages are based on net assets)

Fixed Income Allocation(1) (percentages are based on net assets)

Annual Report | September 30, 2013	11

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

(1)

Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s or subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. REIT Risk – the value of REITs change with the value of the underlying properties and changes in interest rates and are subject to additional fees. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

Information regarding closed-end fund premiums and discounts provided by Morningstar.

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

Portfolio Management Commentary – Patrick Galley, CFA, Stephen O’Neill, CFA and Jeffrey Gundlach

What is the Fund’s investment strategy?

The RiverNorth/DoubleLine Strategic Income Fund (“RNSIX and RNDLX”; the “Fund”) invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed-end funds.

Assets of the Fund are tactically managed across three distinct fixed income strategies (sleeves). RiverNorth oversees the sleeve allocation and manages the Tactical Closed-end Fund Income Strategy. This strategy is designed to provide diversified exposure to the fixed income market through opportunistic investments in closed-end funds. Jeffrey Gundlach, Chief Executive Officer and Chief Investment Officer of DoubleLine Capital, oversees the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy has a flexible mandate and is managed without duration constraints. The Core Fixed-Income Strategy--the most traditional of the three fixed income sleeves--incorporates an active asset allocation approach within the diverse fixed income universe in an effort to mitigate risk and achieve highest possible risk-adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2013, RNSIX, the Class I share of the RiverNorth/DoubleLine Strategic Income Fund, returned -0.03%. The Fund’s Class R share, RNDLX returned -0.29% for the period. The Barclays Capital U.S. Aggregate Bond Index returned -1.68%, during the same period. As a reference point, given that the Fund invests in closed-end funds, the Morningstar All Fixed Income Unweighted Price Index, which measures the average market price return of all fixed income closed-end funds in Morningstar’s database, returned -10.68% over the reporting period.

Annual Report | September 30, 2013	13

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclay’s Capital U.S. Aggregate Bond Index

Average Annual Total Returns for Periods Ending September 30, 2013

	1-Year	Since Inception(1)

RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	-0.03%	8.04%

RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	-0.29%	7.81%

Barclays Capital U.S. Aggregate Bond Index(2)	-1.68%	3.75%

(1)	Inception date is December 30, 2010.
(2)

The Barclay’s Capital U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. This unmanaged index does not reflect fees and expenses. The index cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The RiverNorth/DoubleLine Strategic Income Fund’s Total Annual Operating Expense as disclosed in the prospectus is 1.23% for Class I Shares and 1.48% for Class R Shares. The Fund’s adviser has contractually agreed to waive management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

securities sold short; taxes; indirect expenses incurred by the underlying funds in (b) which the Fund invests and extraordinary expenses) of the Fund until at least January 31, 2014 in order to (c) maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement at or below 0.95% and 1.20% for the Class I shares and Class R shares, respectively. As reported in the Financial Highlights section of this Report, for the fiscal year ended September 30, 2013 the ratio of expenses to average net assets excluding fee waivers and reimbursements for the Class I shares and Class R shares was 0.89% and 1.14%, respectively, including fee waivers and reimbursements it was 0.89% and 1.14%, respectively.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund’s relative performance during the period?

RiverNorth Tactical Closed-End Fund Income Sleeve

The RiverNorth sleeve outperformed the benchmark index. The primary contributing factors were –1) tactical management of the closed-end fund portfolio, 2) an overweight allocation to credit risk, and 3) an overweight allocation to cash. Although closed-end bond funds tumbled in price over the past twelve months, the market price total return for the category was positive from September 30, 2012 to April 30, 2013 (pre-panic). When prices were higher and discounts were narrower, RiverNorth reduced bond fund exposure and allowed our cash balance to increase.

Although relative performance was positive, the absolute performance of the RiverNorth sleeve was negative during the period. The main contributing factors were – 1) bond funds’ discount widening, 2) duration risk and 3) foreign exchange risk.

DoubleLine Core Fixed Income Sleeve

The broader fixed income market experienced heightened volatility over the fiscal year, particularly over the latter half. Some pockets of the structured products market performed well, with Commercial MBS (“CMBS”) gaining the most. Collateralized Loan Obligations (“CLOs”) and Non-Agency Residential MBS (“RMBS”) also helped to boost returns. CLOs remained sheltered from most of the volatility over the period while Non-Agency RMBS benefited from the improving U.S. Housing market. Not surprisingly, the government bond allocation put a drag on performance along with investment grade corporate bonds, as interest rates rose for most of the period. Heightened tension overseas, particularly in Syria, led to some weakening in the emerging market allocation of the portfolio.

DoubleLine Opportunistic Income Sleeve

With U.S. Treasury interest rates rising throughout the fiscal year, combined with a steepening of the yield curve, it is not a surprise that the Agency mortgage portion of the portfolio experienced negative price returns over the twelve-month period. However, much of this sector, such as inverse floating-rate securities and inverse interest-only bonds, continues to benefit from low LIBOR rates and contributes high interest income. Non-Agency mortgages performed well over the period as the U.S. Housing market has steadily rebounded. Non-Agency collateral performance across the entire credit spectrum benefited from strong price appreciation and high interest income, with Alt-A bonds gaining the most.

Annual Report | September 30, 2013	15

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2013?

The Fund allocation was 34% RiverNorth Tactical Closed-End Fund Sleeve, 34% DoubleLine Opportunistic Income Sleeve and 32% DoubleLine Core Fixed Income Sleeve. The most significant change to the portfolio has been the higher allocation to closed-end funds. As of September 30, 2013, the Fund’s exposure to closed-end bond funds was 27% compared to 15% at the beginning of the reporting period (9/30/2013). The closed-end bond fund portfolio is diversified across investment strategies, with a focus on multi-sector credit, global and municipal bond funds.

Strategy (“Sleeve”) Allocation

Credit Quality Distribution(1) (percentages are based on net assets)

(1)	Holdings subject to change.

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Sector Breakdown(1) (percentages are based on net assets)

(1)

Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Management Risk – there is no guarantee that the adviser’s subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs change with the value of the underlying properties and changes in interest rates and are subject to additional fees. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

Information regarding closed-end fund premiums and discounts provided by Morningstar.

Annual Report | September 30, 2013	17

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

RiverNorth/Manning & Napier Dividend Income Fund

Portfolio Manager Commentary – Patrick Galley, CFA, Stephen O’Neill, CFA and Manning & Napier (team-based)

What is the Fund’s investment strategy?

The RiverNorth/Manning & Napier Dividend Income Fund (“RNDIX and RNDLX”; “the Fund”) invests in a broad range of dividend paying equity securities including equity focused closed-end funds. The Fund has two strategies, a closed-end fund strategy managed by RiverNorth and a dividend income strategy managed by Manning & Napier.

RiverNorth determines the Fund’s allocation to each strategy based on market conditions, although there is no set minimum for either strategy. Therefore, the amount allocated to any individual strategy may vary between 0% and 100%. However, RiverNorth anticipates it will, under normal circumstances, allocate some portion of the Fund’s assets to each of the two strategies at any given time.

How did the RiverNorth/Manning & Napier Dividend Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ending September 30, 2013, RNDIX, the Class I share of the RiverNorth/Manning & Napier Dividend Income Fund returned 16.99%. The Fund’s Class R share, RNMNX, returned 16.75%. The Russell 1000 Value Index returned 22.30% during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Manning & Napier Dividend Income Fund and the Russell 1000 Value Index

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Average Annual Total Returns for Periods Ending September 30, 2013

	1-Year	Since Inception(1)
RiverNorth/Manning & Napier Dividend Income Fund – Class I (RNDIX)	16.99%	18.12%
RiverNorth/Manning & Napier Dividend Income Fund – Class R (RNMNX)	16.75%	17.94%
Russell 1000 Value Index(2)	22.30%	23.82%

(1)	Inception date is July 18, 2012.
(2)

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The RiverNorth/Manning & Napier Dividend Income Fund’s Total Annual Operating Expense as disclosed in the prospectus is 1.66% for Class I Shares and 1.91% for Class R Shares. The Fund’s adviser has contractually agreed to waive management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests and extraordinary expenses) of the Fund until at least January 31, 2014 in order to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement at or below 1.35% and 1.60% for the Class I shares and Class R shares, respectively. As reported in the Financial Highlights section of this Report, for the fiscal year ended September 30, 2013 the ratio of expenses to average net assets excluding fee waivers and reimbursements for the Class I shares and Class R shares was 1.98% and 2.21%, respectively, including fee waivers and reimbursements it was 1.35% and 1.60%, respectively.

What contributing factors were responsible for the RiverNorth/Manning & Napier Dividend Income Fund’s relative performance during the period?

RiverNorth Tactical Closed-end Fund Sleeve

The NAV returns of many of the closed-end funds held in the portfolio underperformed the Russell 1000 Value Index over the reporting period, which detracted from the Fund’s relative performance. Most equity closed-end funds tend to have betas less than 1 relative to the S&P 500 Index, which means their NAV movements up or down will tend to be less than the market index. Because of this, the NAV returns of closed-end equity funds will have difficulty keeping up with the index during strong rising markets, as we experienced over the reporting period. An example of this from the Fund’s portfolio was our allocation to covered call closed-end funds. We were attracted to covered call funds a year ago because of their wide discounts, which we believed had the potential to narrow. We were correct about this and many of the funds saw their discounts narrow by several percent. However, the NAV performance of these closed-end funds was unable to keep up with the index over the reporting period and they were a net detractor from relative performance.

Annual Report | September 30, 2013	19

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Manning & Napier Dividend Focus Sleeve

The Manning & Napier stock selection process attempts to identify stocks meeting each of the following criteria: (1) an above-average dividend, (2) attractive free cash flow yield (cash generated that is available to equity holders), (3) conservative dividend payout relative to free cash flow, and (4) low estimated risk of financial distress. This process results in a portfolio of generally high quality, financially sound companies that can perform well on a long-term basis. This focus on high quality, however, lagged the broad equity markets during the above average returns produced over the last twelve months. Other detractors to the Strategy’s relative performance included an underweight to the Financials sector and an overweight to the Consumer Staples Sector. The Strategy allocates more than 20% of its portfolio to non-U.S. stocks, which also likely detracted from returns as non-U.S. stocks generally underperformed domestic stocks.

How was the RiverNorth/Manning & Napier Dividend Income Fund positioned at the end of September 2013?

The current allocation between strategies is 42% Tactical Closed-End Fund Equity Sleeve and 58% Dividend Focus Sleeve.

As discounts on covered call closed-end funds narrowed, we have been decreasing our exposure to this area. The Fund has approximately 5% invested in covered call closed-end funds, down from 23% at the beginning of the reporting period. We have redeployed the cash into traditional equity closed-end funds trading at wide discounts. We believe these funds offer the opportunity for discount narrowing while providing equity exposure for the portfolio.

Manning & Napier Dividend Focus Sleeve

We believe the Strategy remains attractively positioned to meet its objective going forward. Our view is that equity income investors need be discerning in today’s environment. Some high dividend paying companies, including those found in the utilities and telecom sectors, remain overvalued by our metrics - or they may simply not provide the kind of dividend growth and sustainability that is crucial in today’s low growth environment. As a result, the Strategy’s largest sector weightings are in Healthcare and Consumer Staples - areas where our process has identified value.

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Sector Breakdown(1) (percentages are based on net assets)

Sleeve Weights(1) (percentages are based on net assets)

(1)

Convertible Security Risk – the market value of convertible securities adjust with interest rates and the value of the underlying stock. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Equity Risk – the value of equity securities change frequently. Fixed Income Risk – the market value of fixed income securities adjust with interest rates and are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Mid-Cap Risk – mid-cap companies may be more susceptible to adverse business or economic events than large-cap companies. Management Risk – there is no guarantee that the adviser’s subadviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Small-Cap Risk – small-cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

Annual Report | September 30, 2013	21

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

RiverNorth/Oaktree High Income Fund

Portfolio Manager Commentary – Patrick Galley, CFA, Stephen O’Neill, CFA, Sheldon Stone, Desmund Shirazi and Shannon Ward

What is the Fund’s investment strategy?

The RiverNorth/Oaktree High Income Fund (“RNHIX and RNOTX”; “the Fund”) invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three distinct income strategies (or sleeves). RiverNorth Capital Management, LLC (“RiverNorth”) manages the Tactical Closed-End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed-end funds. Oaktree Capital Management, L.P. (“Oaktree”) manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward trade-offs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

Since inception (December 28, 2012) through September 30, 2013, the Class I shares of the RiverNorth/Oaktree High Income Fund returned 1.52%. The Fund’s Class R shares returned 1.38% for the period. The BofA ML Non-Financial Developed HY Constrained Index and CSFB Leveraged Loan Index returned 4.42% and 4.29% respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund, BofA ML Non-Financial Developed HY Constrained Index, and the CSFB Leveraged Loan Index

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Cumulative Total Returns for the Period Ending September 30, 2013

Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	1.52%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	1.38%
BofA ML Non-Financial Developed HY Constrained Index(2)	4.42%
CSFB Leveraged Loan Index(2)	4.29%

(1)	Inception date is December 28, 2012. Since Inception return is cumulative, not annualized.
(2)

The BofA Merrill Lynch Developed Markets High Yield Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). CSFB Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. The Bofa Merrill Lynch Developed Markets High Yield Constrained and the CSFB Leveraged Loan Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The RiverNorth/Oaktree High Income Fund Total Annual Fund Operating Expenses as disclosed in the prospectus is 1.52% for Class I Shares and 1.77% for Class R Shares. The Fund’s adviser has contractually agreed to waive management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests and extraordinary expenses) of the Fund until at least January 31, 2014 in order to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement at or below 1.35% and 1.60% for the Class I shares and Class R shares, respectively. As reported in the Financial Highlights section of this Report, for the period December 28, 2012 (inception) to September 30, 2013 the ratio of expenses to average net assets excluding fee waivers and reimbursements for Class I shares and Class R shares was 1.58% and 1.80%, respectively, including fee waivers and reimbursements it was 1.35% and 1.60%, respectively.

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund’s relative performance since inception?

During the ramp up period the Fund held a higher percentage of assets in cash than it would have under normal conditions, which detracted from performance. During the second quarter of 2013, the Fund became optimally invested with regard to the cash position and allocation among the Fund’s sleeves, and we believe that relative performance going forward will be more reflective of the Fund’s investment strategy.

Annual Report | September 30, 2013	23

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Oaktree High Yield Bond and Senior Loan Sleeve

Global high yield bonds were quite volatile during the reporting period and, as such, were a slight detractor from performance. In June, concern over the Federal Reserve’s intention to reduce, or taper, its quantitative easing program caused a rout across all fixed income markets. While high yield bonds weren’t singled out, prices declined sharply during the month. Following a treacherous June, high yield bonds rebounded in the period July through September.

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2013?

The current Fund allocation among strategies is 25% Tactical Closed-End Fund and 75% High Yield Bond.

The closed-end portion is diversified across closed-end fund common shares, closed-end fund preferred shares and business development company baby bonds. Over the past several months we have shifted the allocation of the Tactical Closed-end Fund Strategy towards more common shares of fixed income closed-end funds. As closed-end fund discounts have widened out, we believe they offer the most attractive risk-return tradeoff since the Fund’s inception.

The global high yield bond portfolio is defensively positioned and constructed to preserve capital in the event of a market downturn. Over the years, it has been demonstrated that the key to long-term success is managing credit risk, avoiding dangerous concentrations and minimizing defaults in the portfolio.

Strategy Allocation

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Credit Quality Distribution(1) (percentages are based on net assets)

(1)	Holdings subject to change.

Sector Breakdown(1) (percentages are based on net assets)

(1)

Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed-End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is high specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. New Fund Risk – the Fund is a new mutual fund with limited operating

Annual Report | September 30, 2013	25

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

history. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

Portfolio detail statistics are estimates made by the Adviser and are subject to change.

Information regarding closed-end fund premiums and discounts provided by Morningstar.

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Equity and Volatility Markets Overview and Outlook

The previous fiscal year bore witness to a number of unusual, simultaneous events: a very strong domestic equity rally, equity volatility levels at five-year lows, and diminished sector and security correlations. All of this occurred within the backdrop of significant gold and treasury market declines. In addition, Apple Inc. (AAPL), which is the S&P 500 Index’s largest company by market capitalization, was down almost 30% at one point during the year.

Looking forward, the macro climate continues to be driven by global quantitative easing while the risks today are mostly the same as they have been for the last two years – potential P/E multiple contraction, potential for a Chinese slowdown, global austerity measures and disruptive U.S. politics. Despite these risks, equity markets continue to make new price highs, while volatility levels continue to contract across most asset classes, sectors and individual securities. This environment requires the Fund to be quite defensive, causing returns to potentially lag in bull markets. Given the long-term asymmetry of large market movements, (markets tend to fall faster than they rise), however, the Fund should help dampen the blow to any adverse market movements that arise.

Looking at equity volatility, specifically the VIX Index (the broadest and most common measure of equity volatility), traded in a range of 22.7 to 11.3 during the fiscal year. Closing at about 16.5 on September 30, 2013, the VIX is still below its long run average of 20. Going forward, absent an unforeseen macro shock, volatility levels for the coming months will likely be driven by quality of earnings and subsequent guidance contained in fourth quarter earnings reports. Volatility sentiment can always change faster than any portfolio manager or computer can react, however, so we remain ready for any unforeseen increases in volatility levels.

RiverNorth Dynamic Buy-Write Fund

Portfolio Manager Commentary – Eric Metz, CFA

What is the Fund’s investment strategy?

The RiverNorth Dynamic Buy-Write Fund (“RNBWX”; “the Fund”) seeks to achieve greater risk-adjusted returns than The CBOE Buy-Write Index (“BXM”). In addition, the Fund seeks to provide investors with total return and lower volatility than the S&P 500 Index by constructing a portfolio of single security, ETF and index buy-writes with the greatest potential alpha coming from volatility, as opposed to stock selection. The volatility management aspect of the Fund is typically only available in a hedge fund structure. The portfolio is typically comprised of 100-150 securities which are chosen based upon the opportunity in the security’s options and then expressed as a buy-write, or equivalently, as a cash secured put option. The Fund’s strategy can be viewed as alternative in nature in that it seeks to provide low beta exposure to the broad equity markets with a standard deviation (measure of the volatility of a fund’s return) similar to traditional fixed income investments.

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

How did the RiverNorth Dynamic Buy-Write Fund perform relative to its benchmark during the reporting period?

For the period from Fund inception (October 12, 2012) through September 30, 2013, the RiverNorth Dynamic Buy-Write Fund returned 3.71%. The CBOE Buy-Write Index returned 3.47%, during the same period.

In addition, the Fund’s standard deviation (daily annualized) was 4.15% for the period, while the standard deviation (daily annualized) of the CBOE Buy-Write Index was 5.62% during the same period.

Comparison of a $10,000 Investment in the RiverNorth Dynamic Buy-Write Fund, the S&P 500 Index, and the CBOE S&P Buy-Write Index

Cumulative Total Returns for the Period Ending September 30, 2013

	Since Inception(1)	Standard Deviation	Sharpe	Beta

RiverNorth Dynamic Buy-Write (RNBWX)	3.71%	4.15%	0.88	0.34

CBOE S&P 500® BuyWrite Index (BXM)(2)	3.47%	5.62%	0.61	0.53

S&P 500® Index(2)	20.23%	8.82%	2.29	1.00

(1)	Inception date is October 12, 2012. Since Inception return is cumulative, not annualized.
(2)

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. Standard and Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 and CBOE S&P 500 BuyWrite Indices are indices only and cannot be invested in directly.

Annual Report | September 30, 2013	29

RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or www.rivernorthfunds.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

The RiverNorth Dynamic Buy-Write Fund Total Annual Fund Operating Expenses as disclosed in the prospectus is 2.02%. The Fund’s adviser has contractually agreed to waive management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests and extraordinary expenses) of the Fund until at least January 31, 2014 in order to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement at or below 1.80%. As reported in the Financial Highlights section of this Report, for the period October 12, 2012 (inception) to September 30, 2013 the ratio of expenses to average net assets excluding fee waivers and reimbursements was 2.19%, including fee waivers and reimbursements it was 1.80%.

What contributing factors were responsible for the RiverNorth Dynamic Buy-Write Fund’s relative performance during the period?

Detracting from relative performance was the Fund’s beta, or market risk, positioning. While the Fund actively manages its beta, the BXM Index does not. Due to the mechanical nature of the BXM Index strategy, the market beta fluctuates between 0 and 1 as the S&P 500 Index ebbs and flows. This passive beta strategy worked well over the last fiscal year as the BXM Index found itself with an elevated beta just before market rallies on more than one occasion. Over the course of market cycles, we think it is more prudent to actively manage beta risk with respect to volatility exposure with the goal of having minimal market exposure as markets fall and more meaningful exposure as markets seem poised to rise.

Also detracting from relative performance was security selection, as some individual companies exhibited far more volatility than expected at the time the buy-write position was introduced to the portfolio. As part of this, the Fund was not particularly aggressive in taking short option positions over the balance of the period, as overall equity market volatility has been subdued for quite some time. We believe it to be a far more prudent strategy to save some dry powder for better opportunities in the future.

Contributing to Fund relative performance was sector selection as overweighting the Materials, Information Technology and Telecommunications sectors proved to be successful.

How was the RiverNorth Dynamic Buy-Write Fund positioned at the end of September 2013?

Given the current levels of volatility for both the broad equity market and for individual stocks, we remain cautious with the Fund’s short volatility positioning. Regardless, the Fund’s beta is near the long-run target of 0.3 simply because there have not been enough attractive opportunities in the short volatility arena. If opportunities arise, the Fund has ample cash to attempt to capitalize and position accordingly.

From a sector perspective, the Fund looked quite similar to the index as of September 30, 2013. Sector ETFs are being used as placeholders until more attractive opportunities present themselves. The Fund’s largest relative sector exposures are Information Technology, Materials

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RiverNorth Funds	Portfolio Update
September 30, 2013 (Unaudited)

(specifically individual Gold Miners) and Consumer Staples. The largest sector underweight is Consumer Discretionary.

The largest single security positions in the Fund are Apple, Goodyear Tire Preferred shares, Newmont Mining, Hewlett Packard, Wal-Mart and Intel. Like the sector overweights, these are all positions where we believe that implied volatility was too high at the time of the option writing and that implied volatility will compress or realize a volatility less than its implied over the life of that option, ideally creating excess return for the Fund.

Annual Report | September 30, 2013	31

RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2013 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Funds, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2013 and held for the six months ended September 30, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2013	33

RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2013 (Unaudited)

	Beginning Account Value 04/01/2013	Ending Account Value 09/30/2013	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Actual	$1,000.00	$1,023.50	1.33%	$6.75
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	1.33%	$6.73

RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$970.00	0.88%	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.66	0.88%	$4.46

Class R Shares
Actual	$1,000.00	$968.70	1.13%	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	1.13%	$5.72

RiverNorth/Manning & Napier Dividend Income Fund
Class I Shares
Actual	$1,000.00	$1,060.20	1.35%	$6.97
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83

Class R Shares
Actual	$1,000.00	$1,058.90	1.60%	$8.26
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$989.70	1.35%	$6.73
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83

Class R Shares
Actual	$1,000.00	$989.40	1.60%	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

RiverNorth Dynamic Buy-Write Fund
Actual	$1,000.00	$1,019.70	1.80%	$9.11
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	1.80%	$9.10

(a)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

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RiverNorth Funds	Disclosure of Fund Expenses
September 30, 2013 (Unaudited)

(b)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

Annual Report | September 30, 2013	35

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
CLOSED-END FUNDS - 61.52%
1,097,575	Aberdeen Asia-Pacific Income Fund, Inc.	$6,651,304
76,239	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.	1,484,373
43,401	Aberdeen Global Income Fund, Inc.	470,033
1,755,452	Adams Express Co.	21,750,050
716,461	AllianceBernstein Income Fund, Inc.	5,043,885
400,317	AllianzGI Equity & Convertible Income Fund	7,433,887
2,972,358	Alpine Total Dynamic Dividend Fund	11,948,879
177,868	Apollo Tactical Income Fund, Inc.	2,970,396
48,630	Babson Capital Global Short Duration High Yield Fund	1,110,223
28,650	BlackRock Build America Bond Trust	538,906
1,511,249	BlackRock Credit Allocation Income Trust IV, Inc.	19,706,687
227,427	BlackRock Debt Strategies Fund, Inc.	914,257
442,824	BlackRock Enhanced Equity Dividend Trust	3,330,036
1,076,257	BlackRock Global Opportunities Equity Trust	15,056,835
109,655	BlackRock High Yield Trust	758,593
469,405	BlackRock International Growth and Income Trust	3,614,418
223,375	BlackRock Multi-Sector Income Trust	3,723,661
653,052	Boulder Growth & Income Fund, Inc.	4,982,787
272,671	Boulder Total Return Fund, Inc.(a)	5,944,228
71,162	Brookfield Total Return Fund, Inc.	1,632,456
131,973	Calamos Convertible and High Income Fund	1,653,622
182,081	Calamos Global Dynamic Income Fund	1,549,509
171,648	Central Europe and Russia Fund, Inc.	5,564,828
571,703	Central Fund of Canada Ltd. - Class A	8,404,034
535,437	Clough Global Equity Fund	8,044,941
1,457,345	Clough Global Opportunities Fund	18,756,030
109,526	Cohen & Steers REIT and Preferred Income Fund, Inc.	1,698,748
35,528	DWS High Income Trust	322,239
645,987	Eaton Vance Enhanced Equity Income Fund	7,790,603
1,153,841	Eaton Vance Risk-Managed Diversified Equity Income Fund	12,473,021
1,566,136	Eaton Vance Tax-Managed Diversified Equity Income Fund	15,786,651
634,890	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	7,199,653
133,509	First Trust High Income Long/Short Fund	2,341,748
49,400	First Trust Strategic High Income Fund II	785,954
130,025	Franklin Templeton Limited Duration Income Trust	1,690,325
331,670	Gabelli Dividend & Income Trust	6,593,600
325,604	General American Investors Co., Inc.	11,116,121
60,929	Global High Income Fund, Inc.	626,959
17,400	Invesco Municipal Trust	203,580
78,670	Ivy High Income Opportunities Fund	1,400,326
48,304	John Hancock Hedged Equity & Income Fund	803,296
3,653,751	Liberty All Star® Equity Fund	19,766,793
141,885	Macquarie Global Infrastructure Total Return Fund, Inc.	3,070,391

See Notes to Financial Statements.
36	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
91,107	MFS Charter Income Trust	$815,408
90,394	MFS Multimarket Income Trust	597,504
62,863	Morgan Stanley Emerging Markets Debt Fund, Inc.	628,630
358,491	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	5,054,687
40,167	Neuberger Berman High Yield Strategies Fund, Inc.	524,581
382,067	Neuberger Berman Real Estate Securities Income Fund, Inc.	1,726,943
428,677	NexPoint Credit Strategies Fund	3,279,379
311,980	Nuveen Build American Bond Term Fund	5,637,479
4,800	Nuveen Credit Strategies Income Fund	44,880
42,041	Nuveen Dividend Advantage Municipal Fund	547,794
383,420	Nuveen Intermediate Duration Municipal Term Fund	4,401,662
109,815	Nuveen Mortgage Opportunity Term Fund	2,609,204
69,682	Nuveen Mortgage Opportunity Term Fund 2	1,673,065
51,206	Nuveen Municipal Opportunity Fund, Inc.	665,678
23,520	Nuveen Performance Plus Municipal Fund, Inc.	317,755
315,992	Nuveen Preferred Income Opportunities Fund	2,742,811
117,725	Nuveen Premium Income Municipal Fund 2	1,536,311
31,700	Nuveen Premium Income Municipal Fund 4, Inc.	377,230
100,069	Nuveen Quality Preferred Income Fund	756,522
342,585	Nuveen Quality Preferred Income Fund II	2,795,494
127,568	Nuveen Quality Preferred Income Fund III	1,006,512
41,507	PIMCO Corporate & Income Strategy Fund	692,752
439,610	PIMCO Dynamic Credit Income Fund	9,781,323
56,989	PIMCO Dynamic Income Fund	1,635,014
65,170	PIMCO Income Opportunity Fund	1,791,523
132,644	PIMCO Income Strategy Fund	1,534,691
427,532	PIMCO Income Strategy Fund II	4,360,826
42,484	Putnam Master Intermediate Income Trust	207,322
144,192	Putnam Premier Income Trust	758,450
543,419	Royce Focus Trust, Inc.	3,925,659
1,679,687	Royce Value Trust, Inc.	27,059,758
174,144	TCW Strategic Income Fund, Inc.	938,636
23,125	Templeton Emerging Markets Income Fund	330,225
228,770	The Thai Fund, Inc.	4,545,660
1,044,196	Tri-Continental Corp.	19,129,671
53,019	Virtus Global Multi-Sector Income Fund	901,323
151,053	Wells Fargo Advantage Multi-Sector Income Fund	2,135,889
83,024	Western Asset Emerging Markets Debt Fund, Inc.	1,489,451
37,553	Western Asset Emerging Markets Income Fund, Inc.	470,915
213,057	Western Asset Global Corporate Defined Opportunity Fund, Inc.	3,790,284
81,575	Western Asset Global High Income Fund, Inc.	1,007,451
187,441	Western Asset High Income Opportunity Fund, Inc.	1,119,023
102,854	Western Asset Managed High Income Fund, Inc.	585,239
47,050	Western Asset Mortgage Defined Opportunity Fund, Inc.	1,058,625
179,791	Western Asset Worldwide Income Fund, Inc.	2,259,973

See Notes to Financial Statements.
Annual Report | September 30, 2013	37

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
938,241	Zweig Total Return Fund, Inc.	$12,290,957

TOTAL CLOSED-END FUNDS (Cost $345,156,745)		398,249,035

MUTUAL FUNDS - 3.46%
533,820	Calamos Convertible Fund	9,998,457
1,111,161	Eaton Vance Floating-Rate Advantaged Fund	12,367,218

TOTAL MUTUAL FUNDS (Cost $15,452,768)		22,365,675

EXCHANGE-TRADED FUNDS - 18.43%
89,963	Guggenheim Russell Top 50® Mega Cap ETF	10,542,764
374,942	iShares® S&P 100® Index Fund	28,060,659
209,517	Market Vectors® Gold Miners ETF	5,242,116
247,540	PowerShares® FTSE RAFI Emerging Markets Portfolio	5,025,062
336,568	PowerShares® FTSE RAFI US 1000 Portfolio	25,407,518
111,000	SPDR® Barclays Capital Convertible Securities ETF	5,017,200
136,978	Vanguard® MSCI EAFE ETF	5,421,589
376,375	Vanguard® MSCI Emerging Markets ETF	15,105,811
252,763	Vanguard® S&P 500® ETF	19,462,751

TOTAL EXCHANGE-TRADED FUNDS (Cost $102,959,334)		119,285,470

HOLDING & INVESTMENT MANAGEMENT COMPANIES - 0.34%
12,100	Affiliated Managers Group, Inc.(a)	2,209,944

TOTAL HOLDING & INVESTMENT MANAGEMENT COMPANIES (Cost $634,253)		2,209,944

PREFERRED STOCKS - 0.24%
61,158	General American Investors Co., Inc., Series B, 5.950%	1,546,074

TOTAL PREFERRED STOCKS (Cost $1,444,152)		1,546,074

See Notes to Financial Statements.
38	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund	Schedule of Investments
September 30, 2013

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY SENIOR NOTES - 0.01%
3,600	Apollo Investment Corp.	6.63%	10/15/2042	$78,156

TOTAL BUSINESS DEVELOPMENT COMPANY SENIOR NOTES (Cost $84,441)				78,156

Shares/Description				Value
SHORT-TERM INVESTMENTS - 16.53%
107,032,737	Northern Institutional Government Select Portfolio, (7 Day Yield 0.01%)			107,032,737

TOTAL SHORT-TERM INVESTMENTS (Cost $107,032,737)				107,032,737

TOTAL INVESTMENTS - 100.53% (Cost $572,764,430)				650,767,091
LIABILITIES IN EXCESS OF OTHER ASSETS — 0.53%				(3,401,895)

NET ASSETS - 100.00%				$647,365,196

(a)	Non-income producing security.

Common Abbreviations:

EAFE - Europe, Australia, and Far East.

FTSE - Financial Times Stock Exchange.

ETF - Exchange Traded Fund.

Ltd. - Limited.

MSCI – Morgan Stanley Capital International.

RAFI - Research Affiliates Fundamental Index.

S&P – Standard & Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

See Notes to Financial Statements.
Annual Report | September 30, 2013	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
CLOSED-END FUNDS - 26.94%
675,628	Aberdeen Asia-Pacific Income Fund, Inc.	$4,094,306
62,427	Aberdeen Global Income Fund, Inc.	676,084
98,882	Advent Claymore Convertible Securities and Income Fund	1,739,334
866,470	Advent Claymore Convertible Securities and Income Fund II	6,021,966
398,296	Advent Claymore Enhanced Growth & Income Fund	3,895,335
2,695,360	AllianceBernstein Income Fund, Inc.	18,975,334
63,690	Babson Capital Global Short Duration High Yield Fund	1,454,043
185,172	BlackRock Build America Bond Trust	3,483,085
1,678,446	BlackRock Credit Allocation Income Trust IV, Inc.	21,886,936
292,928	BlackRock Debt Strategies Fund, Inc.	1,177,571
135,034	BlackRock Income Opportunity Trust, Inc.	1,336,837
377,356	BlackRock Multi-Sector Income Trust	6,290,525
56,688	BlackRock MuniHoldings Quality Fund, Inc.	702,931
39,651	BlackRock MuniYield Quality Fund II, Inc.	490,879
112,520	BlackRock Senior High Income Fund, Inc.	443,329
50,380	Brookfield Total Return Fund, Inc.	1,155,717
356,079	Calamos Convertible and High Income Fund	4,461,670
205,534	DWS Global High Income Fund, Inc.	1,646,327
455,060	DWS High Income Opportunities Fund, Inc.	6,439,099
159,679	Eaton Vance Municipal Bond Fund	1,845,889
213,125	Federated Enhanced Treasury Income Fund	2,740,788
36,900	First Trust Strategic High Income Fund II	587,079
174,771	Helios Strategic Income Fund, Inc.	1,109,796
37,050	Invesco Advantage Municipal Income Trust II	396,806
24,823	Invesco Municipal Opportunity Trust	292,415
252,128	Invesco Municipal Trust	2,949,898
428,848	Legg Mason BW Global Income Opportunities Fund, Inc.	7,174,627
341,936	Managed High Yield Plus Fund, Inc.	683,872
140,439	MFS Charter Income Trust	1,256,929
94,112	MFS Multimarket Income Trust	622,080
296,684	Montgomery Street Income Securities, Inc.	4,660,906
70,496	Morgan Stanley Emerging Markets Debt Fund, Inc.	704,960
768,977	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	10,842,499
33,713	Morgan Stanley Income Securities, Inc.	560,647
95,510	Neuberger Berman High Yield Strategies Fund, Inc.	1,247,361
1,219,241	NexPoint Credit Strategies Fund	9,327,194
212,626	Nuveen Build America Bond Opportunity Fund	3,942,086
1,366,318	Nuveen Diversified Currency Opportunities Fund	14,319,013
403,979	Nuveen Dividend Advantage Municipal Fund	5,263,846
224,288	Nuveen Global Income Opportunities Fund	2,630,898
193,878	Nuveen Intermediate Duration Municipal Term Fund	2,225,719
36,357	Nuveen Municipal High Income Opportunity Fund	424,286
93,096	Nuveen Municipal Opportunity Fund, Inc.	1,210,248
466,071	Nuveen Performance Plus Municipal Fund, Inc.	6,296,619
243,371	Nuveen Preferred Income Opportunities Fund	2,112,460

See Notes to Financial Statements.
40	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
73,140	Nuveen Premier Municipal Income Fund, Inc.	$943,506
538,376	Nuveen Premium Income Municipal Fund 2	7,025,807
329,712	Nuveen Premium Income Municipal Fund, Inc.	4,213,719
146,500	Nuveen Quality Preferred Income Fund	1,107,540
364,267	Nuveen Quality Preferred Income Fund II	2,972,419
172,298	Nuveen Quality Preferred Income Fund III	1,359,431
296,588	PIMCO Corporate & Income Opportunity Fund	5,353,413
43,435	PIMCO Corporate & Income Strategy Fund	724,930
602,629	PIMCO Dynamic Credit Income Fund	13,408,495
825,584	PIMCO Dynamic Income Fund	23,686,005
96,394	PIMCO Income Opportunity Fund	2,649,871
307,990	PIMCO Income Strategy Fund	3,563,444
608,523	PIMCO Income Strategy Fund II	6,206,935
115,653	PIMCO Municipal Income Fund II	1,275,653
33,907	Prudential Global Short Duration High Yield Fund, Inc.	591,338
132,648	Putnam High Income Securities Fund	1,043,940
46,584	Putnam Managed Municipal Income Trust	318,635
338,325	Putnam Master Intermediate Income Trust	1,651,026
1,949,064	Putnam Premier Income Trust	10,252,077
137,633	Strategic Global Income Fund, Inc.	1,278,611
77,973	The GDL Fund	879,535
93,512	The New America High Income Fund, Inc.	889,299
201,333	Virtus Global Multi-Sector Income Fund	3,422,661
218,560	Wells Fargo Advantage Multi-Sector Income Fund	3,090,438
114,205	Western Asset Emerging Markets Debt Fund, Inc.	2,048,838
35,049	Western Asset Emerging Markets Income Fund, Inc.	439,514
126,709	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,254,153
120,077	Western Asset High Income Opportunity Fund, Inc.	716,860
155,798	Western Asset Inflation Management Fund, Inc.	2,558,203
64,000	Western Asset Managed High Income Fund, Inc.	364,160
33,722	Western Asset Worldwide Income Fund, Inc.	423,886
525,157	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	6,091,821

TOTAL CLOSED-END FUNDS (Cost $295,375,308)		284,606,392

PREFERRED STOCKS - 2.23%
80,225	Apollo Commercial Real Estate Finance, Inc., 8.625%	2,013,648
199,000	Kayne Anderson MLP Investment Co., Series F, 3.500%	4,706,350
383,767	Kayne Anderson MLP Investment Co., Series E, 4.250%	9,598,013
76,371	The GDL Fund, Series B, 7.000%(a)	3,839,170

See Notes to Financial Statements.
Annual Report | September 30, 2013	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Shares/Description				Value
334,415	Tortoise Energy Capital Corp., 3.950%			$3,394,312

TOTAL PREFERRED STOCKS (Cost $23,941,345)				23,551,493

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY SENIOR NOTES - 2.62%
$4,939	Apollo Investment Corp.	6.63%	10/15/2042	107,226
328,850	Fifth Street Finance Corp.	6.13%	04/30/2028	7,445,164
380,004	Main Street Capital Corp.	6.13%	04/01/2023	8,892,093
201,266	Medley Capital Corp.	6.13%	03/30/2023	4,689,498
66,065	MVC Capital, Inc.	7.25%	01/15/2023	1,658,892
203,293	PennantPark Investment Corp.	6.25%	02/01/2025	4,879,032

TOTAL BUSINESS DEVELOPMENT COMPANY SENIOR NOTES (Cost $29,560,006)				27,671,905

FOREIGN CORPORATE BONDS - 5.58%
Australia - 0.12%
1,125,000	Australia & New Zealand Banking Group Ltd.(b)	4.88%	01/12/2021	1,235,093

				1,235,093

Austria - 0.12%
800,000	ESAL GmbH(b)	6.25%	02/05/2023	710,000
600,000	ESAL GmbH(c)	6.25%	02/05/2023	532,500

				1,242,500

Bermuda - 0.14%
600,000	Inkia Energy Ltd.(c)	8.38%	04/04/2021	631,500
800,000	Noble Group Ltd.(c)	6.75%	01/29/2020	832,000

				1,463,500

Brazil - 0.49%
600,000	Banco do Brasil SA(c)	5.88%	01/19/2023	565,500
1,200,000	Banco do Brasil SA(a)(c)(d)	8.50%	Perpetual Maturity	1,344,000
300,000	Caixa Economica Federal(c)	3.50%	11/07/2022	249,000
400,000	Globo Comunicacao e Participacoes SA(b)(e)	5.31%	05/11/2022	404,000
200,000	Globo Comunicacao e Participacoes SA(c)(e)	5.31%	05/11/2022	202,000
600,000	Itau Unibanco Holding SA(c)	5.50%	08/06/2022	564,000
1,500,000	OAS Financial Ltd.(a)(b)	8.88%	12/29/2049	1,368,750
400,000	Samarco Mineracao SA(b)	4.13%	11/01/2022	349,000

See Notes to Financial Statements.
42	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$200,000	Samarco Mineracao SA(c)	4.13%	11/01/2022	$174,500

				5,220,750

Canada - 0.29%
1,275,000	Bank of Montreal	1.40%	09/11/2017	1,257,615
840,000	Pacific Rubiales Energy Corp.(b)	7.25%	12/12/2021	886,200
600,000	Pacific Rubiales Energy Corp.(b)	5.13%	03/28/2023	540,750
360,000	Pacific Rubiales Energy Corp.(c)	7.25%	12/12/2021	379,800

				3,064,365

Cayman Islands - 0.63%
500,000	AES Andres Dominicana Ltd.(b)	9.50%	11/12/2020	530,000
1,000,000	AES Andres Dominicana Ltd.(c)	9.50%	11/12/2020	1,060,000
900,000	EGE Haina Finance Co.(c)	9.50%	04/26/2017	928,503
700,000	Grupo Aval Ltd.(b)	4.75%	09/26/2022	630,000
800,000	Grupo Aval Ltd.(c)	4.75%	09/26/2022	720,000
387,557	IIRSA Norte Finance Ltd.(c)	8.75%	05/30/2024	453,442
1,000,000	Industrial Senior Trust(b)	5.50%	11/01/2022	917,500
500,000	Industrial Senior Trust(c)	5.50%	11/01/2022	458,750
300,000	Odebrecht Finance Ltd.(c)	7.50%	09/29/2049	292,500
575,000	Transocean, Inc.	6.00%	03/15/2018	648,654

				6,639,349

Chile - 0.63%
1,000,000	Cencosud SA(b)	4.88%	01/20/2023	952,109
400,000	CFR International SpA(b)	5.13%	12/06/2022	369,280
1,100,000	CFR International SpA(c)	5.13%	12/06/2022	1,015,129
800,000	CorpGroup Banking SA(b)	6.75%	03/15/2023	684,000
500,000	Inversiones CMPC SA(b)	4.50%	04/25/2022	468,324
300,000	Inversiones CMPC SA(b)	4.38%	05/15/2023	280,534
800,000	SACI Falabella(b)	3.75%	04/30/2023	716,000
400,000	SMU SA(b)	7.75%	02/08/2020	270,000
2,000,000	Tanner Servicios Financieros SA(b)	4.38%	03/13/2018	1,900,818

				6,656,194

Colombia - 0.33%
800,000	Banco de Bogota SA(b)	5.38%	02/19/2023	750,000
700,000	Banco de Bogota SA(c)	5.38%	02/19/2023	656,250
1,100,000	Bancolombia SA	5.95%	06/03/2021	1,122,000
1,000,000	Transportadora de Gas Internacional SA ESP(c)	5.70%	03/20/2022	1,007,500

				3,535,750

Costa Rica - 0.14%
800,000	Instit Costa de Electric(b)	6.95%	11/10/2021	826,000
600,000	Instit Costa de Electric(c)	6.95%	11/10/2021	619,500

				1,445,500

See Notes to Financial Statements.
Annual Report | September 30, 2013	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
Curacao - 0.06%
$665,000	Teva Pharmaceutical Finance Co. BV	2.95%	12/18/2022	$617,631

				617,631

France - 0.06%
625,000	Orange SA	2.75%	09/14/2016	645,409

				645,409

Great Britain - 0.36%
473,000	BP Capital Markets PLC	4.75%	03/10/2019	524,912
125,000	BP Capital Markets PLC	2.50%	11/06/2022	113,354
1,163,000	British Telecommunications PLC	5.95%	01/15/2018	1,334,442
600,000	Diageo Capital PLC	1.50%	05/11/2017	600,843
1,000,000	Vedanta Resources PLC(b)	7.13%	05/31/2023	932,500
300,000	Vedanta Resources PLC(c)	8.25%	06/07/2021	304,313

				3,810,364

Ireland - 0.02%
200,000	Ardagh Packaging Finance PLC /Ardagh MP Holdings USA, Inc.(b)	7.00%	11/15/2020	193,000

				193,000

Jersey - 0.14%
1,500,000	Polyus Gold International Ltd.(b)	5.63%	04/29/2020	1,477,500

				1,477,500

Luxembourg - 0.21%
500,000	Cosan Luxembourg SA(b)	5.00%	03/14/2023	451,250
835,000	Covidien International Finance SA	2.95%	06/15/2023	789,750
195,000	Intelsat Luxembourg SA(b)	7.75%	06/01/2021	202,556
650,000	Minerva Luxembourg SA(b)	7.75%	01/31/2023	614,250
200,000	Minerva Luxembourg SA(c)	7.75%	01/31/2023	189,000

				2,246,806

Malaysia - 0.09%
1,000,000	IOI Investment L Bhd	4.38%	06/27/2022	943,109

				943,109

Mexico - 0.19%
1,000,000	Grupo KUO SAB De CV(b)	6.25%	12/04/2022	962,500
1,000,000	Grupo KUO SAB De CV(c)	6.25%	12/04/2022	962,500
100,000	Ixe Banco SA(c)	9.25%	10/14/2020	118,313

				2,043,313

Netherlands - 0.23%
547,000	Koninklijke KPN NV	8.38%	10/01/2030	701,571
500,000	Lukoil International Finance BV(c)	4.56%	04/24/2023	466,375
400,000	Petrobras Global Finance BV	4.38%	05/20/2023	370,067
900,000	VimpelCom Holdings BV(b)	5.95%	02/13/2023	855,594

				2,393,607

See Notes to Financial Statements.
44	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
Norway - 0.06%
$600,000	Corp. Pesquera Inca SAC(c)	9.00%	02/10/2017	$606,000

				606,000

Peru - 0.58%
1,500,000	Banco de Credito del Peru(b)	4.25%	04/01/2023	1,339,500
900,000	Banco de Credito del Peru(a)(b)	6.13%	04/24/2027	884,250
100,000	Banco de Credito del Peru(a)(c)	9.75%	11/06/2069	114,250
300,000	Banco Internacional del Peru SAA(a)(c)	8.50%	04/23/2070	317,250
1,500,000	Cia Minera Milpo SAA(b)	4.63%	03/28/2023	1,353,750
100,000	Corp. Pesquera Inca SAC(b)	9.00%	02/10/2017	101,000
500,000	Pesquera Exalmar SAA(b)	7.38%	01/31/2020	462,500
500,000	Pesquera Exalmar SAA(c)	7.38%	01/31/2020	462,500
500,000	Scotiabank Peru SA(a)(b)	4.50%	12/13/2027	437,500
800,000	Scotiabank Peru SA(a)(c)	4.50%	12/13/2027	700,000

				6,172,500

Russia - 0.32%
1,000,000	Alfa Bank OJSC Via Alfa Bond Issuance PLC(c)	7.50%	09/26/2019	1,037,500
1,600,000	Gazprom OAO Via Gaz Capital SA(c)	4.95%	02/06/2028	1,424,000
500,000	Rosneft Oil Co. via Rosneft International Finance Ltd.(c)	4.20%	03/06/2022	462,500
300,000	Sberbank of Russia Via SB Capital SA(c)	5.13%	10/29/2022	281,310
200,000	VTB Bank OJSC Via VTB Capital SA(c)	6.95%	10/17/2022	199,500

				3,404,810

South Korea - 0.13%
1,000,000	The Korea Development Bank	4.38%	08/10/2015	1,060,478
250,000	The Korea Development Bank	3.25%	03/09/2016	260,989

				1,321,467

Spain - 0.04%
400,000	Cemex Espana Luxembourg(c)	9.25%	05/12/2020	432,000

				432,000

Turkey - 0.20%
600,000	Anadolu Efes Biracilik Ve Malt Sanayii AS(b)	3.38%	11/01/2022	493,500
700,000	Tupras Turkiye Petrol Rafinerileri AS(b)	4.13%	05/02/2018	657,125
1,000,000	Tupras Turkiye Petrol Rafinerileri AS(c)	4.13%	05/02/2018	938,750

				2,089,375

TOTAL FOREIGN CORPORATE BONDS (Cost $62,133,847)				58,899,892

See Notes to Financial Statements.
Annual Report | September 30, 2013	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS - 5.82%
$215,000	Activision Blizzard, Inc.(b)	5.63%	09/15/2021	$215,806
235,000	Alere, Inc.	6.50%	06/15/2020	234,119
1,400,000	Altria Group, Inc.	2.85%	08/09/2022	1,285,210
200,000	American Axle & Manufacturing, Inc.	6.63%	10/15/2022	206,000
1,250,000	American Express Credit Corp.	2.13%	07/27/2018	1,256,569
635,000	Arrow Electronics, Inc.	3.38%	11/01/2015	657,335
245,000	Ashland, Inc.	4.75%	08/15/2022	230,912
720,000	AT&T, Inc.	5.35%	09/01/2040	701,150
225,000	Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.(b)	4.75%	11/15/2021	204,469
220,000	Avis Budget Car Rental LLC /Avis Budget Finance, Inc.	5.50%	04/01/2023	204,600
325,000	Baxter International, Inc.	3.20%	06/15/2023	317,898
625,000	BB&T Corp.	1.60%	08/15/2017	621,279
1,000,000	BBVA Bancomer SA(c)	6.50%	03/10/2021	1,045,000
845,000	Becton Dickinson and Co.	3.13%	11/08/2021	839,493
872,000	Biogen Idec, Inc.	6.88%	03/01/2018	1,036,406
100,000	BMC Software Finance, Inc.(b)	8.13%	07/15/2021	104,250
600,000	Boston Properties LP	4.13%	05/15/2021	619,518
700,000	Burlington Northern Santa Fe LLC	3.00%	03/15/2023	660,315
230,000	CCO Holdings LLC /CCO Holdings Capital Corp.	5.25%	09/30/2022	213,900
225,000	Celanese US Holdings LLC	4.63%	11/15/2022	216,562
675,000	Celgene Corp.	3.25%	08/15/2022	641,538
140,000	Cinemark USA, Inc.	7.38%	06/15/2021	151,900
220,000	CIT Group, Inc.	5.00%	08/15/2022	215,990
215,000	Claire’s Stores, Inc.(b)	7.75%	06/01/2020	211,237
855,000	ConAgra Foods, Inc.	3.20%	01/25/2023	801,798
500,000	ConocoPhillips	6.50%	02/01/2039	630,851
185,000	DaVita HealthCare Partners, Inc.	5.75%	08/15/2022	183,844
965,000	Devon Energy Corp.	6.30%	01/15/2019	1,128,217
203,000	Devon Energy Corp.	4.00%	07/15/2021	207,819
625,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.	5.00%	03/01/2021	641,046
675,000	Duke Energy Corp.	3.55%	09/15/2021	677,932
200,000	Ecolab, Inc.	2.38%	12/08/2014	203,893
450,000	Ecolab, Inc.	1.00%	08/09/2015	450,446
195,000	Equinix, Inc.	7.00%	07/15/2021	208,406
1,005,000	Ford Motor Co.	7.45%	07/16/2031	1,229,623
210,000	Gannett Co., Inc.(b)	5.13%	07/15/2020	206,850
1,175,000	General Electric Capital Corp.	2.90%	01/09/2017	1,231,082
375,000	Glencore Funding LLC(b)	2.50%	01/15/2019	352,028
542,000	Halliburton Co.	6.15%	09/15/2019	650,411

See Notes to Financial Statements.
46	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$195,000	Hawk Acquisition Sub, Inc.(b)	4.25%	10/15/2020	$186,469
185,000	HD Supply, Inc.(b)	7.50%	07/15/2020	192,169
180,000	IASIS Healthcare LLC /IASIS Capital Corp.	8.38%	05/15/2019	187,650
675,000	Illinois Tool Works, Inc.	3.38%	09/15/2021	687,788
550,000	JP Morgan Chase & Co.	4.50%	01/24/2022	574,917
750,000	JPMorgan Chase & Co.	3.25%	09/23/2022	709,198
490,000	Kellogg Co.	7.45%	04/01/2031	627,698
600,000	Kinder Morgan Energy Partners LP	2.65%	02/01/2019	596,747
400,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	452,225
225,000	Kinder Morgan Energy Partners LP	6.50%	09/01/2039	245,076
905,000	Liberty Mutual Group, Inc.(b)	6.50%	05/01/2042	979,786
745,000	Macy’s Retail Holdings, Inc.	2.88%	02/15/2023	671,513
603,000	Marathon Petroleum Corp.	5.13%	03/01/2021	652,272
625,000	Mattel, Inc.	2.50%	11/01/2016	645,811
250,000	MetLife, Inc.	6.38%	06/15/2034	301,728
475,000	MetLife, Inc.	5.70%	06/15/2035	527,563
375,000	MetLife, Inc.	5.88%	02/06/2041	427,385
205,000	MGM Resorts International	6.63%	12/15/2021	212,431
725,000	Microsoft Corp.	2.13%	11/15/2022	661,254
822,000	MidAmerican Energy Holdings Co.	6.50%	09/15/2037	973,959
514,000	Mondelez International, Inc.	5.38%	02/10/2020	581,357
650,000	Morgan Stanley	3.75%	02/25/2023	628,114
800,000	Motorola Solutions, Inc.	6.00%	11/15/2017	913,585
55,000	MPT Operating Partnership LP / MPT Finance Corp.	6.38%	02/15/2022	55,962
1,189,000	National Rural Utilities Cooperative Finance Corp.	10.38%	11/01/2018	1,635,619
50,000	NCL Corp. Ltd.(b)	5.00%	02/15/2018	50,125
210,000	Newfield Exploration Co.	5.75%	01/30/2022	210,525
625,000	Novartis Capital Corp.	4.40%	04/24/2020	687,404
205,000	Nuveen Investments, Inc.(b)	9.50%	10/15/2020	201,412
210,000	Oasis Petroleum, Inc.(b)	6.88%	03/15/2022	222,075
640,000	ONEOK Partners LP	6.13%	02/01/2041	649,072
850,000	Oracle Corp.	1.20%	10/15/2017	835,795
475,000	Oracle Corp.	2.38%	01/15/2019	477,941
210,000	Penn Virginia Resource Partners LP / Penn Virginia Resource Finance Corp.	8.25%	04/15/2018	218,925
590,000	Phillips 66	5.88%	05/01/2042	621,848
1,175,000	PNC Funding Corp.	4.38%	08/11/2020	1,264,081
195,000	Post Holdings, Inc.(b)	7.38%	02/15/2022	205,969
215,000	QEP Resources, Inc.	5.38%	10/01/2022	206,400
210,000	Regency Energy Partners LP /Regency Energy Finance Corp.	5.50%	04/15/2023	202,650
220,000	Revlon Consumer Products Corp.(b)	5.75%	02/15/2021	212,575

See Notes to Financial Statements.
Annual Report | September 30, 2013	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$100,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	9.88%	08/15/2019	$109,000
195,000	RR Donnelley & Sons Co.	7.88%	03/15/2021	210,112
200,000	Safway Group Holding LLC / Safway Finance Corp.(b)	7.00%	05/15/2018	204,000
205,000	Sally Holdings LLC / Sally Capital, Inc.	5.75%	06/01/2022	206,537
205,000	SBA Communications Corp.	5.63%	10/01/2019	202,437
195,000	Sealed Air Corp.(b)	6.50%	12/01/2020	205,238
215,000	Select Medical Corp.(b)	6.38%	06/01/2021	204,788
215,000	Service Corp. International(b)	5.38%	01/15/2022	205,594
420,000	Simon Property Group LP	5.65%	02/01/2020	479,993
150,000	Simon Property Group LP	4.38%	03/01/2021	159,849
225,000	Sirius XM Radio, Inc.(b)	4.25%	05/15/2020	210,938
165,000	SM Energy Co.(b)	5.00%	01/15/2024	152,625
900,000	Southern Copper Corp.	5.25%	11/08/2042	730,246
875,000	Southern Power Co.	4.88%	07/15/2015	936,452
940,000	Southwest Airlines Co.	5.13%	03/01/2017	1,038,350
200,000	Spectrum Brands Escrow Corp.(b)	6.63%	11/15/2022	208,000
185,000	Sun Merger Sub, Inc.(b)	5.88%	08/01/2021	188,006
235,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.(b)	4.25%	11/15/2023	213,850
205,000	Terex Corp.	6.00%	05/15/2021	208,331
795,000	The ADT Corp.	3.50%	07/15/2022	673,592
461,000	The Boeing Co.	6.88%	03/15/2039	621,768
625,000	The Coca-Cola Co.	1.80%	09/01/2016	643,114
655,000	The Dow Chemical Co.	3.00%	11/15/2022	604,560
550,000	The Goldman Sachs Group, Inc.	5.75%	01/24/2022	610,994
175,000	The Goodyear Tire & Rubber Co.	7.00%	05/15/2022	182,875
1,000,000	The Kroger Co.	3.40%	04/15/2022	975,576
185,000	The Manitowoc Co., Inc.	8.50%	11/01/2020	206,737
195,000	Toll Brothers Finance Corp.	5.88%	02/15/2022	200,363
600,000	Tyson Foods, Inc.	4.50%	06/15/2022	624,084
190,000	United Rentals North America, Inc.	7.63%	04/15/2022	207,575
475,000	United Technologies Corp.	3.10%	06/01/2022	468,347
100,000	US Foods, Inc.	8.50%	06/30/2019	105,875
195,000	Valeant Pharmaceuticals International(b)	7.50%	07/15/2021	211,088
575,000	Valero Energy Corp.	6.13%	02/01/2020	662,203
680,000	Verizon Communications, Inc.	2.50%	09/15/2016	701,524
1,175,000	Wal-Mart Stores, Inc.	3.25%	10/25/2020	1,213,467
830,000	Waste Management, Inc.	6.13%	11/30/2039	952,342
215,000	WCI Communities, Inc.(b)	6.88%	08/15/2021	206,938
740,000	WellPoint, Inc.	5.25%	01/15/2016	808,504
450,000	WellPoint, Inc.	2.30%	07/15/2018	450,814
1,150,000	Wells Fargo & Co.	4.60%	04/01/2021	1,251,191

See Notes to Financial Statements.
48	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$595,000	Wynn Las Vegas LLC	7.75%	08/15/2020	$670,863
645,000	Xerox Corp.	4.25%	02/15/2015	672,786

TOTAL U.S. CORPORATE BONDS (Cost $63,184,235)				61,492,301

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.35%
1,275,000	Corp. Andina de Fomento	3.75%	01/15/2016	1,338,455
1,000,000	Mexico Government International Bond	4.00%	10/02/2023	995,000
1,300,000	Pemex Project Funding Master Trust	6.63%	06/15/2035	1,379,313

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES (Cost $3,879,381)				3,712,768

COLLATERALIZED LOAN OBLIGATIONS - 1.38%
184,380	Adirondack Park CLO Ltd. 2013-1A Series 2013-1A(a)(b)	1.27%	04/15/2016	184,369
500,000	ALM IV Ltd. Series 2011-4A(a)(b)	3.02%	07/18/2022	484,072
500,000	ARES CLO Ltd. Series 2012-2A(a)(b)	4.98%	10/12/2023	498,554
500,000	ARES XXVI CLO Ltd. Series 2013-1A(a)(b)	4.04%	04/15/2025	475,249
500,000	BlueMountain CLO Ltd. Series 2012-1A(a)(b)	5.77%	07/20/2023	476,715
250,000	Brookside Mill CLO Ltd. Series 2013-1A(a)(b)	2.98%	04/17/2025	242,526
500,000	Series 2013-1A(a)(b)	3.33%	04/17/2025	457,840
500,000	Series 2013-1A(a)(b)	4.68%	04/17/2025	445,160
500,000	Cent CLO 18 Ltd. Series 2013-18A(a)(b)	3.72%	07/23/2025	469,702
250,000	Series 2013-18A(a)(b)	4.87%	07/23/2025	220,320
500,000	Centurion CDO 8 Ltd. Series 2005-8X C(a)	2.27%	03/08/2017	480,407
500,000	Chatham Light CLO Ltd. Series 2005-2A(a)(b)	1.97%	08/03/2019	475,696
500,000	Dryden XXIV Senior Loan Fund Series 2012-24A(a)(b)	5.01%	11/15/2023	499,989
500,000	Four Corners CLO III Ltd. Series 2006-3A(a)(b)	1.77%	07/22/2020	475,544

See Notes to Financial Statements.
Annual Report | September 30, 2013	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$500,000	Galaxy XV CLO Ltd. Series 2013-15A(a)(b)	2.89%	04/15/2025	$478,680
500,000	Series 2013-15A(a)(b)	3.69%	04/15/2025	473,394
250,000	GoldenTree Loan Opportunities IV Ltd. Series 2007-4A(a)(b)	4.51%	08/18/2022	235,314
750,000	GoldenTree Loan Opportunities VI Ltd. Series 2012-6A(a)(b)	4.47%	04/17/2022	744,096
500,000	LCM X LP Series 2012-10A(a)(b)	4.87%	04/15/2022	497,325
500,000	LCM XI LP Series 2012-11A(a)(b)	4.22%	04/19/2022	487,313
500,000	Magnetite IV CLO Ltd. Series 2012-7A(a)(b)	5.52%	01/15/2025	468,611
250,000	Nomad CLO Ltd. Series 2013-1A(a)(b)	3.22%	01/15/2025	245,683
250,000	Series 2013-1A(a)(b)	3.77%	01/15/2025	237,104
500,000	OCP CLO 2013-3 Ltd. Series 2013-3A(a)(b)	3.03%	01/17/2025	485,464
500,000	Octagon Investment Partners XVI Ltd. Series 2013-1A(a)(b)	3.62%	07/17/2025	471,177
500,000	Series 2013-1A(a)(b)	4.77%	07/17/2025	444,901
500,000	OHA Intrepid Leveraged Loan Fund Ltd. Series 2013-1AR(a)(b)	3.32%	04/20/2021	489,879
250,000	Race Point VIII CLO Ltd. Series 2013-8A(a)(b)	2.17%	02/20/2025	250,003
100,000	Saturn CLO Ltd. Series 2007-1A(a)(b)	4.26%	05/13/2022	90,827
1,000,000	Venture V CDO Ltd. Series 2005-1A(a)(b)	0.71%	11/22/2018	957,498
500,000	Venture X CLO Ltd. Series 2012-10A(a)(b)	4.47%	07/20/2022	491,552
500,000	WhiteHorse III Ltd. Corp. Series 2006-1A(a)(b)	2.12%	05/01/2018	482,855
750,000	Wind River CLO Ltd. Series 2013-1A C(a)(b)	3.68%	04/20/2025	710,010

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $14,823,020)				14,627,829

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 30.35%
3,136,038	Adjustable Rate Mortgage Trust Series 2005-1(a)	2.87%	05/25/2035	3,023,919
2,357,367	Series 2005-7(a)	3.11%	10/25/2035	2,094,714

See Notes to Financial Statements.
50	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$851,503	Alternative Loan Trust Series 2005-20CB	5.50%	07/25/2035	$740,342
345,681	Series 2005-54CB	5.50%	11/25/2035	295,372
1,000,000	Series 2005-6CB	5.50%	04/25/2035	979,039
686,514	Series 2005-85CB(a)	20.98%	02/25/2036	858,881
3,250,782	Series 2005-85CB(a)	1.28%	02/25/2036	2,587,304
831,544	Series 2005-86CB	5.50%	02/25/2036	695,419
1,734,987	Series 2005-9CB(a)	4.87%	05/25/2035	217,531
976,907	Series 2005-9CB(a)	0.68%	05/25/2035	766,859
635,456	Series 2006-12CB(a)	5.75%	05/25/2036	502,238
2,863,691	Series 2006-15CB	6.50%	06/25/2036	2,205,340
419,500	Series 2006-30T1	6.25%	11/25/2036	359,226
323,540	Series 2006-32CB	5.50%	11/25/2036	277,426
628,905	Series 2006-36T2(a)	27.24%	12/25/2036	834,697
2,435,886	Series 2007-19	6.00%	08/25/2037	1,921,310
7,782,173	Series 2007-20	6.25%	08/25/2047	6,554,924
2,627,177	Series 2007-23CB(a)	6.32%	09/25/2037	570,090
2,751,451	Series 2007-23CB(a)	0.68%	09/25/2037	1,620,244
246,499	American Home Mortgage Investment Trust Series 2007-A(b)(e)	6.10%	01/25/2037	163,874
200,000	BAMLL Commercial Mortgage Securities Trust Series 2012-CLRN(a)(b)	1.78%	08/15/2014	200,419
300,000	Series 2012-CLRN(a)(b)	2.88%	08/15/2014	301,165
148,252	Banc of America Alternative Loan Trust Series 2005-6	6.00%	07/25/2035	137,459
294,323	Series 2005-6	5.50%	07/25/2035	286,167
500,000	Banc of America Commercial Mortgage Trust Series 2007-5(a)	5.77%	10/10/2017	536,798
1,108,831	Banc of America Funding Corp. Series 2006-2	5.50%	03/25/2036	1,111,521
2,713,994	Series 2006-A(a)	2.99%	02/20/2036	2,198,302
1,672,336	Series 2008-R2(b)	6.00%	09/25/2037	1,785,953
232,074	Banc of America Mortgage Trust Series 2004-8	5.50%	09/25/2024	237,562
328,293	BCAP LLC Trust Series 2007-AA2(a)	7.50%	04/25/2037	276,881
213,003	Series 2007-AA2	6.00%	04/25/2037	181,521
500,000	Series 2010-RR6(a)(b)	6.72%	11/26/2014	503,487
2,777,696	Bear Stearns ALT-A Trust Series 2004-11(a)	2.82%	11/25/2034	2,426,736
2,706,389	Series 2005-3(a)	2.52%	04/25/2035	2,138,142

See Notes to Financial Statements.
Annual Report | September 30, 2013	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$2,736,353	Series 2006-6(a)	4.67%	11/25/2036	$1,916,651
944,544	Bear Stearns Asset-Backed Securities Trust Series 2005-HE3(a)	1.20%	03/25/2035	910,503
4,027,328	Series 2006-AC1(e)	5.75%	02/25/2036	3,220,835
1,089,860	Chase Mortgage Finance Trust Series 2007-S3	5.50%	05/25/2037	1,056,470
7,246,289	CHL Mortgage Pass-Through Trust 2006-18 Series 2006-18	6.00%	12/25/2036	6,296,112
1,815,521	Citicorp Mortgage Securities Trust Series 2007-1	6.00%	01/25/2037	1,818,834
1,081,297	Series 2007-2	5.50%	02/25/2037	1,056,769
63,000	Citigroup Commercial Mortgage Trust Series 2004-C1(a)	5.61%	04/15/2040	64,225
250,000	Series 2005-C3(a)	4.83%	05/15/2043	262,560
850,000	Series 2013-SMP C	2.74%	01/12/2018	843,009
850,000	Series 2013-SMP D(a)	3.01%	01/12/2018	832,573
1,551,521	Citigroup Mortgage Loan Trust, Inc. Series 2006-WF1(e)	5.80%	03/25/2036	1,058,977
2,175,987	Series 2007-OPX1(e)	6.33%	01/25/2037	1,360,162
2,000,000	Series 2008-AR4(a)(b)	2.91%	11/25/2038	1,680,024
1,400,000	Series 2008-AR4(a)(b)	2.76%	11/25/2038	1,052,543
1,485,358	Series 2010-8(a)(b)	9.24%	11/25/2036	1,271,047
4,262,667	Series 2010-8(a)(b)	8.30%	12/25/2036	3,464,895
1,100,000	Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4(a)	5.37%	12/11/2049	1,111,188
27,011,465	Series 2007-CD5(a)(b)	0.31%	11/15/2044	61,667
1,618,302	CitiMortgage Alternative Loan Trust Series 2007-A1	6.00%	01/25/2037	1,368,865
318,763	Series 2007-A1(a)	5.22%	01/25/2037	44,667
573,772	Series 2007-A3(a)	5.22%	03/25/2037	85,350
249,323	Series 2007-A3(a)	6.00%	03/25/2037	212,700
8,855,495	Series 2007-A4	5.75%	04/25/2037	7,317,420
1,978,600	Series 2007-A4	5.75%	04/25/2037	1,634,944
1,733,910	Series 2007-A6	5.50%	06/25/2037	1,348,817
1,060,498	Commercial Mortgage Pass-Through Certificates Series 2010-C1(a)(b)	2.52%	07/10/2046	46,459
10,000	Commercial Mortgage Trust Series 2004-FL2A(a)(b)	0.59%	11/05/2019	9,700
900,000	Series 2007-GG11(a)	5.87%	08/10/2017	982,747
600,000	Series 2007-GG9	5.48%	02/10/2017	634,291

See Notes to Financial Statements.
52	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$400,000	Series 2007-GG9	5.48%	03/10/2039	$419,773
2,500,000	Countrywide Asset-Backed Certificates Series 2005-12(e)	5.56%	02/25/2036	2,576,307
300,000	Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-J4	5.50%	11/25/2035	292,544
1,014,366	Series 2007-17	6.00%	10/25/2037	977,892
1,061,191	Series 2007-3	6.00%	04/25/2037	963,375
1,467,724	Series 2007-7	5.75%	06/25/2037	1,327,266
172,200	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-10	5.50%	11/25/2035	148,155
155,359	Series 2005-8	5.50%	08/25/2025	146,550
750,000	Series 2005-C6(a)	4.94%	11/15/2015	797,840
229,140	Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C2 Series 1998-C2(a)(b)	6.75%	11/15/2030	238,229
950,000	Credit Suisse Mortgage Capital Certificates Series 2006-C4	5.51%	09/15/2016	1,017,398
550,000	Series 2006-C5	5.34%	12/15/2039	584,689
457,329	Series 2006-TF2A(a)(b)	0.35%	10/15/2021	455,529
700,000	Series 2007-TFLA(a)(b)	0.33%	02/15/2022	687,063
8,781,274	CSAB Mortgage-Backed Trust Series 2006-2(e)	5.70%	09/25/2036	3,183,264
211,233	Series 2007-1(a)	5.90%	05/25/2037	127,792
442,349	CSMC Mortgage-Backed Trust Series 2006-1	6.00%	02/25/2036	329,133
255,119	Series 2006-4	5.50%	05/25/2021	242,689
1,531,906	Series 2006-5	6.25%	06/25/2036	869,165
1,390,389	Series 2006-7	5.00%	08/25/2036	1,131,604
171,846	Series 2006-9	6.00%	11/25/2036	172,661
5,905,434	Series 2007-1	6.00%	02/25/2037	5,310,107
55,257	Series 2007-2	5.00%	03/25/2037	53,686
773,495	Series 2007-3(a)	5.84%	04/25/2037	421,698
136,714	Series 2007-4	6.00%	06/25/2037	122,170
2,698,732	Series 2010-7R(a)(b)	7.12%	04/26/2037	2,395,649
650,000	DBRR Trust Series 2012-EZ1 B(b)	1.39%	09/25/2045	651,755
500,000	Del Coronado Trust Series 2013-HDC D(a)(b)	2.14%	03/15/2026	495,818
500,000	Series 2013-HDC E(a)(b)	2.84%	03/15/2018	491,524

See Notes to Financial Statements.
Annual Report | September 30, 2013	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$788,145	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-6(a)	4.90%	12/25/2035	$108,599
361,356	Series 2005-6(a)	1.58%	12/25/2035	250,549
4,743,135	Series 2007-1(a)	0.32%	08/25/2037	3,636,486
273,158	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2006-PR1(a)(b)	11.87%	04/15/2036	324,877
209,436	First Horizon Alternative Mortgage Securities Trust Series 2005-FA6	5.50%	09/25/2035	185,717
213,034	Series 2006-FA7	6.25%	12/25/2036	185,436
360,346	Series 2007-FA2	6.00%	04/25/2037	275,327
5,302,762	First Horizon Mortgage Pass-Through Trust Series 2007-AR3(a)	2.44%	11/25/2037	4,555,582
800,000	Fontainebleau Miami Beach Trust Series 2012-FBLU(b)	4.27%	05/05/2017	826,697
300,000	Series 2012-FBLU(b)	5.25%	05/05/2017	312,061
200,000	GMAC Commercial Mortgage Securities, Inc. Series 2006-C1(a)	5.29%	11/10/2045	212,909
16,944,065	GS Mortgage Securities Trust Series 2006-GG6(a)(b)	0.22%	04/10/2038	21,672
578,478	Series 2011-GC3(a)(b)	1.27%	03/10/2021	25,028
3,895,962	Series 2011-GC5(a)(b)	1.90%	08/10/2044	292,840
531,768	GSAA Home Equity Trust Series 2005-7(a)	4.48%	05/25/2035	524,384
795,187	Series 2006-18(e)	5.68%	11/25/2036	443,375
265,324	Series 2006-6(a)	4.96%	03/25/2036	159,037
1,376,215	Series 2007-2(e)	6.10%	03/25/2037	816,352
4,091,833	Series 2007-8(a)	0.53%	08/25/2037	3,362,603
1,876,786	GSR Mortgage Loan Trust Series 2005-AR4(a)	5.25%	07/25/2035	1,866,368
4,948,154	Series 2006-2F	5.25%	02/25/2036	4,318,754
3,518,940	Series 2007-AR2(a)	2.87%	05/25/2037	2,930,914
518,751	HSI Asset Loan Obligation Trust Series 2007-2	5.50%	09/25/2037	521,319
3,933,850	IndyMac IMJA Mortgage Loan Trust Series 2007-A1	6.00%	08/25/2037	3,409,307
6,144,778	IndyMac IMSC Mortgage Loan Trust Series 2007-F2	6.50%	07/25/2037	3,656,284
7,632,670	IndyMac Index Mortgage Loan Trust Series 2005-AR31(a)	2.54%	01/25/2036	6,400,558

See Notes to Financial Statements.
54	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$3,015,164	Series 2005-AR35(a)	4.98%	02/25/2036	$2,492,344
7,996,810	Series 2006-AR25(a)	2.73%	09/25/2036	5,773,521
1,810,936	Series 2007-FLX1(a)	0.36%	02/25/2037	1,710,690
759,813	JP Morgan Alternative Loan Trust Series 2005-S1	6.00%	12/25/2035	667,791
232,374	Series 2006-S1	5.00%	02/25/2021	224,116
2,095,242	Series 2006-S3(e)	6.12%	08/25/2036	1,946,105
7,488,519	JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP8(a)	0.73%	05/15/2045	109,617
1,100,000	Series 2007-CB19(a)	5.90%	05/12/2017	1,181,358
4,000,000	Series 2007-CH1(e)	5.31%	05/25/2015	3,584,316
900,000	Series 2007-LD12(a)	6.20%	08/15/2017	985,646
8,698,685	Series 2012-C8(a)	2.21%	09/15/2022	1,038,084
1,000,000	Series 2012-PHH(a)(b)	1.85%	10/15/2014	1,005,937
500,000	JP Morgan Mortgage Acquisition Corp. Series 2006-CH2(e)	5.46%	10/25/2036	382,371
473,524	JP Morgan Mortgage Trust Series 2007-S3	6.00%	07/25/2037	415,098
2,634,440	Series 2007-S3	6.00%	08/25/2037	2,309,390
3,634,424	JP Morgan Resecuritization Trust Series 2011-1(a)(b)	6.52%	06/26/2037	3,064,824
4,622,294	LB-UBS Commercial Mortgage Trust Series 2006-C7(a)(b)	0.33%	11/15/2038	81,745
3,466,721	Series 2006-C7(a)(b)	0.85%	11/15/2038	64,093
1,000,000	Series 2007-C1	5.48%	02/15/2040	1,004,839
1,438,253	Lehman Mortgage Trust Series 2006-6	5.50%	10/25/2036	1,169,350
4,337,803	Series 2006-7(a)	0.43%	11/25/2036	477,840
4,337,803	Series 2006-7(a)	7.57%	11/25/2036	1,055,984
2,663,201	Series 2006-8(a)	0.60%	12/25/2036	1,229,371
2,663,201	Series 2006-8(a)	6.40%	12/25/2036	692,432
3,210,569	Series 2007-10	6.00%	01/25/2038	3,017,078
804,101	Series 2007-10	6.50%	01/25/2038	723,243
1,303,234	Lehman XS Trust Series 2006-5(e)	5.89%	04/25/2036	1,184,781
183,265	MASTR Asset Securitization Trust Series 2003-1	5.75%	02/25/2033	183,334
244,188	Series 2003-2	5.75%	04/25/2033	244,176
41,956	ML-CFC Commercial Mortgage Trust Series 2007-8(a)	6.03%	08/12/2049	43,355
4,928,789	Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5(a)(b)	2.05%	07/15/2022	487,891

See Notes to Financial Statements.
Annual Report | September 30, 2013	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$95,000	Morgan Stanley Capital I Trust Series 2005-HQ7(a)	5.38%	11/14/2042	$101,082
1,000,000	Series 2006-HQ8(a)	5.68%	03/12/2044	1,011,400
1,000,000	Series 2007-HQ11(a)	5.51%	02/12/2044	1,059,816
33,466	Series 2007-HQ12(a)	0.49%	04/12/2049	32,919
900,000	Series 2007-IQ13	5.41%	03/15/2017	966,441
9,653,345	Series 2011-C1(a)(b)	1.11%	09/15/2047	255,312
6,714,740	Morgan Stanley Mortgage Loan Trust Series 2005-3AR(a)	2.71%	07/25/2035	5,432,010
390,728	Series 2006-11	6.00%	08/25/2036	310,804
2,445,118	Series 2006-7(a)	5.49%	06/25/2036	2,064,428
2,120,855	Series 2006-7	6.00%	06/25/2036	1,773,196
706,620	Series 2007-3XS(e)	5.70%	01/25/2047	486,781
750,000	Morgan Stanley Re-REMIC Trust Series 2010-HQ4(b)	4.97%	04/15/2040	771,980
787,269	Series 2011-R1(a)(b)	5.94%	02/26/2037	845,987
2,000,000	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AP3(a)	5.32%	08/25/2035	1,534,732
3,491,864	PHH Alternative Mortgage Trust Series 2007-2	6.00%	05/25/2037	2,858,007
267,993	Prime Mortgage Trust Series 2006-1	5.50%	06/25/2036	241,880
154,526	Series 2006-DR1(b)	5.50%	05/25/2035	148,334
538,593	RBSGC Structured Trust Series 2008-B(b)	6.00%	06/25/2037	491,814
604,626	Residential Accredit Loans, Inc. Series 2004-QS15	5.25%	11/25/2034	622,954
4,505,467	Series 2005-QS17	6.00%	12/25/2035	3,729,553
8,012,007	Series 2006-QA5(a)	0.40%	07/25/2036	5,093,409
769,320	Series 2006-QS4	6.00%	04/25/2036	614,494
2,438,619	Series 2006-QS6	6.00%	06/25/2036	1,918,886
1,737,538	Series 2006-QS6	6.00%	06/25/2036	1,367,223
235,205	Series 2006-QS7(a)	0.58%	06/25/2036	149,574
705,616	Series 2006-QS7(a)	5.42%	06/25/2036	99,240
4,473,975	Series 2006-QS7	6.00%	06/25/2036	3,508,795
888,269	Series 2006-QS8(a)	5.37%	08/25/2036	122,175
296,090	Series 2006-QS8(a)	0.63%	08/25/2036	183,871
5,734,745	Series 2007-QS3	6.50%	02/25/2037	4,602,637
181,302	Series 2007-QS6	6.25%	04/25/2037	149,269
25,545	Series 2007-QS6(a)	53.51%	04/25/2037	53,821
467,391	Series 2008-QR1	6.00%	08/25/2036	306,032

See Notes to Financial Statements.
56	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$98,137	Residential Asset Mortgage Products, Inc. Series 2004-RS4(a)	5.07%	04/25/2034	$101,405
1,652,007	Series 2006-RS5(a)	0.35%	09/25/2036	1,558,187
2,500,000	Residential Asset Securities Corp. Series 2004-KS6(a)	5.67%	07/25/2034	2,674,137
980,260	Series 2005-KS4(a)	0.59%	05/25/2035	967,001
6,912,659	Series 2006-EMX6(a)	0.33%	05/25/2036	5,868,785
3,752,245	Series 2007-KS4(a)	0.36%	05/25/2037	3,608,069
967,924	Residential Asset Securitization Trust Series 2006-A1	6.00%	04/25/2036	800,978
1,958,115	Series 2006-A2	6.00%	05/25/2036	1,497,858
1,329,390	Series 2006-A6	6.50%	07/25/2036	870,299
9,209,537	Series 2006-A7CB	6.25%	07/25/2036	8,202,897
474,185	Series 2006-A8(a)	5.72%	08/25/2036	99,984
926,035	Series 2006-A8	6.00%	08/25/2036	823,365
223,957	Series 2006-A8	6.50%	08/25/2036	147,870
2,884,250	Series 2007-A1	6.00%	03/25/2037	2,250,240
5,221,525	Series 2007-A2	6.00%	04/25/2037	4,626,595
188,566	Series 2007-A6	6.00%	06/25/2037	164,412
4,695,781	Series 2007-A7	6.00%	07/25/2037	3,712,255
2,872,826	Residential Funding Mortgage Securities I, Inc. Series 2006-S3	5.50%	03/25/2036	2,551,586
720,374	Series 2006-S6	6.00%	07/25/2036	651,398
5,104,700	Series 2006-S6	6.00%	07/25/2036	4,615,920
1,203,861	Series 2007-S3	6.00%	03/25/2037	1,144,234
1,003,789	Series 2007-S6	6.00%	06/25/2037	897,890
837,758	RREF 2013 LT2 LLC Series 2013-LT2 A(b)	2.83%	12/20/2015	837,564
5,729,428	Sequoia Mortgage Trust Series 2007-3(a)	2.46%	07/20/2037	4,530,620
232,662	SMA Issuer I LLC Series 2012-LV1(b)	3.50%	09/20/2014	233,105
2,203,434	Structured Adjustable Rate Mortgage Loan Trust Series 2005-15(a)	2.53%	07/25/2035	1,802,059
462,128	Structured Asset Securities Corp. Series 2005-RF1(a)(b)	0.53%	03/25/2035	377,942
462,128	Series 2005-RF1(a)(b)	5.32%	03/25/2035	70,756
1,972,924	TBW Mortgage-Backed Trust Series 2006-2	7.00%	07/25/2036	874,408

See Notes to Financial Statements.
Annual Report | September 30, 2013	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$250,000	TIAA Seasoned Commercial Mortgage Trust Series 2007-C4(a)	5.55%	08/15/2039	$271,364
17,001,003	Wachovia Bank Commercial Mortgage Trust Series 2006-C27(a)(b)	0.46%	07/15/2045	146,464
1,592,491	Series 2006-C29(a)	0.53%	11/15/2048	19,921
900,000	Series 2007-C33(a)	6.12%	07/15/2017	989,978
4,656,702	Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-1	6.00%	03/25/2035	4,587,271
171,352	Series 2005-9	5.50%	11/25/2035	137,074
1,170,182	Series 2006-5	6.00%	07/25/2036	858,395
2,903,575	Wells Fargo Alternative Loan Trust Series 2007-PA2	6.00%	06/25/2037	2,635,161
1,959,870	Series 2007-PA2(a)	0.61%	06/25/2037	1,303,764
1,959,870	Series 2007-PA2(a)	5.89%	06/25/2037	334,203
828,625	Series 2007-PA3	5.75%	07/25/2037	746,842
7,719,629	Wells Fargo Mortgage-Backed Securities Trust Series 2005-12	5.50%	11/25/2035	7,769,096
2,180,221	Series 2006-11	6.00%	09/25/2036	2,113,809
593,521	Series 2006-2	5.50%	03/25/2036	554,380
259,506	Series 2006-2	5.75%	03/25/2036	257,363
827,121	Series 2007-10	6.00%	07/25/2037	785,488
2,254,060	Series 2007-13	6.00%	09/25/2037	2,259,521
2,564,189	Series 2007-14	6.00%	10/25/2037	2,573,105
2,238,044	Series 2007-2	6.00%	03/25/2037	2,101,636
1,099,103	Series 2007-5	5.50%	05/25/2037	1,133,981
1,635,945	Series 2007-8	6.00%	07/25/2037	1,562,260
4,922,228	WF-RBS Commercial Mortgage Trust Series 2012-C9(a)(b)	2.43%	11/15/2045	634,131

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $289,316,038)				320,666,828

U.S. GOVERNMENT BONDS AND NOTES - 3.84%
9,300,000	U.S. Treasury Bonds	1.63%	08/15/2022	8,668,613
2,000,000	U.S. Treasury Bonds	4.25%	05/15/2039	2,220,468
4,600,000	U.S. Treasury Bonds	3.75%	08/15/2041	4,675,109
7,850,000	U.S. Treasury Notes	0.25%	05/31/2014	7,858,737
6,900,000	U.S. Treasury Notes	1.50%	08/31/2018	6,948,245
2,950,000	U.S. Treasury Notes	1.00%	08/31/2019	2,831,540

See Notes to Financial Statements.
58	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$7,450,000	U.S. Treasury Notes	1.88%	06/30/2020	$7,417,987

TOTAL U.S. GOVERNMENT BONDS AND NOTES (Cost $41,771,403)				40,620,699

MUNICIPAL BONDS - 0.28%
1,200,000	City of New York NY	5.00%	04/01/2027	1,324,788
1,350,000	New York State Dormitory Authority	5.50%	03/15/2027	1,642,518

TOTAL MUNICIPAL BONDS (Cost $2,829,577)				2,967,306

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 15.96%
1,131,005	Federal Home Loan Mortgage Corp. Pool Series Pool #G01840	5.00%	07/01/2035	1,227,646
396,308	Series Pool #G04587	5.50%	08/01/2038	429,368
521,300	Series Pool #G04817	5.00%	09/01/2038	561,926
3,813,947	Federal Home Loan Mortgage Corp. REMICS Series 2003-2722(a)	9.69%	12/15/2033	4,594,536
1,003,646	Series 2005-R003	5.50%	10/15/2035	1,097,939
4,923,502	Series 2006-3244(a)	6.48%	11/15/2036	849,959
270,242	Series 2007-3261(a)	6.25%	01/15/2037	43,706
2,442,871	Series 2007-3262(a)	6.22%	01/15/2037	307,780
3,723,976	Series 2007-3301(a)	5.92%	04/15/2037	433,966
5,507,787	Series 2007-3303(a)	5.90%	04/15/2037	601,037
2,920,796	Series 2007-3303(a)	5.92%	04/15/2037	385,650
3,094,108	Series 2007-3382(a)	5.82%	11/15/2037	340,646
2,915,309	Series 2007-3384(a)	6.13%	08/15/2036	338,811
2,146,642	Series 2007-3384(a)	6.21%	11/15/2037	258,127
2,139,323	Series 2008-3417(a)	6.00%	02/15/2038	234,438
13,258,852	Series 2008-3419(a)	6.25%	02/15/2038	1,995,762
61,235,639	Series 2008-3423(a)	0.35%	03/15/2038	472,678
2,801,884	Series 2008-3423(a)	5.47%	03/15/2038	307,540
5,449,921	Series 2009-3510(a)	6.57%	02/15/2037	950,085
1,958,070	Series 2009-3523(a)	5.82%	04/15/2039	236,496
343,283	Series 2009-3524(a)	5.37%	06/15/2038	351,684
228,307	Series 2009-3549(a)	5.62%	07/15/2039	25,451
3,733,193	Series 2009-3560(a)	6.22%	11/15/2036	537,781
1,710,064	Series 2010-3630(a)	1.93%	03/15/2017	65,750
1,465,893	Series 2010-3641	4.50%	03/15/2040	1,556,148
449,946	Series 2010-3688	4.00%	07/15/2029	463,361

See Notes to Financial Statements.
Annual Report | September 30, 2013	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$2,371,022	Series 2010-3726(a)	5.87%	09/15/2040	$316,045
12,588,918	Series 2010-3728(a)	4.27%	09/15/2040	1,437,906
32,446	Series 2010-3745(a)	9.64%	10/15/2040	32,736
146,023	Series 2010-3766(a)	9.64%	11/15/2040	148,793
250,000	Series 2010-3779	4.00%	12/15/2030	259,114
750,000	Series 2010-3779	3.50%	12/15/2030	732,491
453,893	Series 2010-3779	4.50%	12/15/2040	453,880
140,797	Series 2011-3786(a)	9.14%	01/15/2041	139,971
1,112,366	Series 2011-3795	4.00%	01/15/2041	1,112,909
194,113	Series 2011-3798(a)	9.14%	11/15/2040	192,811
42,271	Series 2011-3805(a)	9.14%	02/15/2041	42,636
600,000	Series 2011-3808	3.50%	02/15/2031	595,456
61,547	Series 2011-3809(a)	9.13%	02/15/2041	60,507
4,176,921	Series 2011-3815(a)	5.67%	02/15/2041	465,735
500,000	Series 2011-3824	3.50%	03/15/2031	495,782
2,000,000	Series 2011-3824(a)	6.92%	08/15/2036	369,304
676,934	Series 2011-3857(a)	8.90%	05/15/2041	714,098
1,451,982	Series 2011-3863	5.50%	08/15/2034	1,633,200
913,427	Series 2011-3864(a)	8.83%	05/15/2041	880,568
1,131,413	Series 2011-3871	5.50%	06/15/2041	1,284,535
4,142,875	Series 2011-3872(a)	5.77%	06/15/2041	459,722
1,962,677	Series 2011-3888	4.00%	07/15/2041	2,008,315
3,086,189	Series 2011-3894	4.50%	07/15/2041	3,315,774
2,219,091	Series 2011-3910	5.00%	08/15/2041	2,411,763
46,615	Series 2011-3924(a)	9.19%	09/15/2041	46,811
4,564,918	Series 2011-3924(a)	5.82%	09/15/2041	542,919
4,942,861	Series 2011-3925	3.00%	09/15/2021	391,776
3,153,551	Series 2012-4057	4.00%	06/15/2042	2,961,153
9,748,103	Series 2013-4196(a)	5.18%	03/15/2043	7,405,292
7,573,387	Federal Home Loan Mortgage Corp. Strips Series 2012-269	3.00%	08/15/2049	7,567,526
311,677	Federal National Mortgage Association Pool Series Pool #555743	5.00%	09/01/2033	339,639
378,430	Series Pool #735382	5.00%	04/01/2035	411,520
982,567	Series Pool #735383	5.00%	04/01/2035	1,068,392
708,361	Series Pool #735484	5.00%	05/01/2035	770,221
220,274	Series Pool #AH4437	4.00%	01/01/2041	228,598
2,637,109	Series Pool #AK4039	4.00%	02/01/2042	2,737,040
1,150,530	Series Pool #MA0264	4.50%	12/01/2029	1,246,903
660,959	Series Pool #MA0871	4.00%	10/01/2041	686,174
1,303,645	Series Pool #MA1068	3.50%	05/01/2042	1,314,897
2,219,722	Series Pool #MA1117	3.50%	07/01/2042	2,238,923

See Notes to Financial Statements.
60	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$2,719,772	Series Pool #MA1275	3.00%	12/01/2032	$2,723,835
2,608,326	Series Pool #MA3894	4.00%	09/01/2031	2,792,709
4,961,616	Federal National Mortgage Association REMICS Series 2003-92	5.00%	09/25/2033	5,386,152
389,830	Series 2004-46(a)	5.82%	03/25/2034	47,454
2,470,483	Series 2005-104(a)	6.52%	12/25/2033	241,337
1,020,648	Series 2006-101(a)	6.40%	10/25/2036	169,415
2,890,092	Series 2006-123(a)	6.14%	01/25/2037	478,206
594,432	Series 2007-102(a)	6.22%	11/25/2037	84,381
1,306,320	Series 2007-108(a)	6.18%	12/25/2037	164,165
173,703	Series 2007-30(a)	5.93%	04/25/2037	18,767
2,318,785	Series 2007-38(a)	5.90%	05/25/2037	244,205
187,874	Series 2007-51(a)	5.92%	06/25/2037	20,141
359,602	Series 2007-53(a)	5.92%	06/25/2037	37,000
2,462,732	Series 2007-57(a)	6.44%	10/25/2036	405,031
2,510,137	Series 2007-68(a)	6.47%	07/25/2037	278,068
1,562,276	Series 2008-14	5.50%	03/25/2038	1,711,914
3,153,788	Series 2008-3(a)	6.28%	02/25/2038	419,892
2,359,843	Series 2008-56(a)	5.88%	07/25/2038	266,988
1,009,565	Series 2008-81	5.50%	09/25/2038	1,108,255
2,755,782	Series 2009-111	5.00%	01/25/2040	2,980,185
2,466,546	Series 2009-111(a)	6.07%	01/25/2040	286,312
3,140,869	Series 2009-12(a)	6.42%	03/25/2036	705,097
308,448	Series 2009-28(a)	5.82%	04/25/2037	31,517
1,560,134	Series 2009-41	4.50%	06/25/2039	1,630,685
1,244,901	Series 2009-42(a)	5.82%	06/25/2039	124,897
2,951,569	Series 2009-47(a)	5.92%	07/25/2039	286,878
1,785,171	Series 2009-62(a)	5.92%	08/25/2039	226,560
640,073	Series 2009-66(a)	5.62%	02/25/2038	69,738
788,362	Series 2009-68(a)	5.07%	09/25/2039	69,302
18,497	Series 2010-109(a)	52.99%	10/25/2040	68,383
4,005,022	Series 2010-11(a)	4.62%	02/25/2040	337,816
624,103	Series 2010-111(a)	5.82%	10/25/2040	63,594
563,636	Series 2010-112	4.00%	10/25/2040	594,909
1,800,494	Series 2010-115(a)	6.42%	11/25/2039	200,642
5,946,014	Series 2010-115(a)	5.82%	10/25/2040	1,125,325
3,868,909	Series 2010-15(a)	4.77%	03/25/2040	354,009
649,469	Series 2010-34(a)	4.75%	04/25/2040	59,172
266,217	Series 2010-4(a)	6.05%	02/25/2040	43,742
672,024	Series 2010-58(a)	12.01%	06/25/2040	732,858
2,612,887	Series 2010-75	4.50%	07/25/2040	2,750,119
4,015,797	Series 2010-9(a)	4.57%	02/25/2040	331,207
599,079	Series 2010-9(a)	5.12%	02/25/2040	51,565

See Notes to Financial Statements.
Annual Report | September 30, 2013	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$169,212	Series 2010-90(a)	5.82%	08/25/2040	$17,823
500,000	Series 2011-16	3.50%	03/25/2031	504,760
2,780,915	Series 2011-2	4.00%	02/25/2041	2,815,054
1,000,000	Series 2011-25	3.00%	04/25/2026	1,010,147
500,000	Series 2011-29	3.50%	04/25/2031	504,852
1,200,000	Series 2011-48(a)	8.84%	06/25/2041	1,210,382
3,511,448	Series 2011-5(a)	6.22%	11/25/2040	407,655
4,026,419	Series 2011-58(a)	6.37%	07/25/2041	712,205
1,295,706	Series 2011-72	5.50%	04/25/2037	1,442,731
14,535,481	Series 2012-106(a)	5.98%	10/25/2042	2,102,165
2,357,952	Series 2012-124(a)	7.47%	11/25/2042	2,085,646
776,204	Series 2012-140(a)	7.56%	12/25/2042	698,535
6,168,336	Series 2012-144(a)	4.44%	11/25/2049	6,706,190
8,455,165	Series 2012-20	3.50%	03/25/2042	7,869,924
4,504,248	Series 2012-29(a)	5.82%	04/25/2042	531,064
3,379,403	Series 2012-32	5.00%	04/25/2042	605,741
755,522	Series 2012-55(a)	6.64%	05/25/2042	714,409
12,920,191	Series 2012-65(a)	5.80%	06/25/2042	1,864,422
4,560,939	Series 2012-92	3.50%	08/25/2042	3,864,324
7,501,561	Series 2013-19(a)	5.19%	03/25/2043	5,826,650
9,646,208	Series 2013-51(a)	5.19%	04/25/2043	7,460,011
212,159	Government National Mortgage Association Series 2004-83(a)	5.90%	10/20/2034	25,914
235,743	Series 2008-6(a)	6.28%	02/20/2038	32,594
224,511	Series 2008-67(a)	5.82%	08/20/2038	26,667
3,394,986	Series 2008-69(a)	7.45%	08/20/2038	613,732
191,624	Series 2009-10(a)	6.47%	02/16/2039	35,993
2,429,736	Series 2009-35	4.50%	05/20/2039	2,641,133
251,325	Series 2009-6(a)	5.77%	02/20/2038	30,535
4,273,134	Series 2009-75	5.00%	09/20/2039	4,711,310
12,460,818	Series 2010-26(a)	6.07%	02/20/2040	2,367,568
413,398	Series 2010-61(a)	6.37%	09/20/2039	55,963
2,557,808	Series 2010-98(a)	5.93%	03/20/2039	286,096
42,600	Series 2011-12(f)	0.00%	12/20/2040	40,110
2,797,092	Series 2011-45	4.50%	03/20/2041	2,947,248
3,238,942	Series 2011-69(f)	0.00%	05/20/2041	2,809,565
2,220,985	Series 2011-71	4.50%	02/20/2041	2,338,429
5,815,843	Series 2011-71(a)	5.22%	05/20/2041	705,642
1,774,989	Series 2011-72(a)	5.97%	05/20/2041	227,561
8,983,975	Series 2011-89(a)	5.27%	06/20/2041	1,127,219

See Notes to Financial Statements.
62	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$4,125,725	Series 2012-105(a)	6.02%	01/20/2041	$742,560

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES (Cost $190,880,800)				168,633,062

Shares/Description				Value
SHORT-TERM INVESTMENTS - 3.98%
42,042,618	Northern Institutional Government Select Portfolio, (7 Day Yield 0.01%)			42,042,618

TOTAL SHORT-TERM INVESTMENTS (Cost $42,042,618)				42,042,618

TOTAL INVESTMENTS - 99.33% (Cost $1,059,737,578)				1,049,493,093
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.67%				7,040,445

NET ASSETS - 100.00%				$1,056,533,538

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2013.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $73,388,194, which represents approximately 6.95% of net assets as of September 30, 2013.

(c)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of September 30, 2013, the aggregate market value of those securities was $22,747,435, representing 2.15% of net assets.

(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2013.
(f)	Zero coupon bond reflects effective yield on the date of purchase.

See Notes to Financial Statements.
Annual Report | September 30, 2013	63

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments
September 30, 2013

Common Abbreviations:

AS - Anonim Sirket is the Turkish term for Incorporation.

Bhd - Berhad, a Malaysian public limited company.

BV - Besloten Vennootschap a Dutch private limited liability company.

CDO - Collateralized Debt Obligation.

CLO - Collateralized Loan Obligation.

ESP - Empresa de Servicios Publicos is the Colombian term for Public Service Company.

GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.

LLC - Limited Liability Corp.

LP - Limited Partnership.

Ltd. - Limited.

MLP – Master Limited Partnership.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OAO - Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.

OJSC - Open Joint Stock Company.

PLC - Public Limited Co.

REMICS - Real Estate Mortgage Investment Conduits.

Re-REMICS - Re-securitized Real Estate Mortgage Investment Conduits.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAA - Sociedad Anónima Abierta - A publicly traded corporation.

SAB de CV - A variable capital company.

SAC - Sociedad Anónima Cerrada - A privately held corporation.

SpA - Societa per Azioni.

See Notes to Financial Statements.
64	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
CLOSED-END FUNDS - 40.48%
51,119	Adams Express Co.	$633,364
17,500	AllianzGI Equity & Convertible Income Fund	324,975
101,995	Alpine Total Dynamic Dividend Fund	410,020
43,998	BlackRock Global Opportunities Equity Trust	615,532
29,163	Boulder Growth & Income Fund, Inc.	222,514
7,400	Boulder Total Return Fund, Inc.(a)	161,320
5,350	Central Securities Corp.	125,350
60,150	Clough Global Allocation Fund	917,287
28,700	Clough Global Opportunities Fund	369,369
10,945	Eaton Vance Tax-Managed Diversified Equity Income Fund	110,326
9,200	Gabelli Utility Trust	58,420
3,000	General American Investors Co., Inc.	102,420
79,040	Liberty All Star® Equity Fund	427,606
5,700	NexPoint Credit Strategies Fund	43,605
70,619	Royce Focus Trust, Inc.	510,152
9,200	Royce Value Trust, Inc.	148,212
26,286	Tri-Continental Corp.	481,560

TOTAL CLOSED-END FUNDS (Cost $5,319,868)		5,662,032

COMMON STOCKS - 56.41%
Aerospace/Defense - 2.52%
419	General Dynamics Corp.	36,671
254	Lockheed Martin Corp.	32,398
339	Northrop Grumman Corp.	32,293
418	Raytheon Co.	32,215
833	The Boeing Co.	97,878
1,116	United Technologies Corp.	120,327

		351,782

Agriculture - 2.08%
760	Archer-Daniels-Midland Co.	27,998
565	Lorillard, Inc.	25,301
2,494	Philip Morris International, Inc.	215,956
431	Reynolds American, Inc.	21,024

		290,279

Auto Parts & Equipment - 0.16%
269	Magna International, Inc.	22,209
Beverages - 3.48%
517	Diageo PLC, ADR	65,700
2,290	PepsiCo, Inc.	182,055

See Notes to Financial Statements.
Annual Report | September 30, 2013	65

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
6,321	The Coca-Cola Co.	$239,440

		487,195

Chemicals - 0.58%
1,376	EI du Pont de Nemours & Co.	80,578
Commercial Services - 0.55%
683	Automatic Data Processing, Inc.	49,436
424	McGraw Hill Financial, Inc.	27,810

		77,246

Computers - 2.29%
704	Accenture PLC - Class A	51,843
471	Apple, Inc.	224,549
2,113	Hewlett-Packard Co.	44,352

		320,744

Cosmetics/Personal Care - 2.19%
1,116	Colgate-Palmolive Co.	66,179
3,177	The Procter & Gamble Co.	240,149

		306,328

Distribution/Wholesale - 0.12%
211	Genuine Parts Co.	17,068
Electronics - 1.57%
1,061	Emerson Electric Co.	68,647
962	Honeywell International, Inc.	79,884
1,430	Koninklijke Philips NV	46,118
489	TE Connectivity Ltd.	25,320

		219,969

Engineering & Construction - 0.52%
3,066	ABB Ltd., ADR	72,327
Environmental Control - 0.20%
679	Waste Management, Inc.	28,002
Food - 1.59%
476	ConAgra Foods, Inc.	14,442
899	General Mills, Inc.	43,080
500	Kellogg Co.	29,365
860	Sysco Corp.	27,374
159	The JM Smucker Co.	16,701
2,368	Unilever PLC, ADR	91,357

		222,319

Forest Products & Paper - 0.15%
478	International Paper Co.	21,414
Hand/Machine Tools - 0.12%
189	Stanley Black & Decker, Inc.	17,118
Healthcare Products - 0.92%
660	Baxter International, Inc.	43,355
237	Becton Dickinson and Co.	23,705

See Notes to Financial Statements.
66	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
1,148	Medtronic, Inc.	$61,131

		128,191

Household Products/Wares - 0.36%
541	Kimberly-Clark Corp.	50,973
Insurance - 0.24%
776	Marsh & McLennan Cos., Inc.	33,795
Machinery - 0.52%
499	Caterpillar, Inc.	41,617
388	Deere & Co.	31,579

		73,196

Media - 0.47%
1,107	Pearson PLC, ADR	22,517
1,227	Thomson Reuters Corp.	42,957

		65,474

Mining - 0.19%
403	Newmont Mining Corp.	11,324
574	Teck Resources Ltd. - Class B	15,406

		26,730

Miscellaneous Manufacturing - 2.20%
1,030	3M Co.	122,992
666	Illinois Tool Works, Inc.	50,796
1,106	Siemens AG, ADR	133,284

		307,072

Office/Business Equipment - 0.37%
1,605	Canon, Inc., ADR	51,360
Oil & Gas - 8.93%
2,485	Chevron Corp.	301,928
1,840	ConocoPhillips	127,898
3,433	Exxon Mobil Corp.	295,375
743	Marathon Oil Corp.	25,916
841	Occidental Petroleum Corp.	78,667
3,367	Royal Dutch Shell PLC, ADR	221,145
3,965	Statoil ASA, ADR	89,926
1,869	Total SA, ADR	108,252

		1,249,107

Pharmaceuticals - 12.77%
1,947	AbbVie, Inc.	87,089
1,866	AstraZeneca PLC, ADR	96,901
2,329	Bristol-Myers Squibb Co.	107,786
384	Cardinal Health, Inc.	20,026
1,626	Eli Lilly & Co.	81,837
3,657	GlaxoSmithKline PLC, ADR	183,472
3,673	Johnson & Johnson	318,412
3,846	Merck & Co., Inc.	183,104

See Notes to Financial Statements.
Annual Report | September 30, 2013	67

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
3,022	Novartis AG, ADR	$231,818
10,317	Pfizer, Inc.	296,356
3,027	Sanofi, ADR	153,257
685	Teva Pharmaceutical Industries Ltd., ADR	25,879

		1,785,937

Retail - 5.03%
392	L Brands, Inc.	23,951
1,465	McDonald’s Corp.	140,948
743	Target Corp.	47,537
2,096	The Home Depot, Inc.	158,982
948	Walgreen Co.	51,002
3,803	Wal-Mart Stores, Inc.	281,270

		703,690

Semiconductors - 1.63%
349	Analog Devices, Inc.	16,420
7,207	Intel Corp.	165,192
1,144	Texas Instruments, Inc.	46,092

		227,704

Software - 2.10%
8,833	Microsoft Corp.	293,962
Telecommunications - 1.97%
4,214	Cisco Systems, Inc.	98,738
1,078	Mobile Telesystems OJSC, ADR	23,996
4,535	NTT DOCOMO, Inc., ADR	73,558
4,862	Telefonaktiebolaget LM Ericsson, ADR	64,908
410	Telekomunikasi Indonesia Persero Tbk PT, ADR	14,887

		276,087

Toys/Games/Hobbies - 0.14%
483	Mattel, Inc.	20,228
Transportation - 0.39%
1,040	CSX Corp.	26,770
363	Norfolk Southern Corp.	28,078

		54,848

Water - 0.06%
894	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	8,904

TOTAL COMMON STOCKS (Cost $7,026,044)		7,891,836

See Notes to Financial Statements.
68	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund	Schedule of Investments
September 30, 2013

	Shares/Description	Value
	SHORT-TERM INVESTMENTS - 1.94%
271,889	Northern Institutional Government Select Portfolio,
	(7 Day Yield 0.01%)	$271,889

	TOTAL SHORT-TERM INVESTMENTS (Cost $271,889)	271,889

	TOTAL INVESTMENTS - 98.83% (Cost $12,617,801)	13,825,757
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.17%	163,635

	NET ASSETS - 100.00%	$13,989,392

(a)	Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company.

PLC - Public Limited Company.

RAFI - Research Affiliates Fundamental Index.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

Tbk PT - Terbuka is the Indonesian term for limited liability company.

See Notes to Financial Statements.
Annual Report | September 30, 2013	69

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
CLOSED-END FUNDS - 18.15%
5,000	Aberdeen Global Income Fund, Inc.	$54,150
9,055	Advent Claymore Convertible Securities and Income Fund II	62,932
8,700	Advent Claymore Enhanced Growth & Income Fund	85,086
4,900	American Strategic Income Portfolio, Inc.	47,873
58,391	Apollo Tactical Income Fund, Inc.	975,130
7,900	BlackRock Corporate High Yield Fund III, Inc.	57,670
19,700	BlackRock Corporate High Yield Fund V, Inc.	238,764
1,500	BlackRock Corporate High Yield Fund VI, Inc.	17,640
14,618	BlackRock Credit Allocation Income Trust IV, Inc.	190,619
49,045	BlackRock Debt Strategies Fund, Inc.	197,161
25,086	BlackRock Defined Opportunity Credit Trust	350,702
25,000	BlackRock High Income Shares	52,000
30,290	BlackRock Multi-Sector Income Trust	504,934
131,186	BlackRock Senior High Income Fund, Inc.	516,873
20,233	BlackRock Strategic Bond Trust	262,017
32,917	Blackstone/GSO Strategic Credit Fund	582,302
9,800	DWS High Income Opportunities Fund, Inc.	138,670
285	Eaton Vance Floating-Rate Income Plus Fund	5,087
17,516	Eaton Vance Short Duration Diversified Income Fund	271,323
17,363	First Trust High Income Long/Short Fund	304,547
1,300	Franklin Templeton Limited Duration Income Trust	16,900
24,611	Helios Advantage Income Fund, Inc.	209,686
25,675	Helios Multi-Sector High Income Fund, Inc.	149,172
2,500	Helios Strategic Income Fund, Inc.	15,875
27,263	Ivy High Income Opportunities Fund	485,281
3,500	John Hancock Income Securities Trust	49,420
31,276	Legg Mason BW Global Income Opportunities Fund, Inc.	523,248
20,000	MFS Intermediate Income Trust	106,200
12,594	Nuveen Diversified Currency Opportunities Fund	131,985
13,600	Nuveen Mortgage Opportunity Term Fund	323,136
6,687	PIMCO Corporate & Income Strategy Fund	111,606
9,276	PIMCO Dynamic Credit Income Fund	206,391
23,170	PIMCO Dynamic Income Fund	664,747
2,316	PIMCO Income Opportunity Fund	63,667
8,114	PIMCO Income Strategy Fund II	82,763
23,098	Wells Fargo Advantage Income Opportunities Fund	207,882
32,171	Western Asset High Income Opportunity Fund, Inc.	192,061
15,800	Western Asset Managed High Income Fund, Inc.	89,902
5,500	Western Asset Variable Rate Strategic Fund, Inc.	93,500

TOTAL CLOSED-END FUNDS (Cost $8,658,766)		8,638,902

See Notes to Financial Statements.
70	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Shares/Description				Value
PREFERRED STOCKS - 0.29%
2,690	Gabelli Global Utility & Income Trust, 6.000%, Perpetual Maturity			$136,625

TOTAL PREFERRED STOCKS (Cost $138,106)				136,625

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 2.07%
$205,000	BMC Software Finance, Inc., Initial Term Loan	5.00%	09/10/2020	205,359
320,000	Fieldwood Energy LLC, Term Loan(a)	L+7.125%	09/30/2020	319,501
324,837	Getty Images, Inc., Initial Term Loan(a)	L+3.5%	10/18/2019	291,784
170,000	Toys “R” US, Initial Term Loan	6.00%	08/21/2019	167,663

				984,307

TOTAL BANK LOANS (Cost $993,020)				984,307

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY SENIOR NOTES - 5.29%
28,300	Fifth Street Finance Corp.	5.88%	10/30/2024	689,954
39,655	Main Street Capital Corp.	6.13%	04/01/2023	927,927
37,700	Medley Capital Corp.	6.13%	03/30/2023	878,410
800	PennantPark Investment Corp.	6.25%	02/01/2025	19,200

				2,515,491

TOTAL BUSINESS DEVELOPMENT COMPANY SENIOR NOTES (Cost $2,653,007)				2,515,491

Principal Amount/Description		Rate	Maturity	Value
HIGH YIELD DEBT - 69.76%
Australia - 0.56%
$255,000	FMG Resources August 2006 Pty Ltd.(b)	6.88%	02/01/2018	267,431

Belgium - 0.82%
270,000	Ontex IV SA(c)	9.00%	04/15/2019	388,099

Bermuda - 0.43%
200,000	Seadrill Ltd.(b)	5.63%	09/15/2017	203,000

See Notes to Financial Statements.
Annual Report | September 30, 2013	71

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
Canada - 2.29%
$235,000	Harvest Operations Corp.	6.88%	10/01/2017	$252,625
175,000	HudBay Minerals, Inc.	9.50%	10/01/2020	176,312
130,000	Kodiak Oil & Gas Corp.(b)	5.50%	02/01/2022	127,400
329,000	Novelis, Inc.	8.75%	12/15/2020	362,723
160,000	Precision Drilling Corp.	6.63%	11/15/2020	170,000

				1,089,060

France - 1.60%
200,000	CGG	6.50%	06/01/2021	205,000
100,000	Elior Finance & Co. SCA(c)	6.50%	05/01/2020	141,860
100,000	Holding Medi-Partenaires SAS(c)	7.00%	05/15/2020	134,947
200,000	Loxam SAS(c)	7.38%	01/24/2020	280,085

				761,892

Germany - 1.79%
100,000	Faenza GmbH(b)	8.25%	08/15/2021	139,344
200,000	Techem Energy Metering Service GmbH & Co. KG(c)	7.88%	10/01/2020	299,218
100,000	Trionista TopCo GmbH(b)	6.88%	04/30/2021	139,682
100,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH(c)	5.63%	04/15/2023	133,256
100,000	WEPA Hygieneprodukte GmbH(b)	6.50%	05/15/2020	141,980

				853,480

Great Britain - 3.90%
200,000	Arqiva Broadcast Finance PLC(c)	9.50%	03/31/2020	348,065
60,000	Kerling PLC(c)	10.63%	02/01/2017	86,569
215,000	Pendragon PLC	6.88%	05/01/2020	360,248
100,000	Phosphorus Holdco(b)	10.00%	04/01/2019	161,284
100,000	R&R Pik PLC(b)(d)	9.25%	05/15/2018	140,020
100,000	Thames Water Kemble Finance PLC	7.75%	04/01/2019	176,016
150,000	Virgin Media Finance PLC(c)	7.00%	04/15/2023	247,212
100,000	Vougeot Bidco PLC(b)	7.88%	07/15/2020	169,192
100,000	Vougeot Bidco PLC(c)	7.88%	07/15/2020	169,192

				1,857,798

Ireland - 1.41%
270,000	Ardagh Glass Finance PLC(c)	8.75%	02/01/2020	372,641
100,000	Nara Cable Funding II Ltd.(c)	8.50%	03/01/2020	154,225
100,000	Nara Cable Funding Ltd.(c)	8.88%	12/01/2018	144,755

				671,621

Jersey - 0.73%
200,000	AA Bond Co. Ltd.(c)	9.50%	07/31/2019	349,684

See Notes to Financial Statements.
72	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
Luxembourg - 6.89%
$150,000	Aguila 3 SA(c)	7.88%	01/31/2018	$174,158
405,000	ArcelorMittal	5.50%	03/01/2021	418,163
120,000	Befesa Zinc SAU Via Zinc Capital SA(c)	8.88%	05/15/2018	172,691
400,000	ConvaTec Finance International SA(b)(d)	8.25%	01/15/2019	401,000
120,000	Expro Finance Luxembourg SCA(b)	8.50%	12/15/2016	126,450
120,000	Fiat Finance & Trade SA	6.75%	10/14/2019	167,399
100,000	Gestamp Funding Luxembourg SA(b)	5.88%	05/31/2020	137,483
200,000	INEOS Group Holdings SA(b)	6.50%	08/15/2018	266,173
100,000	KION Finance SA(c)	6.75%	02/15/2020	146,277
200,000	Matterhorn Midco & Cy SCA(c)	7.75%	02/15/2020	275,982
200,000	Numericable Finance & Co. SCA(c)	8.75%	02/15/2019	307,774
100,000	Spie BondCo 3 SCA(c)	11.00%	08/15/2019	153,210
100,000	Sunrise Communications Holdings SA(c)	8.50%	12/31/2018	146,435
100,000	Telenet Finance Luxembourg SCA(c)	6.38%	11/15/2020	142,726
170,000	Wind Acquisition Finance SA(c)	7.38%	02/15/2018	240,660

				3,276,581

Netherlands - 1.61%
100,000	Nokia Siemens Networks Finance BV(c)	7.13%	04/15/2020	150,606
100,000	Refresco Group BV(c)	7.38%	05/15/2018	144,474
100,000	Schaeffler Holding Finance BV(b)(d)	6.88%	08/15/2018	142,218
100,000	Schaeffler Holding Finance BV(c)(d)	6.88%	08/15/2018	142,219
140,000	UPC Holding BV(c)	6.38%	09/15/2022	187,505

				767,022

Spain - 0.54%
180,000	Obrascon Huarte Lain SA(c)	7.63%	03/15/2020	256,906

Sweden - 0.19%
60,000	Stena AB(c)	7.88%	03/15/2020	90,709

United States - 47.00%
195,000	Access Midstream Partners LP / ACMP Finance Corp.	5.88%	04/15/2021	201,337
340,000	ACCO Brands Corp.	6.75%	04/30/2020	342,125
220,000	Accudyne Industries Borrower / Accudyne Industries LLC(b)	7.75%	12/15/2020	227,150
225,000	ACI Worldwide, Inc.(b)	6.38%	08/15/2020	229,500
220,000	Allegion US Holding Co., Inc.(b)	5.75%	10/01/2021	222,200
95,000	Alphabet Holding Co., Inc.(d)	7.75%	11/01/2017	98,087
190,000	American Builders & Contractors Supply Co., Inc.(b)	5.63%	04/15/2021	187,387
220,000	AmeriGas Finance LLC /AmeriGas Finance Corp.	7.00%	05/20/2022	229,900

See Notes to Financial Statements.
Annual Report | September 30, 2013	73

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$235,000	Atkore International, Inc.	9.88%	01/01/2018	$254,975
175,000	BC Mountain LLC / BC Mountain Finance, Inc.(b)	7.00%	02/01/2021	174,562
175,000	Berry Petroleum Co.	6.38%	09/15/2022	176,750
155,000	BI-LO LLC / BI-LO Finance Corp.(b)(d)	8.63%	09/15/2018	158,100
110,000	Biomet, Inc.	6.50%	08/01/2020	114,125
195,000	Biomet, Inc.	6.50%	10/01/2020	198,656
320,000	Building Materials Corp. of America(b)	6.75%	05/01/2021	344,800
190,000	Cablevision Systems Corp.	5.88%	09/15/2022	187,150
195,000	Caesars Entertainment Operating Co., Inc.	9.00%	02/15/2020	184,275
100,000	CCO Holdings LLC / CCO Holdings Capital Corp.	8.13%	04/30/2020	109,250
230,000	CCO Holdings LLC / CCO Holdings Capital Corp.	6.50%	04/30/2021	235,750
185,000	CDR DB Sub, Inc.(b)	7.75%	10/15/2020	185,925
155,000	Chemtura Corp.	5.75%	07/15/2021	155,387
175,000	Chesapeake Energy Corp.	6.63%	08/15/2020	189,000
220,000	CHS/Community Health Systems, Inc.	7.13%	07/15/2020	222,475
175,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.	8.50%	12/15/2019	189,875
260,000	CommScope, Inc.(b)	8.25%	01/15/2019	285,350
235,000	Crown Castle International Corp.	5.25%	01/15/2023	217,375
140,000	Cumulus Media Holdings, Inc.	7.75%	05/01/2019	145,950
140,000	Dana Holding Corp.	5.38%	09/15/2021	138,250
180,000	DaVita HealthCare Partners, Inc.	5.75%	08/15/2022	178,875
275,000	Denali Borrower LLC / Denali Finance Corp.(b)	5.63%	10/15/2020	268,469
245,000	DISH DBS Corp.	5.00%	03/15/2023	228,462
150,000	Dynegy, Inc.(b)	5.88%	06/01/2023	137,250
230,000	First Data Corp.(b)	8.25%	01/15/2021	238,625
225,000	Flexi-Van Leasing, Inc.(b)	7.88%	08/15/2018	234,000
295,000	Forum Energy Technologies, Inc.(b)	6.25%	10/01/2021	297,581
175,000	Frontier Communications Corp.	7.63%	04/15/2024	175,875
105,000	GCI, Inc.	6.75%	06/01/2021	99,750
190,000	Global Brass & Copper, Inc.(b)	9.50%	06/01/2019	209,950
165,000	GrafTech International Ltd.	6.38%	11/15/2020	167,475
160,000	Halcon Resources Corp.	9.75%	07/15/2020	170,000
225,000	HCA Holdings, Inc.	6.25%	02/15/2021	229,219
110,000	HD Supply, Inc.(b)	7.50%	07/15/2020	114,262
205,000	Healthcare Technology Intermediate, Inc.(b)(d)	7.38%	09/01/2018	210,381
215,000	Hockey Merger Sub 2, Inc.(b)	7.88%	10/01/2021	216,344
145,000	IMS Health, Inc.(b)	6.00%	11/01/2020	148,444
70,000	Ingles Markets, Inc.(b)	5.75%	06/15/2023	67,725

See Notes to Financial Statements.
74	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$165,000	Iron Mountain, Inc.	5.75%	08/15/2024	$149,325
170,000	Isle of Capri Casinos, Inc.	8.88%	06/15/2020	177,225
235,000	Jarden Corp.	7.50%	01/15/2020	255,856
145,000	JBS USA LLC / JBS USA Finance, Inc.(b)	8.25%	02/01/2020	153,337
180,000	JBS USA LLC / JBS USA Finance, Inc.(b)	7.25%	06/01/2021	181,800
210,000	Kinetic Concepts, Inc. / KCI USA, Inc.	10.50%	11/01/2018	232,837
110,000	Kraton Polymers LLC / Kraton Polymers Capital Corp.	6.75%	03/01/2019	113,850
220,000	Level 3 Financing, Inc.	7.00%	06/01/2020	223,300
170,000	Levi Strauss & Co.	6.88%	05/01/2022	181,050
180,000	LIN Television Corp.	6.38%	01/15/2021	180,900
215,000	Linn Energy LLC / Linn Energy Finance Corp.(b)	6.25%	11/01/2019	203,713
190,000	MetroPCS Wireless, Inc.(b)	6.25%	04/01/2021	191,663
150,000	MGM Resorts International	6.63%	12/15/2021	155,438
165,000	Michaels FinCo Holdings LLC / Michaels FinCo, Inc.(b)(d)	7.50%	08/01/2018	167,888
225,000	Milacron LLC / Mcron Finance Corp.(b)	7.75%	02/15/2021	233,438
140,000	Murray Energy Corp.(b)	8.63%	06/15/2021	141,050
150,000	Natural Resource Partners LP(b)	9.13%	10/01/2018	151,500
165,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp.(b)	5.88%	03/15/2022	166,650
75,000	NRG Energy, Inc.	7.88%	05/15/2021	80,625
225,000	NRG Energy, Inc.	6.63%	03/15/2023	221,625
110,000	Oasis Petroleum, Inc.	6.50%	11/01/2021	116,600
115,000	Oasis Petroleum, Inc.(b)	6.88%	03/15/2022	121,613
120,000	Oasis Petroleum, Inc.	6.88%	01/15/2023	127,800
140,000	Omega Healthcare Investors, Inc.	7.50%	02/15/2020	152,950
210,000	Party City Holdings, Inc.(b)	8.88%	08/01/2020	226,800
160,000	Penn Virginia Corp.	8.50%	05/01/2020	163,200
155,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.(b)	4.88%	05/01/2021	144,925
245,000	Plastipak Holdings, Inc.(b)	6.50%	10/01/2021	248,675
330,000	PNK Finance Corp.(b)	6.38%	08/01/2021	338,250
315,000	Polymer Group, Inc.	7.75%	02/01/2019	338,231
180,000	Rent-A-Center, Inc.(b)	4.75%	05/01/2021	168,300
235,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	9.88%	08/15/2019	256,150
230,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC	5.75%	10/15/2020	232,013
250,000	RR Donnelley & Sons Co.	7.00%	02/15/2022	252,500
140,000	Sabine Pass Liquefaction LLC(b)	5.63%	04/15/2023	134,925
230,000	Scientific Games International, Inc.	6.25%	09/01/2020	232,875
280,000	Sealed Air Corp.(b)	8.13%	09/15/2019	313,600

See Notes to Financial Statements.
Annual Report | September 30, 2013	75

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$250,000	Sequa Corp.(b)	7.00%	12/15/2017	$251,250
85,000	Serta Simmons Holdings LLC(b)	8.13%	10/01/2020	89,888
140,000	Sinclair Television Group, Inc.	5.38%	04/01/2021	133,700
20,000	Sinclair Television Group, Inc.(b)	6.38%	11/01/2021	20,200
320,000	Six Flags Entertainment Corp.(b)	5.25%	01/15/2021	305,600
195,000	Spectrum Brands Escrow Corp.(b)	6.38%	11/15/2020	203,775
250,000	Sprint Communications, Inc.	6.00%	11/15/2022	231,250
300,000	Sprint Corp.(b)	7.25%	09/15/2021	303,750
135,000	Stone Energy Corp.	7.50%	11/15/2022	142,425
339,000	Suburban Propane Partners LP / Suburban Energy Finance Corp.	7.38%	08/01/2021	364,425
170,000	Summit Materials LLC / Summit Materials Finance Corp.	10.50%	01/31/2020	180,200
155,000	Sun Merger Sub, Inc.(b)	5.25%	08/01/2018	159,263
250,000	SunCoke Energy, Inc.	7.63%	08/01/2019	269,375
200,000	SunGard Data Systems, Inc.	7.63%	11/15/2020	215,000
140,000	Tempur Sealy International, Inc.	6.88%	12/15/2020	147,000
105,000	Tenet Healthcare Corp.(b)	6.00%	10/01/2020	107,559
190,000	Tesoro Logistics LP / Tesoro Logistics Finance Corp.	6.13%	10/15/2021	191,900
145,000	The ADT Corp.(b)	6.25%	10/15/2021	147,356
225,000	The Goodyear Tire & Rubber Co.	6.50%	03/01/2021	230,062
100,000	The Hertz Corp.	6.25%	10/15/2022	103,750
190,000	The William Carter Co.(b)	5.25%	08/15/2021	190,950
75,000	T-Mobile USA, Inc.(b)	5.25%	09/01/2018	76,594
120,000	Tops Holding Corp. / Tops Markets LLC(b)	8.88%	12/15/2017	132,000
145,000	TransDigm, Inc.	5.50%	10/15/2020	142,825
125,000	TransDigm, Inc.	7.50%	07/15/2021	135,000
195,000	Trinseo Materials Operating SCA /Trinseo Materials Finance, Inc.(b)	8.75%	02/01/2019	194,513
125,000	Tronox Finance LLC	6.38%	08/15/2020	124,375
20,000	tw telecom holdings, Inc.	5.38%	10/01/2022	19,150
155,000	United Rentals North America, Inc.	6.13%	06/15/2023	156,550
330,000	Univision Communications, Inc.(b)	6.88%	05/15/2019	354,750
100,000	US Coatings Acquisition, Inc. / Axalta Coating Systems Dutch Holding B BV(c)	5.75%	02/01/2021	136,300
255,000	Valeant Pharmaceuticals International(b)	7.50%	07/15/2021	276,038
180,000	Watco Cos. LLC / Watco Finance Corp.(b)	6.38%	04/01/2023	179,100
85,000	Windstream Corp.(b)	7.75%	10/01/2021	88,188
105,000	Windstream Corp.	7.50%	04/01/2023	104,212

See Notes to Financial Statements.
76	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Principal Amount/Description		Rate	Maturity	Value
$90,000	WMG Acquisition Corp.(c)	6.25%	01/15/2021	$126,018

				22,365,121

TOTAL HIGH YIELD (Cost $33,377,068)				33,198,404

Shares/Description				Value
SHORT-TERM INVESTMENTS - 8.35%
3,973,556	Northern Institutional Government Select Portfolio, (7 Day Yield 0.01%)			3,973,556

TOTAL SHORT-TERM INVESTMENTS (Cost $3,973,556)				3,973,556

TOTAL INVESTMENTS - 103.91% (Cost $49,793,523)				49,447,285
LIABILITIES IN EXCESS OF OTHER ASSETS - -3.91%				(1,860,674)

NET ASSETS - 100.00%				$47,586,611

(a)

All or a portion of this position has not settled as of September 30, 2013. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,089,562, which represents approximately 27.51% of net assets as of September 30, 2013.

(c)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of September 30, 2013, the aggregate market value of those securities was $6,244,459, representing 13.12% of net assets.

(d)	Pay-in-kind securities.

Common Abbreviations:

BV - Besloten Vennootschap a Dutch private limited liability company.

GmbH - Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.

KG - Kommanditgesellschaft is the German term for a private limited company.

LLC - Limited Liability Corp.

LP - Limited Partnership.

See Notes to Financial Statements.
Annual Report | September 30, 2013	77

RiverNorth/Oaktree High Income Fund	Schedule of Investments
September 30, 2013

Ltd. - Limited.

PLC - Public Limited Co.

Pty. - Proprietary.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAS - Societe per actions simplifiee is the French term for a joint stock company.

SCA - Societe en commandite pe actiuni is the Romanian term for limited liability partnership.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Contract Type	Settlement Date	Current Value	Unrealized Depreciation
Northern Trust - London	CHF	160,228	Sale	10/04/2013	$177,179	$(6,234)
Northern Trust - London	EUR	4,760,413	Sale	10/04/2013	6,440,177	(157,936)
Northern Trust - London	GBP	1,256,086	Sale	10/04/2013	2,033,413	(71,218)

						$(235,388)

* The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.
78	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Dynamic Buy-Write Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
COMMON STOCKS - 16.61%
Agriculture - 0.79%
2,000	Lorillard, Inc.(a)	$89,560
500	Philip Morris International, Inc.	43,295

		132,855

Biotechnology - 0.57%
400	Biogen Idec, Inc.(a)(b)	96,304
Coal - 0.43%
17,600	Arch Coal, Inc.(a)	72,336
Commercial Services - 0.40%
2,500	Iron Mountain, Inc.(a)	67,550
Computers - 2.79%
400	Apple, Inc.(a)	190,700
4,570	Blackberry Ltd.(a)(b)	36,309
11,500	Hewlett-Packard Co.(a)	241,385

		468,394

Electric -0.43%
1,500	Exelon Corp.(a)	44,460
1,000	NRG Energy, Inc.(a)	27,330

		71,790

Food - 0.88%
2,000	General Mills, Inc.(a)	95,840
1,000	Kraft Foods Group, Inc.(a)	52,480

		148,320

Internet - 1.19%
500	Facebook, Inc. - Class A(a)(b)	25,115
200	Google, Inc. - Class A(a)(b)	175,182

		200,297

Machinery - 0.46%
1,500	Joy Global, Inc.	76,560
Media - 0.38%
1,000	The Walt Disney Co.(a)	64,490
Mining - 0.67%
3,000	Newmont Mining Corp.(a)	84,300
2,600	Pan American Silver Corp.(a)	27,430

		111,730

Oil & Gas - 1.47%
3,000	Encana Corp.(a)	51,990
1,000	Exxon Mobil Corp.	86,040
800	Occidental Petroleum Corp.(a)	74,832
1,500	Statoil ASA, ADR(a)	34,020

		246,882

    See Notes to Financial Statements.

Annual Report | September 30, 2013	79

RiverNorth Dynamic Buy-Write Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
Pharmaceuticals - 1.57%
1,800	Abbott Laboratories(a)	$59,742
1,000	Eli Lilly & Co.	50,330
1,000	Merck & Co., Inc.(a)	47,609
3,500	Pfizer, Inc.	100,537
200	Zoetis, Inc.(a)	6,224

		264,442

REITS - 0.43%
3,500	Annaly Capital Management, Inc.(a)	40,530
500	Ventas, Inc.(a)	30,750

		71,280

Retail - 1.19%
1,000	Abercrombie & Fitch Co. - Class A(a)	35,370
1,000	Darden Restaurants, Inc.	46,290
1,600	Wal-Mart Stores, Inc.	118,336

		199,996

Semiconductors - 1.15%
1,600	Broadcom Corp. - Class A(a)	41,632
1,000	First Solar, Inc.(a)(b)	40,210
4,000	Intel Corp.	91,684
1,700	Marvell Technology Group Ltd.(a)	19,550

		193,076

Software - 0.42%
2,100	Microsoft Corp.(a)	69,888
Telecommunications - 1.39%
2,000	CenturyLink, Inc.(a)	62,760
2,500	Cisco Systems, Inc.	58,578
1,300	JDS Uniphase Corp.(a)(b)	19,123
2,000	Verizon Communications, Inc.(a)	93,350

		233,811

TOTAL COMMON STOCKS (Cost $2,920,392)		2,790,001

EXCHANGE-TRADED FUNDS - 26.41%
8,100	Consumer Staples Select Sector SPDR® Fund	322,380
27,100	Financial Select Sector SPDR® Fund	539,425
2,000	Health Care Select Sector SPDR® Fund	101,180
2,200	Industrial Select Sector SPDR® Fund	102,091
29,600	Market Vectors® Gold Miners ETF(a)	740,592
2,500	Market Vectors® Semiconductor ETF(a)	99,700
7,500	SPDR® S&P 500® ETF Trust(a)	1,260,075
1,700	SPDR® S&P® Retail ETF	139,431
32,500	Technology Select Sector SPDR® Fund	1,041,300

    See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Dynamic Buy-Write Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
2,400	Utilities Select Sector SPDR® Fund(a)	$89,686

TOTAL EXCHANGE-TRADED FUNDS (Cost $4,510,687)		4,435,860

PREFERRED STOCKS - 7.13%
18,800	The Goodyear Tire & Rubber Co., 5.875%	1,197,184

TOTAL PREFERRED STOCKS (Cost $934,198)		1,197,184

Number of Contracts	Description	Exercise Price	Maturity Date	Value
PURCHASED OPTIONS - 0.52%
Purchased Call Options - 0.11%
32	EMC Corp.	$27.00	01/18/2014	2,128
150	Financial Select Sector SPDR® Fund	21.00	01/18/2014	4,575
20	Freeport-McMoRan Copper & Gold, Inc.	34.00	11/16/2013	1,680
8	Occidental Petroleum Corp.	95.00	11/16/2013	1,972
20	Oracle Corp.	33.00	12/21/2013	2,760
15	QUALCOMM, Inc.	67.50	01/18/2014	4,800

TOTAL PURCHASED CALL OPTIONS (Cost $22,056)				17,915

Purchased Put Options - 0.41%
2	Google, Inc.	900.00	10/19/2013	7,140
65	Hewlett-Packard Co.	26.00	01/18/2014	35,262
6	ICICI Bank Ltd.	26.00	10/19/2013	153
15	Joy Global, Inc.	46.00	01/18/2014	2,587
200	Powershares QQQ Trust Series 1	79.00	10/19/2013	20,900
75	SPDR® S&P 500® ETF Trust	160.00	10/19/2013	3,938

TOTAL PURCHASED PUT OPTIONS (Cost $64,430)				69,980

TOTAL PURCHASED OPTIONS (Cost $86,486)				87,895

    See Notes to Financial Statements.

Annual Report | September 30, 2013	81

RiverNorth Dynamic Buy-Write Fund	Schedule of Investments
September 30, 2013

Shares/Description		Value
SHORT-TERM INVESTMENTS - 10.62%
1,784,283	Northern Institutional Government Select Portfolio, (7 Day Yield 0.01%)	$ 1,784,283

TOTAL SHORT-TERM INVESTMENTS (Cost $1,784,283)		1,784,283

TOTAL INVESTMENTS - 61.29% (Cost $10,236,046)		10,295,223
SEGREGATED CASH - 18.05%(c)		3,032,258
OTHER ASSETS IN EXCESS OF LIABILITIES - 20.66%		3,470,397

NET ASSETS - 100.00%		$16,797,878

(a)	All or a portion of this security may be subject to call/put written options.
(b)	Non-income producing security.
(c)	Cash is being held as collateral for written options.

Common Abbreviations:

ADR – American Depositary Receipt.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

ETF - Exchange-Traded Fund.

Ltd. - Limited.

S&P - Standard and Poor’s.

SPDR - Standard and Poor’s Depositary Receipt.

    See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Dynamic Buy-Write Fund	Schedule of Written Options
September 30, 2013

Number of Contracts		Exercise Price	Maturity Date	Value
Written Call Options
(18)	Abbott Laboratories	$34.00	10/19/2013	$(486)
(10)	Abercrombie & Fitch Co. - Class A	41.00	11/16/2013	(345)
(35)	Annaly Capital Management, Inc.	12.00	01/18/2014	(1,383)
(4)	Apple, Inc.	500.00	10/19/2013	(1,850)
(38)	Arch Coal, Inc.	5.50	10/19/2013	(57)
(38)	Arch Coal, Inc.	5.00	10/19/2013	(133)
(100)	Arch Coal, Inc.	5.50	01/18/2014	(1,600)
(4)	Biogen Idec, Inc.	225.00	10/19/2013	(7,020)
(16)	Blackberry Ltd.	10.00	10/04/2013	(8)
(1)	Blackberry Ltd.	12.00	11/16/2013	(2)
(16)	Broadcom Corp.	27.00	10/19/2013	(416)
(20)	CenturyLink, Inc.	38.00	10/19/2013	(50)
(30)	Encana Corp.	18.00	10/19/2013	(675)
(15)	Exelon Corp.	32.00	01/18/2014	(525)
(5)	Facebook, Inc. - Class A	46.00	11/16/2013	(3,250)
(10)	First Solar, Inc.	45.00	10/19/2013	(650)
(20)	General Mills, Inc.	46.00	10/19/2013	(3,930)
(2)	Google, Inc. - Class A	925.00	10/19/2013	(1,140)
(50)	Hewlett-Packard Co.	24.00	10/19/2013	(250)
(25)	Iron Mountain, Inc.	30.00	01/18/2014	(4,250)
(13)	JDS Uniphase Corp.	15.00	10/19/2013	(429)
(10)	Kraft Foods Group, Inc.	57.50	12/21/2013	(300)
(20)	Lorillard, Inc.	45.00	12/21/2013	(3,270)
(31)	Market Vectors® Gold Miners ETF	26.00	10/19/2013	(1,798)
(195)	Market Vectors® Gold Miners ETF	32.00	01/18/2014	(9,750)
(70)	Market Vectors® Gold Miners ETF	26.00	01/18/2014	(13,090)
(23)	Market Vectors® Semiconductor ETF	38.00	11/16/2013	(5,462)
(17)	Marvell Technology Group Ltd.	13.00	10/19/2013	(136)
(10)	Merck & Co., Inc.	50.00	11/16/2013	(490)
(21)	Microsoft Corp.	35.00	12/21/2013	(1,428)
(30)	Newmont Mining Corp.	37.00	12/21/2013	(555)
(10)	NRG Energy, Inc.	30.00	12/21/2013	(525)
(8)	Occidental Petroleum Corp.	90.00	10/19/2013	(3,380)
(26)	Pan American Silver Corp.	12.00	10/19/2013	(195)
(75)	SPDR® S&P 500® ETF Trust	169.00	10/19/2013	(13,688)
(15)	Statoil ASA, ADR	20.00	10/19/2013	(4,050)
(50)	The Goodyear Tire & Rubber Co.	18.00	01/18/2014	(24,000)
(510)	The Goodyear Tire & Rubber Co.	19.00	01/18/2014	(204,000)
(10)	The Walt Disney Co.	65.00	10/19/2013	(905)
(24)	Utilities Select Sector SPDR® Fund	40.00	12/21/2013	(384)
(5)	Ventas, Inc.	60.00	10/19/2013	(1,100)
(10)	Verizon Communications, Inc.	50.00	12/21/2013	(375)

    See Notes to Financial Statements.

Annual Report | September 30, 2013	83

RiverNorth Dynamic Buy-Write Fund	Schedule of Written Options
September 30, 2013

Number of Contracts		Exercise Price	Maturity Date	Value
(2)	Zoetis, Inc.	$31.00	10/19/2013	$(140)

Total Written Call Options (Proceeds $ 175,617)				$(317,470)

Written Put Options
(10)	AbbVie, Inc.	37.50	11/16/2013	(150)
(5)	Agrium, Inc.	80.00	01/18/2014	(1,675)
(4)	Alexion Pharmaceuticals, Inc.	100.00	10/19/2013	(90)
(16)	Allegheny Technologies, Inc.	25.00	10/19/2013	(40)
(20)	Amgen, Inc.	97.50	10/19/2013	(230)
(16)	AngloGold Ashanti Ltd.	13.00	10/19/2013	(840)
(35)	Annaly Capital Management, Inc.	10.00	01/18/2014	(858)
(8)	Apple, Inc.	475.00	10/19/2013	(9,120)
(15)	Archer-Daniels-Midland Co.	35.00	11/16/2013	(1,170)
(20)	Ascena Retail Group, Inc.	16.00	10/19/2013	(50)
(1)	AutoZone, Inc.	390.00	12/21/2013	(600)
(6)	Bed Bath & Beyond, Inc.	70.00	10/19/2013	(69)
(5)	Biogen Idec, Inc.	205.00	10/19/2013	(212)
(1)	Blackberry Ltd.	8.00	11/16/2013	(69)
(20)	Boston Scientific Corp.	11.00	10/19/2013	(240)
(20)	Bristol-Myers Squibb Co.	41.00	12/21/2013	(1,010)
(15)	Cablevision Systems Corp.	16.00	12/21/2013	(1,650)
(25)	Citigroup, Inc.	45.00	12/21/2013	(2,550)
(10)	ConAgra Foods, Inc.	31.00	10/19/2013	(950)
(15)	Delta Air Lines, Inc.	17.00	10/19/2013	(38)
(10)	Dollar General Corp.	47.00	11/16/2013	(125)
(15)	DR Horton, Inc.	17.00	10/19/2013	(113)
(21)	eBay, Inc.	52.50	11/16/2013	(2,394)
(50)	Energy Select Sector SPDR® Fund	82.00	10/19/2013	(4,550)
(20)	Exelon Corp.	29.00	10/19/2013	(500)
(10)	Facebook, Inc. - Class A	38.00	12/21/2013	(685)
(10)	Facebook, Inc. - Class A	35.00	01/18/2014	(515)
(10)	FedEx Corp.	105.00	10/19/2013	(290)
(2)	Google, Inc. - Class A	865.00	10/19/2013	(3,420)
(10)	H&R Block, Inc.	26.00	10/19/2013	(300)
(10)	HCA Holdings, Inc.	41.00	10/19/2013	(400)
(10)	HCP, Inc.	40.00	10/19/2013	(475)
(6)	ICICI Bank, Ltd.	24.00	10/19/2013	(72)
(16)	ICICI Bank, Ltd.	26.00	12/21/2013	(1,608)
(20)	International Game Technology	20.00	10/19/2013	(2,600)
(17)	Intrepid Potash, Inc.	9.00	12/21/2013	(212)
(50)	JC Penney Co., Inc.	12.00	01/18/2014	(18,625)
(10)	Kinder Morgan, Inc.	35.00	12/21/2013	(1,435)
(10)	Kraft Foods Group, Inc.	50.00	12/21/2013	(1,175)
(20)	Lennar Corp.	32.00	10/19/2013	(460)

    See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Dynamic Buy-Write Fund	Schedule of Written Options
September 30, 2013

Number of Contracts		Exercise Price	Maturity Date	Value
(10)	Marathon Oil Corp.	$33.00	10/19/2013	$(225)
(10)	Marathon Petroleum Corp.	65.00	10/19/2013	(2,225)
(10)	Marathon Petroleum Corp.	55.00	01/18/2014	(1,400)
(23)	Market Vectors® Semiconductor ETF	37.00	11/16/2013	(690)
(160)	Market Vectors® Semiconductor ETF	35.00	11/16/2013	(2,000)
(10)	Merck & Co., Inc.	46.00	11/16/2013	(740)
(75)	Microsoft Corp.	31.00	10/19/2013	(638)
(21)	Microsoft Corp.	31.00	12/21/2013	(1,344)
(40)	Mondelez International, Inc.	29.00	12/21/2013	(1,820)
(15)	Navistar International Corp.	36.00	10/25/2013	(1,987)
(15)	Newmont Mining Corp.	23.00	12/21/2013	(832)
(10)	Noble Corp.	33.00	12/21/2013	(600)
(9)	ONEOK, Inc.	37.50	10/19/2013	(45)
(24)	Pan American Silver Corp.	12.00	10/19/2013	(3,720)
(30)	Peabody Energy Corp.	16.00	10/19/2013	(630)
(10)	PepsiCo, Inc.	72.50	01/18/2014	(920)
(100)	Powershares QQQ Trust Series 1	76.00	10/19/2013	(3,050)
(8)	QUALCOMM, Inc.	65.00	10/19/2013	(360)
(6)	Simon Property Group, Inc.	145.00	11/16/2013	(2,145)
(75)	SPDR® S&P 500® ETF Trust	153.00	10/19/2013	(1,538)
(75)	SPDR® S&P 500® ETF Trust	150.00	12/21/2013	(7,500)
(10)	The ADT Corp.	35.00	10/19/2013	(50)
(25)	The ADT Corp.	36.00	10/19/2013	(187)
(20)	The Charles Schwab Corp.	20.00	12/21/2013	(1,550)
(20)	The Goodyear Tire & Rubber Co.	20.00	11/16/2013	(900)
(10)	The Mosaic Co.	35.00	12/21/2013	(430)
(10)	The Mosaic Co.	37.50	12/21/2013	(895)
(15)	The Procter & Gamble Co.	72.50	11/16/2013	(1,673)
(10)	The Walt Disney Co.	57.50	10/19/2013	(60)
(6)	Time Warner Cable, Inc.	100.00	01/18/2014	(2,130)
(12)	United Continental Holdings, Inc.	24.00	12/21/2013	(582)
(25)	United States Steel Corp.	19.00	11/16/2013	(1,675)
(24)	Utilities Select Sector SPDR® Fund	35.00	12/21/2013	(1,068)
(10)	Walgreen Co.	44.00	10/19/2013	(20)
(15)	Walgreen Co.	42.00	01/18/2014	(480)
(10)	WellPoint, Inc.	77.50	12/21/2013	(1,715)
(12)	Yahoo!, Inc.	26.00	10/19/2013	(24)

Total Written Put Options (Proceeds $170,308)				$(109,413)

Total Written Options (Proceeds $345,925)				$(426,883)

    See Notes to Financial Statements.

Annual Report | September 30, 2013	85

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities	September 30, 2013

ASSETS:
Investment in securities:
At cost	$572,764,430

At value	$650,767,091

Receivable for fund investments sold	1,894,397
Dividends receivable	760,826
Receivable for fund shares sold	544,099
Interest receivable	903
Prepaid expenses and other assets	33,390

Total Assets	654,000,706

LIABILITIES:
Facility loan fee payable	10,275
Payable for fund investments purchased	2,520,644
Payable for fund shares redeemed	3,354,767
Payable to Adviser	529,805
Payable for Fund Accounting and Administration fees	22,042
Accrued 12b-1 fees	132,451
Payable for Custodian fees	11,183
Payable for Audit fees	17,325
Payable to Trustees and Officers	3,673
Other accrued expenses	33,345

Total Liabilities	6,635,510

Net Assets	$647,365,196

NET ASSETS CONSIST OF:
Paid-in capital	$540,652,700
Accumulated net investment income	1,159
Accumulated net realized gain on investments	28,708,676
Net unrealized appreciation on investments	78,002,661

Net Assets	$647,365,196

PRICING OF SHARES:
Net Assets	$647,365,196
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	51,176,212

Net Asset Value Per Share, Offering and Redemption Price Per Share	$12.65

Minimum Redemption Price Per Share(a)	$12.40

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

    See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund
Statement of Assets and Liabilities	September 30, 2013

ASSETS:
Investment in securities:
At cost	$1,059,737,578

At value	$1,049,493,093

Interest receivable	4,455,953
Receivable for fund investments sold	2,950,523
Receivable for fund shares sold	2,141,074
Dividends receivable	1,660,424
Prepaid offering costs	17,956
Prepaid expenses and other assets	60,281

Total Assets	1,060,779,304

LIABILITIES:
Facility loan fee payable	17,910
Payable for fund investments purchased	1,505,955
Payable for fund shares redeemed	1,817,564
Payable to Adviser	652,303
Payable for Fund Accounting and Administration fees	68,978
Accrued 12b-1 fees - Class R Shares	56,051
Payable for Custodian fees	28,588
Payable for Audit fees	20,325
Payable to Trustees and Officers	3,151
Other accrued expenses	74,941

Total Liabilities	4,245,766

Net Assets	$1,056,533,538

NET ASSETS CONSIST OF:
Paid-in capital	$1,071,737,474
Accumulated net investment loss	(109,120)
Accumulated net realized loss on investments	(4,850,331)
Net unrealized depreciation on investments	(10,244,485)

Net Assets	$1,056,533,538

    See Notes to Financial Statements.

Annual Report | September 30, 2013	87

RiverNorth/DoubleLine Strategic Income Fund
Statement of Assets and Liabilities	September 30, 2013

PRICING OF SHARES:
Class I Shares
Net Assets	$785,973,802
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	74,018,239

Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.62

Minimum Redemption Price Per Share(a)	$10.41

Class R Shares
Net Assets	$270,559,736
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	25,449,386

Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.63

Minimum Redemption Price Per Share(a)	$10.42

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

    See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund
Statement of Assets and Liabilities	September 30, 2013

ASSETS
Investment in securities:
At cost	$12,617,801

At value	$13,825,757

Receivable for fund investments sold	1,148,744
Dividends receivable	16,176
Receivable for fund shares sold	6,160
Prepaid expenses and other assets	23,725

Total Assets	15,020,562

LIABILITIES:
Payable to custodian due to overdraft	765,090
Facility loan fee payable	253
Payable for fund shares redeemed	221,217
Payable to Adviser	16,090
Payable for Fund Accounting and Administration fees	2,132
Accrued 12b-1 fees - Class R Shares	2,541
Payable for Custodian fees	1,538
Payable for Audit fees	17,325
Payable to Trustees and Officers	202
Other accrued expenses	4,782

Total Liabilities	1,031,170

Net Assets	$13,989,392

NET ASSETS CONSIST OF:
Paid-in capital	$12,114,530
Accumulated net realized gain on investments	666,906
Net unrealized appreciation on investments	1,207,956

Net Assets	$13,989,392

PRICING OF SHARES:
Class I Shares
Net Assets	$3,066,651
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	262,531

Net Asset Value Per Share, Offering and Redemption Price Per Share	$11.68

Minimum Redemption Price Per Share(a)	$11.45

Class R Shares
Net Assets	$10,922,741
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	935,315

Net Asset Value Per Share, Offering and Redemption Price Per Share	$11.68

Minimum Redemption Price Per Share(a)	$11.45

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
Annual Report | September 30, 2013	89

RiverNorth/Oaktree High Income Fund
Statement of Assets and Liabilities	September 30, 2013

ASSETS:
Investment in securities:
At cost	$49,793,523

At value	$49,447,285

Foreign currency, at value (Cost $167,686)	169,033
Receivable for fund investments sold	1,653,373
Interest receivable	572,839
Receivable for fund shares sold	262,029
Dividends receivable	30,491
Prepaid offering costs	13,679
Prepaid expenses and other assets	7,737

Total Assets	52,156,466

LIABILITIES:
Payable to custodian due to overdraft	433,988
Payable for fund investments purchased	3,160,811
Payable for fund shares redeemed	662,543
Unrealized depreciation on forward foreign currency contracts	235,388
Payable for distributions	82
Payable to Adviser	35,833
Payable for Fund Accounting and Administration fees	5,053
Accrued 12b-1 fees	4,455
Payable for Custodian fees	4,192
Payable for Audit fees	20,325
Payable to Trustees and Officers	930
Other accrued expenses	6,255

Total Liabilities	4,569,855

Net Assets	$47,586,611

NET ASSETS CONSIST OF:
Paid-in capital	$47,975,614
Accumulated net investment income	231,462
Accumulated net realized loss on investments	(44,289)
Net unrealized depreciation on investments	(576,176)

Net Assets	$47,586,611

See Notes to Financial Statements.
90	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Oaktree High Income Fund
Statement of Assets and Liabilities	September 30, 2013

PRICING OF SHARES:
Class I Shares
Net Assets	$25,472,010
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	2,559,092

Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.95

Minimum Redemption Price Per Share(a)	$9.75

Class R Shares
Net Assets	$22,114,601
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	2,222,839

Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.95

Minimum Redemption Price Per Share(a)	$9.75

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
Annual Report | September 30, 2013	91

RiverNorth Dynamic Buy-Write Fund
Statement of Assets and Liabilities	September 30, 2013

ASSETS:
Investment in securities:
At cost	$10,236,046

At value	$10,295,223

Cash	3,032,258
Cash held as collateral	3,032,258
Deposit with broker for written options	937,054
Receivable for fund investments sold	263,918
Receivable for fund shares sold	26,082
Dividends receivable	25,762
Prepaid offering costs	772
Interest receivable	27
Prepaid expenses and other assets	14,391

Total Assets	17,627,745

LIABILITIES:
Written options, at value (Premiums received $345,925)	426,883
Payable for fund investments purchased	167,824
Payable for fund shares redeemed	194,154
Payable to Adviser	7,058
Payable for Fund Accounting and Administration fees	3,302
Accrued 12b-1 fees	3,858
Payable for Custodian fees	4,599
Payable for Audit fees	17,325
Payable to Trustees and Officers	284
Other accrued expenses	4,580

Total Liabilities	829,867

Net Assets	$16,797,878

NET ASSETS CONSIST OF:
Paid-in capital	$16,031,043
Accumulated net realized gain on investments and written options	788,616
Net unrealized depreciation on investments and written options	(21,781)

Net Assets	$16,797,878

PRICING OF SHARES:
Net Assets	$16,797,878
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	1,619,431

Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.37

Minimum Redemption Price Per Share(a)	$10.16

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
92	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Core Opportunity Fund
Statement of Operations	For the Year Ended September 30, 2013

INVESTMENT INCOME:
Dividend income	$17,829,834

Total Investment Income	17,829,834

EXPENSES:
Investment Adviser fee	5,927,628
12b-1 fees	1,481,907
Accounting and administration fee	237,960
Printing expenses	56,423
Transfer agent expenses	46,587
Custodian expenses	46,219
Compliance expenses	33,201
Registration expenses	27,698
Facility loan fee	23,325
Audit expenses	18,423
Insurance expenses	15,989
Trustee expenses	15,848
Legal expenses	8,434
Miscellaneous expenses	67,733

Total Expenses	8,007,375

Net Investment Income	9,822,459

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	32,697,013
Long-term capital gain distributions from other investment companies	3,933,171

Net change in unrealized appreciation on:
Investments	8,612,286

Net Realized and Unrealized Gain on Investments	45,242,470

Net Increase in Net Assets Resulting from Operations	$55,064,929

See Notes to Financial Statements.
Annual Report | September 30, 2013	93

RiverNorth/DoubleLine Strategic Income Fund
Statement of Operations	For the Year Ended September 30, 2013

INVESTMENT INCOME:
Dividend income	$17,701,981
Interest income	57,595,729
Other income	18,750

Total Investment Income	75,316,460

EXPENSES:
Investment Adviser fee	10,167,360
12b-1 fees - Class R Shares	1,001,344
Accounting and administration fee	720,821
Transfer agent expenses	272,761
Custodian expenses	162,755
Printing expenses	114,185
Compliance expenses	109,910
Registration expenses	99,329
Facility loan fee	81,900
Trustee expenses	62,378
Insurance expenses	53,254
Audit expenses	20,423
Legal expenses	13,433
24f-2 expenses	4,372
Miscellaneous expenses	141,841

Total Expenses	13,026,066

Net Investment Income	62,290,394

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	7,045,020
Long-term capital gain distributions from other investment companies	1,595,279

Net change in unrealized depreciation on:
Investments	(71,829,885)

Net Realized and Unrealized Loss on Investments	(63,189,586)

Net Decrease in Net Assets Resulting from Operations	$(899,192)

See Notes to Financial Statements.
94	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund
Statement of Operations	For the Year Ended September 30, 2013

INVESTMENT INCOME:
Dividend income	$462,699
Foreign taxes withheld	(5,215)

Total Investment Income	457,484

EXPENSES:
Investment Adviser fee	138,366
Offering costs	41,683
Transfer agent expenses	26,993
12b-1 fees - Class R Shares	26,808
Audit expenses	18,748
Accounting and administration fee	13,087
Custodian expenses	9,042
Registration expenses	7,143
Printing expenses	5,616
Legal expenses	3,219
Compliance expenses	1,202
Facility loan fee	982
Trustee expenses	627
Insurance expenses	209
24f-2 expenses	104
Miscellaneous expenses	5,293

Total expenses before waiver/reimbursement	299,122
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(19,714)
Class R Shares	(65,892)

Net Expenses	213,516

Net Investment Income	243,968

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	872,669
Long-term capital gain distributions from other investment companies	42,003

Net change in unrealized appreciation on:
Investments	1,057,181

Net Realized and Unrealized Gain on Investments	1,971,853

Net Increase in Net Assets Resulting from Operations	$2,215,821

See Notes to Financial Statements.
Annual Report | September 30, 2013	95

RiverNorth/Oaktree High Income Fund
Statement of Operations	For the Period December 28, 2012 (inception) to
September 30, 2013

INVESTMENT INCOME:
Dividend income	$375,272
Interest income	548,991

Total Investment Income	924,263

EXPENSES:
Investment Adviser fee	214,293
Offering costs	38,704
12b-1 fees - Class R Shares	24,943
Audit expenses	21,415
Transfer agent expenses	21,302
Accounting and administration fee	16,534
Custodian expenses	13,589
Compliance expenses	2,078
Printing expenses	1,614
Legal expenses	1,512
Trustee expenses	871
Insurance expenses	817
Miscellaneous expenses	3,116

Total expenses before waiver/reimbursement	360,788
Less fees waived/reimbursed by Investment Adviser:
Class I Shares	(26,539)
Class R Shares	(20,011)

Net Expenses	314,238

Net Investment Income	610,025

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(17,464)
Foreign currency transactions	(42,197)
Long-term capital gain distributions from other investment companies	11,511

Net change in unrealized appreciation/(depreciation) on:
Investments	(607,030)
Translation of assets and liabilities denominated in foreign currencies	30,854

Net Realized and Unrealized Loss on Investments	(624,326)

Net Decrease in Net Assets Resulting from Operations	$(14,301)

See Notes to Financial Statements.
96	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Dynamic Buy-Write Fund
Statement of Operations	For the Period October 12, 2012 (inception) to
September 30, 2013

INVESTMENT INCOME:
Dividend income	$189,667
Foreign taxes withheld	(894)

Total Investment Income	188,773

EXPENSES:
Investment Adviser fee	155,699
Custodian expenses	42,736
12b-1 fees	38,925
Offering costs	33,778
Transfer agent expenses	26,422
Audit expenses	18,415
Accounting and administration fee	14,850
Legal expenses	2,003
Compliance expenses	1,391
Printing expenses	1,232
Registration expenses	834
Trustee expenses	752
Insurance expenses	229
Miscellaneous expenses	4,284

Total expenses before waiver/reimbursement	341,550
Less fees waived/reimbursed by Investment Adviser:	(61,295)

Net Expenses	280,255

Net Investment Loss	(91,482)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(147,102)
Written Options	989,848
Long-term capital gain distributions from other investment companies	157

Net change in unrealized appreciation/(depreciation) on:
Investments	59,177
Written Options	(80,958)

Net Realized and Unrealized Gain on Investments	821,122

Net Increase in Net Assets Resulting from Operations	$729,640

See Notes to Financial Statements.
Annual Report | September 30, 2013	97

RiverNorth Core Opportunity Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,822,459	$9,281,784
Net realized gain on investments	32,697,013	22,373,489
Long-term capital gain distributions from other investment companies	3,933,171	2,212,488
Net change in unrealized appreciation on investments	8,612,286	64,106,622

Net increase in net assets resulting from operations	55,064,929	97,974,383

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,103,234)	(20,499,992)
From net realized gains on investments	(23,100,259)	(21,513,345)

Net decrease in net assets from distributions to shareholders	(38,203,493)	(42,013,337)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	178,658,565	142,129,866
Reinvestment of distributions	37,586,237	41,181,736
Cost of shares redeemed	(155,089,762)	(158,178,289)
Redemption fees(a)	24,918	34,290

Net increase in net assets from capital share transactions	61,179,958	25,167,603

Net Increase in Net Assets	78,041,394	81,128,649

NET ASSETS:
Beginning of period	569,323,802	488,195,153

End of period (including accumulated net investment income/(loss) of $1,159 and $(349,296), respectively)	$647,365,196	$569,323,802

OTHER INFORMATION:
Share Transactions:
Shares sold	14,487,987	12,059,869
Shares issued in reinvestment of distributions	3,271,213	3,792,057
Shares redeemed	(12,600,804)	(13,491,501)

Net increase from share transactions	5,158,396	2,360,425

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
98	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$62,290,394	$48,814,843
Net realized gain on investments	7,045,020	14,773,662
Long-term capital gain distributions from other investment companies	1,595,279	25,567
Net change in unrealized appreciation/(depreciation) on investments	(71,829,885)	60,017,254

Net increase/(decrease) in net assets resulting from operations	(899,192)	123,631,326

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(53,073,880)	(37,582,010)
Class R Shares	(20,673,415)	(18,098,346)
From net realized gains on investments:
Class I Shares	(7,261,076)	(704,354)
Class R Shares	(3,482,436)	(352,655)

Net decrease in net assets from distributions to shareholders	(84,490,807)	(56,737,365)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	391,117,558	557,176,722
Reinvestment of distributions	44,278,773	34,078,733
Cost of shares redeemed	(466,135,625)	(89,957,893)
Redemption fees(a)	147,578	61,046

Net increase/(decrease) in net assets from capital share transactions	(30,591,716)	501,358,608

Class R Shares
Proceeds from shares sold	125,949,097	353,259,674
Reinvestment of distributions	23,633,983	17,679,372
Cost of shares redeemed	(309,260,010)	(81,644,400)
Redemption fees(a)	41,736	160,048

Net increase/(decrease) in net assets from capital share transactions	(159,635,194)	289,454,694

Net Increase/(Decrease) in Net Assets	(275,616,909)	857,707,263

NET ASSETS:
Beginning of period	$1,332,150,447	$474,443,184

End of period (including accumulated net investment income/(loss) of $(109,120) and $261,199)	$1,056,533,538	$1,332,150,447

See Notes to Financial Statements.
Annual Report | September 30, 2013	99

RiverNorth/DoubleLine Strategic Income Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012

OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	34,901,898	51,228,287
Shares issued in reinvestment of distributions	3,992,459	3,109,665
Shares redeemed	(42,413,050)	(8,205,498)

Net increase/(decrease) from share transactions	(3,518,693)	46,132,454

Class R Shares
Shares sold	11,239,657	32,428,937
Shares issued in reinvestment of distributions	2,125,093	1,611,147
Shares redeemed	(27,893,110)	(7,437,705)

Net increase/(decrease) from share transactions	(14,528,360)	26,602,379

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
100	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012

NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$243,968	$4,847
Net realized gain on investments	872,669	40,990
Long-term capital gain distributions from other investment companies	42,003	–
Net change in unrealized appreciation on investments	1,057,181	150,775

Net increase in net assets resulting from operations	2,215,821	196,612

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(116,174)	(2,429)
Class R Shares	(362,781)	(15,328)
From net realized gains on investments:
Class I Shares	(19,020)	–
Class R Shares	(67,585)	–

Net decrease in net assets from distributions to shareholders	(565,560)	(17,757)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	3,742,082	1,046,429
Reinvestment of distributions	133,382	2,429
Cost of shares redeemed	(2,268,152)	(99)
Redemption fees(a)	2,026	–

Net increase in net assets from capital share transactions	1,609,338	1,048,759

Class R Shares
Proceeds from shares sold	7,200,285	6,214,805
Reinvestment of distributions	421,675	15,297
Cost of shares redeemed	(4,255,463)	(107,796)
Redemption fees(a)	12,299	1,077

Net increase in net assets from capital share transactions	3,378,796	6,123,383

Net Increase in Net Assets	6,638,395	7,350,997

NET ASSETS:
Beginning of period	7,350,997	–

End of period (including accumulated net investment income of $– and $–)	$13,989,392	$7,350,997

See Notes to Financial Statements.
Annual Report | September 30, 2013	101

RiverNorth/Manning & Napier Dividend Income Fund
Statements of Changes in Net Assets

	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012

OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	349,602	102,400
Shares issued in reinvestment of distributions	12,225	232
Shares redeemed	(201,919)	(9)

Net increase from share transactions	159,908	102,623

Class R Shares
Shares sold	665,867	612,037
Shares issued in reinvestment of distributions	38,761	1,461
Shares redeemed	(372,349)	(10,462)

Net increase from share transactions	332,279	603,036

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
102	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Oaktree High Income Fund
Statement of Changes in Net Assets

For the Period December 28, 2012 (Inception) to September 30, 2013

NET DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$610,025
Net realized loss on investments	(59,661)
Long-term capital gain distributions from other investment companies	11,511
Net change in unrealized depreciation on investments	(576,176)

Net decrease in net assets resulting from operations	(14,301)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Class I Shares	(381,295)
Class R Shares	(324,649)

Net decrease in net assets from distributions to shareholders	(705,944)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	32,486,635
Reinvestment of distributions	346,851
Cost of shares redeemed	(7,072,680)
Redemption fees(a)	4,428

Net increase in net assets from capital share transactions	25,765,234

Class R Shares
Proceeds from shares sold	27,496,607
Reinvestment of distributions	322,553
Cost of shares redeemed	(5,282,259)
Redemption fees(a)	4,721

Net increase in net assets from capital share transactions	22,541,622

Net Increase in Net Assets	47,586,611

NET ASSETS:
Beginning of period	–

End of period (including accumulated net investment income of $231,462)	$47,586,611

See Notes to Financial Statements.
Annual Report | September 30, 2013	103

RiverNorth/Oaktree High Income Fund
Statement of Changes in Net Assets

For the Period December 28, 2012 (Inception) to September 30, 2013
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	3,226,812
Shares issued in reinvestment of distributions	34,763
Shares redeemed	(702,483)
Net increase from share transactions	2,559,092

Class R Shares
Shares sold	2,715,460
Shares issued in reinvestment of distributions	32,395
Shares redeemed	(525,016)
Net increase from share transactions	2,222,839

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See Notes to Financial Statements.
104	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Dynamic Buy-Write Fund
Statement of Changes in Net Assets

For the Period October 12, 2012 (Inception) to September 30, 2013
NET INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(91,482)
Net realized gain on investments and written options	842,746
Long-term capital gain distributions from other investment companies	157
Net change in unrealized depreciation on investments and written options	(21,781)
Net increase in net assets resulting from operations	729,640

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(779)
Net decrease in net assets from distributions to shareholders	(779)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	22,291,221
Reinvestment of distributions	776
Cost of shares redeemed	(6,227,539)
Redemption fees(a)	4,559
Net increase in net assets from capital share transactions	16,069,017

Net Increase in Net Assets	16,797,878

NET ASSETS:
Beginning of period	–
End of period (including accumulated net investment income of $–)	$16,797,878

OTHER INFORMATION:
Share Transactions:
Shares sold	2,225,791
Shares issued in reinvestment of distributions	78
Shares redeemed	(606,438)
Net increase from share transactions	1,619,431

(a)	The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

Annual Report | September 30, 2013	105

RiverNorth Core Opportunity Fund
Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments(a)
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)

Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)

Ratio of expenses to average net assets including fee waivers and reimbursements(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.
106	(888) 848-7569 | www.rivernorthfunds.com

For a share outstanding throughout the periods presented.

For the Year Ended September 30, 2013		For the Year Ended September 30, 2012		For the Year Ended September 30, 2011		For the Year Ended September 30, 2010		For the Year Ended September 30, 2009

$12.37		$11.18		$11.63		$10.57		$8.72

0.20		0.20		0.32		0.21		0.32
0.96		2.01		(0.45)		1.30		1.76
1.16		2.21		(0.13)		1.51		2.08

(0.35)		(0.50)		(0.32)		(0.45)		(0.23)
(0.53)		(0.52)		–		–		0.00	(b)
(0.88)		(1.02)		(0.32)		(0.45)		(0.23)
0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
0.28		1.19		(0.45)		1.06		1.85
$12.65		$12.37		$11.18		$11.63		$10.57

10.08%		21.05%		(1.33%)		14.72%		25.06%

$647,365		$569,324		$488,195		$392,421		$275,482

1.35%		1.36%		1.45%		1.45%		1.53%

1.35%		1.36%		1.45%		1.45%		1.53%
1.66%		1.74%		2.57%		1.95%		3.80%
1.66%		1.74%		2.57%		1.95%		3.80%
46%		30%		38%		38%		215%

Annual Report | September 30, 2013	107

RiverNorth/DoubleLine Strategic Income Fund	Class I
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2013		For the Year Ended September 30, 2012		For the Period December 30, 2010 (Inception) to September 30, 2011

Net asset value - beginning of period	$11.33		$10.59		$10.00
Income from investment operations:
Net investment income(a)	0.52		0.57		0.42
Net realized and unrealized gain/(loss) on investments(a)	(0.51)		0.82		0.46
Total income from investment operations	0.01		1.39		0.88

Less distributions:
From net investment income	(0.63)		(0.63)		(0.30)
From net realized gain on investments	(0.09)		(0.02)		–
Total distributions	(0.72)		(0.65)		(0.30)
Paid-in capital from redemption fees(a)	0.00	(b)	0.00	(b)	0.01
Net increase/(decrease) in net asset value	(0.71)		0.74		0.59
Net asset value - end of period	$10.62		$11.33		$10.59

Total Return(c)	(0.03%)		13.56%		8.97%	(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$785,974		$878,631		$332,664
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	0.89%		0.90%		1.08%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	0.89%		0.90%		0.95%	(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.68%		5.20%		5.18%	(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.68%		5.20%		5.31%	(f)
Portfolio turnover rate	80%		74%		64%	(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.
108	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/DoubleLine Strategic Income Fund	Class R
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2013		For the Year Ended September 30, 2012	For the Period December 30, 2010 (Inception) to September 30, 2011

Net asset value - beginning of period	$11.34		$10.60	$10.00
Income/(loss) from investment operations:
Net investment income(a)	0.49		0.54	0.40
Net realized and unrealized gain/(loss) on investments(a)	(0.51)		0.82	0.46
Total income/(loss) from investment operations	(0.02)		1.36	0.86

Less distributions:
From net investment income	(0.60)		(0.61)	(0.28)
From net realized gain on investments	(0.09)		(0.02)	–
Total distributions	(0.69)		(0.63)	(0.28)
Paid-in capital from redemption fees(a)	0.00	(b)	0.01	0.02
Net increase/(decrease) in net asset value	(0.71)		0.74	0.60
Net asset value - end of period	$10.63		$11.34	$10.60

Total Return(c)	(0.29%)		13.28%	8.88%	(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$270,560		$453,520	$141,779
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.14%		1.15%	1.33%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.14%		1.15%	1.20%	(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	4.40%		4.96%	4.99%	(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	4.40%		4.96%	5.11%	(f)
Portfolio turnover rate	80%		74%	64%	(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.
Annual Report | September 30, 2013	109

RiverNorth/Manning & Napier Dividend Income Fund	Class I
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012

Net asset value - beginning of period	$10.42	$10.00
Income from investment operations:
Net investment income(a)	0.22	0.02
Net realized and unrealized gain on investments(a)	1.50	0.42
Total income from investment operations	1.72	0.44

Less distributions:
From net investment income	(0.39)	(0.02)
From net realized gain on investments	(0.08)	–
Total distributions	(0.47)	(0.02)
Paid-in capital from redemption fees(a)	0.01	–
Net increase in net asset value	1.26	0.42
Net asset value - end of period	$11.68	$10.42

Total Return(b)	16.99%	4.44%	(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,067	$1,069
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	1.98%	6.16%	(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.35%	1.35%	(e)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(d)	1.33%	(3.92%)	(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(d)	1.96%	0.89%	(e)
Portfolio turnover rate	100%	13%	(c)

(a)	Based on average shares outstanding during the period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.

See Notes to Financial Statements.
110	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth/Manning & Napier Dividend Income Fund	Class R
Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2013	For the Period July 18, 2012 (Inception) to September 30, 2012

Net asset value - beginning of period	$10.42	$10.00
Income from investment operations:
Net investment income(a)	0.19	0.01
Net realized and unrealized gain on investments(a)	1.51	0.44
Total income from investment operations	1.70	0.45

Less distributions:
From net investment income	(0.37)	(0.03)
From net realized gain on investments	(0.08)	–
Total distributions	(0.45)	(0.03)
Paid-in capital from redemption fees(a)	0.01	0.00	(b)
Net increase in net asset value	1.26	0.42
Net asset value - end of period	$11.68	$10.42

Total Return(c)	16.75%	4.46%	(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$10,923	$6,282
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.21%	6.21%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60%	1.60%	(f)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(e)	1.09%	(4.12%)	(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	1.71%	0.49%	(f)
Portfolio turnover rate	100%	13%	(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.
Annual Report | September 30, 2013	111

RiverNorth/Oaktree High Income Fund	Class I
Financial Highlights	For a share outstanding throughout the period presented.

	For the Period December 28, 2012 (Inception) to September 30, 2013

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment income(a)	0.22
Net realized and unrealized loss on investments(a)	(0.07)
Total income from investment operations	0.15

Less distributions:
From net investment income	(0.20)
Total distributions	(0.20)
Paid-in capital from redemption fees(a)	0.00	(b)
Net decrease in net asset value	(0.05)
Net asset value - end of period	$9.95

Total Return(c)	1.52%	(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$25,472
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.58%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.35%	(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	2.65%	(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	2.88%	(f)
Portfolio turnover rate	117%	(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.
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RiverNorth/Oaktree High Income Fund	Class R
Financial Highlights	For a share outstanding throughout the period presented.

	For the Period December 28, 2012 (Inception) to September 30, 2013

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment income(a)	0.21
Net realized and unrealized loss on investments(a)	(0.07)
Total income from investment operations	0.14

Less distributions:
From net investment income	(0.19)
Total distributions	(0.19)
Paid-in capital from redemption fees(a)	0.00	(b)
Net decrease in net asset value	(0.05)
Net asset value - end of period	$9.95

Total Return(c)	1.38%	(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$22,115
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.80%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.60%	(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)	2.60%	(f)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)	2.80%	(f)
Portfolio turnover rate	117%	(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.
Annual Report | September 30, 2013	113

RiverNorth Dynamic Buy-Write Fund
Financial Highlights	For a share outstanding throughout the period presented.

	For the Period October 12, 2012 (Inception) to September 30, 2013

Net asset value - beginning of period	$10.00
Income from investment operations:
Net investment loss(a)	(0.06)
Net realized and unrealized gain on investments(a)	0.43
Total income from investment operations	0.37

Less distributions:
From net investment income	(0.00)	(b)
Total distributions	(0.00)	(b)
Paid-in capital from redemption fees(a)	0.00	(b)
Net increase in net asset value	0.37
Net asset value - end of period	$10.37

Total Return(c)	3.71%	(d)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,798
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.19%	(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.80%	(f)
Ratio of net investment loss to average net assets excluding fee waivers and reimbursements(e)	(0.98%)	(f)
Ratio of net investment loss to average net assets including fee waivers and reimbursements(e)	(0.59%)	(f)
Portfolio turnover rate	603%	(d)

(a)	Based on average shares outstanding during the period.
(b)	Less than $(0.005) and $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.

See Notes to Financial Statements.
114	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board’ or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC (the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth Capital Management, LLC. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Manning & Napier Dividend Income Fund (the “Dividend Income Fund”) is a diversified series of the Trust and commenced investment operations on July 18, 2012. The Dividend Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the Dividend Income Fund is RiverNorth Capital Management, LLC. The Dividend Income Fund’s sub-adviser is Manning & Napier Advisors, LLC (“Manning & Napier”). The investment objective of the Dividend Income Fund is overall total return consisting of long-term capital appreciation and income.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two series of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth Capital Management, LLC. The High Income Fund’s sub-adviser is Oaktree Capital Management, L.P. (“Oaktree Capital,” and with DoubleLine and Manning & Napier, each a “Sub-Adviser” or collectively, the “Sub-Advisers”). The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

The RiverNorth Dynamic Buy-Write Fund (the “Dynamic Buy-Write Fund”) is a non-diversified series of the Trust and commenced investment operations on October 12, 2012. The investment adviser to the Dynamic Buy-Write Fund is RiverNorth Capital Management, LLC. The investment objective of the Dynamic Buy-Write Fund is total return with lower volatility than the Standard and Poor’s 500 Index.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in

Annual Report | September 30, 2013	115

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2013.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation: All investments in securities are recorded at their estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Other: The Funds have held certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Share Valuation: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s assets, subtracting their liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. For the year ended September 30, 2013, the Core Opportunity Fund, Strategic Income Fund, Dividend Income Fund, High Income Fund, and Dynamic

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RiverNorth Funds	Notes to Financial Statements
September 30, 2013

Buy-Write Fund received redemption fees of $24,918, $189,314, $14,325, $9,149, and $4,559, respectively.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months for the High Income Fund and Dynamic Buy-Write Fund. As of September 30, 2013, $13,679 and $772 of offering costs remain to be amortized by the Funds above, respectively.

Expenses: Some expenses of the Trust can be directly attributed to the Fund or the Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets.

Federal Income Taxes: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about

Annual Report | September 30, 2013	117

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, closed-end funds, exchange-traded funds, holding and investment management companies, preferred stocks, and business development company senior notes are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, foreign and U.S. government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities bank loans, collateralized loan obligations, and municipal bonds, as well as non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-

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RiverNorth Funds	Notes to Financial Statements
September 30, 2013

payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Closing bid and ask option contract quotations are considered to be reflective of the option contract values as of the close of the regular session of trading on the New York Stock Exchange (the “stock market close”), and will be used to determine fair value of the option contracts. On days when the closing market quotations for option contracts are not considered to be reflective of their value as of the stock market close, each of the option contracts held by a Fund will be priced at the average of the bid and asked quotations as of the stock market close by reference to time-stamped quotes obtained from an independent third-party pricing source. If an acceptable quotation is unavailable for a particular contract, that contract will be priced at the mean of the valuations of the two most widely accepted and well documented methods for deriving prices for option contracts, the Black-Scholes model and the binomial model, as of the stock market close.

Rights are generally valued by using the last sale price, which would result in a classification as a Level 1 security. In the absence of a last sale price, the rights will be fair-valued by the Adviser or a Sub-Adviser, which would result in a classification as a Level 3 security.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger good faith pricing than other securities.

Annual Report | September 30, 2013	119

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

The following is a summary of the inputs used at September 30, 2013 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Closed-End Funds	$398,249,035	$–	$–	$398,249,035
Mutual Funds	22,365,675	–	–	22,365,675
Exchange-Traded Funds	119,285,470	–	–	119,285,470
Holding & Investment Management Companies	2,209,944	–	–	2,209,944
Preferred Stocks	1,546,074	–	–	1,546,074
Business Development Company Senior Notes	78,156	–	–	78,156
Short-Term Investments	107,032,737	–	–	107,032,737

Total	$650,767,091	$–	$–	$650,767,091

Strategic Income Fund
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Closed-End Funds	$284,606,392	$–	$–	$284,606,392
Preferred Stocks	23,551,493	–	–	23,551,493
Business Development Company Senior Notes	27,671,905	–	–	27,671,905
Foreign Corporate Bonds	–	58,899,892	–	58,899,892
U.S. Corporate Bonds	–	61,492,301	–	61,492,301
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	3,712,768	–	3,712,768
Collateralized Loan Obligations	–	14,627,829	–	14,627,829
Non-Agency Collateralized Mortgage Obligations	–	320,666,828	–	320,666,828
U.S. Government Bonds and Notes	–	40,620,699	–	40,620,699
Municipal Bonds	–	2,967,306	–	2,967,306
U.S. Government / Agency Mortgage Backed Securities	–	168,633,062	–	168,633,062
Short-Term Investments	42,042,618	–	–	42,042,618

Total	$377,872,408	$671,620,685	$–	$1,049,493,093

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RiverNorth Funds	Notes to Financial Statements
September 30, 2013

Dividend Income Fund
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Closed-End Funds	$5,662,032	$–	$–	$5,662,032
Common Stocks	7,891,836	–	–	7,891,836
Short-Term Investments	271,889	–	–	271,889

Total	$13,825,757	$–	$–	$13,825,757

High Income Fund
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Closed-End Funds	$8,638,902	$–	$–	$8,638,902
Preferred Stocks	136,625	–	–	136,625
Bank Loans	–	984,307	–	984,307
Business Development Company Senior Notes	2,515,491	–	–	2,515,491
High Yield Debt	–	33,198,404	–	33,198,404
Short-Term Investments	3,973,556	–	–	3,973,556

Total	$15,264,574	$34,182,711	$–	$49,447,285

	Valuation Inputs

Other Financial Instruments**	Level 1	Level 2	Level 3	Total

Liabilities
Forward Contracts	$–	$(235,388)	$–	$(235,388)

Total	$–	$(235,388)	$–	$(235,388)

Dynamic Buy-Write Fund
	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$2,790,001	$–	$–	$2,790,001
Exchange-Traded Funds	4,435,860	–	–	4,435,860
Preferred Stocks	1,197,184	–	–	1,197,184
Purchased Options	87,895	–	–	87,895
Short-Term Investments	1,784,283	–	–	1,784,283

Total	$10,295,223	$–	$–	$10,295,223

	Valuation Inputs

Other Financial Instruments**	Level 1	Level 2	Level 3	Total

Liabilities
Written Options	$(426,883)	$–	$–	$(426,883)

Total	$(426,883)	$–	$–	$(426,883)

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments.

Annual Report | September 30, 2013	121

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

The Funds did not hold any investments at the beginning or end of the year in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

It is the Funds’ policy to recognize transfers into and out of the Levels 1 and 2 at the end of the reporting period.

There were no transfers into and out of Levels 1 and 2 during the current year presented.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as purchased and written options and forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

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RiverNorth Funds	Notes to Financial Statements
September 30, 2013

Option Writing/Purchasing

The Funds may write or purchase option contracts to adjust risk and return of their overall investment positions. When a fund writes or purchases an option, an amount equal to the premium received or paid by the funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or loss on investment transactions. Risks from entering into option transactions arise from the potential inability of counterparties to meet the terms of the contracts, the potential inability to enter into closing transactions because of an illiquid secondary market and from unexpected movements in security values. Cash segregated as collateral for written option contracts is shown on the Dynamic Buy-Write Fund’s Statement of Assets and Liabilities.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Dynamic Buy-Write Fund had the following transactions in written options during the year ended September 30, 2013.

	Number of Contracts	Premiums
Balance as of October 12, 2012	–	$–
Options Written	31,838	2,780,440
Options Expired	(13,593)	(818,575)
Options Closed	(8,548)	(900,785)
Options Exercised	(6,597)	(715,155)
Options Split	106	–
Balance as of September 30, 2013	3,206	$345,925

Annual Report | September 30, 2013	123

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of September 30, 2013:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value

Dynamic Buy-Write Fund	Equity Contracts (Purchased Options)	Investments in securities, at value	$87,895

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value

Oaktree High Income Fund	Forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts	$(235,388)

Dynamic Buy-Write Fund	Equity Contracts (Written Options)	Written options, at value	$(426,883)

The effect of derivatives instruments on each Fund’s Statement of Operations for the year ended September 30, 2013:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

Oaktree High Income Fund	Forward foreign currency contracts	Net realized loss on Foreign currency transactions/ Net change in unrealized appreciation/(depreciation) on Translation of assets and liabilities denominated in foreign currencies	$22,147	$(235,388)

	Equity Contracts (Purchased Options)	Net realized gain/(loss) on Investments/Net change in unrealized appreciation/(depreciation) on Investments	$(803,560)	$1,409
Dynamic Buy-Write Fund	Equity Contracts (Written Options)	Net realized gain/(loss) on Written options/Net change in unrealized appreciation/(depreciation) on Written Options	$989,848	$(80,958)

			$186,288	$(79,549)

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RiverNorth Funds	Notes to Financial Statements
September 30, 2013

The average purchased and written option contracts volume during the year ended September 30, 2013 is noted below.

Fund	Average Purchased Option Contract Volume	Average Written Option Contract Volume

Dynamic Buy-Write Fund	1,151	(2,772)

Fund	Average Value of Forward Currency Contracts

High Income Fund	$ 6,146,318

5. LOAN PARTICIPATIONS AND ASSIGNMENTS

The High Income Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The High Income Fund investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The High Income Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The High Income Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the High Income Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the High Income Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The High Income Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the High Income Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The High Income Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the High Income Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. At September 30, 2013, the High Income Fund had $559,000 in outstanding loan commitments.

6. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Annual Report | September 30, 2013	125

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

Fund	Contractual Management Fee

Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
Dividend Income Fund	1.00%
High Income Fund	1.00%
Dynamic Buy-Write Fund	1.00%

The Adviser has contractually agreed to defer the collection of the Funds’ management fees and/or reimburse expenses, but only to the extent necessary to limit net annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Funds’ invest; and extraordinary expenses) as a percentage of the average daily net assets of the Funds through January 31, 2014. Each deferral of fees or reimbursements of expenses by the Adviser are subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the below expense limitations.

Fund	Class I	Class R	Expiration of Expense Limitation Agreement

Core Opportunity Fund	N/A	1.60%	January 31, 2014
Strategic Income Fund	0.95%	1.20%	January 31, 2014
Dividend Income Fund	1.35%	1.60%	January 31, 2014
High Income Fund	1.35%	1.60%	January 31, 2014
Dynamic Buy-Write Fund	N/A	1.80%	January 31, 2014

As of the year ended September 30, 2013, the following fees were waived or reimbursed by the Adviser:

Fund	Expires 2014	Expires 2015	Expires 2016

Core Opportunity Fund	$ N/A	$ N/A	$ N/A
Strategic Income Fund	N/A	N/A	N/A
Dividend Income Fund	N/A	41,591	85,606
High Income Fund	N/A	N/A	46,550
Dynamic Buy-Write Fund	N/A	N/A	61,295

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Manning & Napier is the investment sub-adviser to the Dividend Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of the Trust, provide or arrange to be provided to the Strategic Income Fund, the Dividend Income Fund, and the High Income Fund such investment advice as deemed advisable and will furnish or arrange to be furnished a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund, Dividend Income Fund, and the High Income Fund.

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”).

The Northern Trust Company (the “Custodian”) serves as the Funds’ custodian.

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RiverNorth Funds	Notes to Financial Statements
September 30, 2013

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, the Class R Shares of the Dividend Income Fund, the Dynamic Buy-Write Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets. Under the Plan the Trust may engage in any activities related to the distribution of Fund shares. The expenses of the Funds’ Plan are reflected as 12b-1 fees in the statement of operations.

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $25,000 per year. The audit committee chairman receives an additional $1,000 per year. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings.

Certain Trustees and Officers of the Trust are also officers of the Adviser, the Distributor or the Administrator.

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2013, was as follows:

	Ordinary Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund*	$15,176,518	$23,026,975	$–	$38,203,493
Strategic Income Fund*	81,042,978	3,447,829	–	84,490,807
Dividend Income Fund*	563,141	2,419	–	565,560
High Income Fund*	405,890	11,511	288,543	705,944
Dynamic Buy-Write Fund*	622	157	–	779

Annual Report | September 30, 2013	127

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2012, was as follows:

	Ordinary Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$19,491,846	$22,521,491	–	$42,013,337
Strategic Income Fund	56,708,539	28,826	–	56,737,365
Dividend Income Fund	17,757	–	–	17,757
High Income Fund	N/A	N/A	N/A	N/A
Dynamic Buy-Write Fund	N/A	N/A	N/A	N/A

*

Classifications of Distributions: Net investment income and net realized gain may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended September 30, 2013, certain differences were reclassified. These differences were primarily due to book/tax distribution differences, to the different tax treatment of organizational costs and certain other investments; the amounts reclassified did not affect net assets. The reclassifications were as follows:

	(Decrease) Paid-in Capital	Increase Accumulated Net Investment Income	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
Core Opportunity Fund	$–	$5,631,230	$(5,631,230)
Strategic Income Fund	–	11,086,582	(11,086,582)
Dividend Income Fund	(41,739)	234,987	(193,248)
High Income Fund	(331,242)	327,381	3,861
Dynamic Buy-Write Fund	(37,974)	92,261	(54,287)

At September 30, 2013, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$–	$30,699,300	$76,012,037	$1,159	$106,712,496
Strategic Income Fund	–	3,604,302	(10,904,444)	(7,903,794)	(15,203,936)
Dividend Income Fund	544,259	122,647	1,207,956	–	1,874,862
High Income Fund	–	–	(589,980)	200,977	(389,003)
Dynamic Buy-Write Fund	1,063,023	–	(169,706)	(126,482)	766,835

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RiverNorth Funds	Notes to Financial Statements
September 30, 2013

Capital Losses: As of September 30, 2013 the Funds do not have unused capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments.

Strategic Income Fund and High Income Fund have elected to defer to the period ending September 30, 2014 capital losses recognized during the period November 1, 2012 to September 30, 2013 in the amount of $7,794,674 and $30,485, respectively.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2013, were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Depreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund	$86,474,011	$(10,461,974)	$–	$76,012,037	$574,755,054
Strategic Income Fund	46,332,148	(57,236,592)	–	(10,904,444)	1,060,397,537
Dividend Income Fund	1,306,827	(98,871)	–	1,207,956	12,617,801
High Income Fund	616,655	(976,697)	(229,938)	(589,980)	49,807,327
Dynamic Buy-Write Fund	370,268	(459,016)	(80,958)	(169,706)	10,383,971

*	The difference between book and tax basis unrealized appreciation (depreciation) for the Funds is attributable primarily to the tax deferral of losses on wash sales.

8. INVESTMENTS TRANSACTIONS

Investment transactions for the year ended September 30, 2013, excluding U.S. Government Obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$298,604,302	$217,464,145
Strategic Income Fund	594,611,680	581,763,431
Dividend Income Fund	17,477,317	12,911,723
High Income Fund(a)	73,404,351	27,474,443
Dynamic Buy-Write Fund(b)	52,424,004	44,715,204

Annual Report | September 30, 2013	129

RiverNorth Funds	Notes to Financial Statements
September 30, 2013

Investment Transactions in U.S. Government Obligations for the year ended September 30, 2013 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Strategic Income Fund	$376,520,101	$452,461,577

(a)	Fund commenced operations on December 28, 2012.
(b)	Fund commenced operations on October 12, 2012.

9. REVOLVING LINE OF CREDIT

The Funds have a $100,000,000 Revolving Credit Agreement with The Northern Trust Company. Borrowings under this arrangement are secured by investments held in each Fund’s portfolio and bear interest at the Federal Funds Rate in effect on the day the loan is made plus 1.15% or a minimum of 1.75%, whichever is greater. For unloaned balances the Funds pay a facility fee equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.15%, this fee is reported on the Statements of Operations as Facility Loan Fee. This contract is up for renewal in July 11, 2014. As of September 30, 2013, there was no outstanding balance and there were no borrowings made during the year.

10. BENEFICIAL OWNERSHIP

On September 30, 2013, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2013, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund	National Financial Services LLC	56.56%
Core Opportunity Fund	Charles Schwab & Company, Inc.	25.45%
Strategic Income Fund - Class I	Charles Schwab & Company, Inc.	29.09%
Strategic Income Fund - Class R	UBS Wealth Management USA	40.66%
Dividend Income Fund - Class R	National Financial Services LLC	43.64%
Dividend Income Fund - Class R	Charles Schwab & Company, Inc.	30.64%
High Income Fund - Class R	UBS Wealth Management USA	47.73%
High Income Fund - Class I	Charles Schwab & Company, Inc.	48.93%
Dynamic Buy-Write Fund	Charles Schwab & Company, Inc.	47.51%

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general

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RiverNorth Funds	Notes to Financial Statements
September 30, 2013

indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (Balance Sheet Topic 210” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on each Fund’s financial statement disclosure.

In June 2013, the FASB issued ASU No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

On November 20, 2013, the Board of Trustees of RiverNorth Funds voted to approve the termination of the Subadvisory Agreement between RiverNorth Capital Management, LLC and Manning & Napier Advisors, LLC related to the Dividend Income Fund. Effective December 31, 2013 RiverNorth Capital Management will take over full management of the Dividend Income Fund and the name of the Dividend Income Fund will be changed to the RiverNorth Equity Opportunity Fund. Although the RiverNorth Equity Opportunity Fund’s objective will remain the same, the strategy will change to permit the RiverNorth Equity Opportunity Fund to gain exposure to the equity markets through exchange-traded funds rather than individual dividend-paying stocks. The effective date of the strategy change will be January 28, 2014. In the interim, the Dividend Income Fund will provide shareholders with 60-days advance notice of the strategy change in accordance with Rule 35d-1 of the Investment Company Act of 1940. Additional details regarding the new strategy and associated risks will be included in the RiverNorth Equity Opportunity Fund’s prospectus to be updated January 28, 2014.

Also on November 20, 2013, the Board of Trustees of RiverNorth Funds voted to approve a change of name and strategy of the Dynamic Buy-Write Fund. Effective January 1, 2014, the name of the Dynamic Buy-Write Fund will change to the RiverNorth Managed Volatility Fund. The RiverNorth Managed Volatility Fund’s objective will remain the same; however, the strategy will change to permit the RiverNorth Managed Volatility Fund to invest less than 80% of its nets assets, plus any borrowings for investment purposes, in common stocks, preferred stocks and options on those securities. The effective date of the strategy change will be January 28, 2014. In the interim, the Dynamic Buy-Write Fund will provide shareholders with 60-days advance notice of the strategy change in accordance with Rule 35d-1 of the Investment Company Act of 1940. Additional details regarding the new strategy and associated risks will be included in the RiverNorth Managed Volatility Fund’s prospectus to be updated January 28, 2014.

Annual Report | September 30, 2013	131

RiverNorth Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of RiverNorth Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and schedule of written options, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, RiverNorth/Manning & Napier Dividend Income Fund, RiverNorth/Oaktree High Income Fund, and RiverNorth Dynamic Buy-Write Fund (the “Funds”), as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for RiverNorth Core Opportunity Fund, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended for RiverNorth/DoubleLine Strategic Income Fund, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended for RiverNorth/Manning & Napier Dividend Income Fund, and the related statements of operations and changes in net assets and the financial highlights for the period December 28, 2012 (commencement of operations) to September 30, 2013 for RiverNorth/Oaktree High Income Fund, and the related statements of operations and changes in net assets and the financial highlights for the period October 12, 2012 (commencement of operations) to September 30, 2013 for RiverNorth Dynamic Buy-Write Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting RiverNorth Funds as of September 30, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 26, 2013

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RiverNorth Funds	Additional Information
September 30, 2013 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Funds’ first Form N-Q was filed with the SEC on February 26, 2007. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-888-848-7569.

UNAUDITED TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2012:

	Qualified Dividend Income	Dividend Received Deduction

Core Opportunity Fund	0.00%	0.00%
Strategic Income Fund	0.00%	0.00%
Dividend Income Fund	18.03%	16.00%
High Income Fund	N/A	N/A
Dynamic Buy-Write Fund	0.00%	0.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Core Opportunity Fund, Strategic Income Fund, Dividend Income Fund, High Income Fund and the Dynamic Buy-Write Fund designated $23,026,975, $3,447,829, $2,419, $11,511 and $157 respectively as long-term capital gain dividends.

Annual Report | September 30, 2013	133

RiverNorth Funds	Trustees and Officers
September 30, 2013 (Unaudited)

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board generally meets four times a year to review the progress and status of the Funds.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/January 2013 to present	Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to present); Business Unit Head, Transamerica Asset Management (2006 to 2012); Senior Vice President, General Counsel and Chief Compliance Officer, Transamerica Asset Management (2004 to 2006)	5	Director, Chairman of the Board of Directors, Transamerica Funds (120 funds) (2006 to 2012). Board Member, United Way of Tampa Bay (2011 to 2012)
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present); Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to 2010); Executive Vice President /Chief Operating Officer, The Hedman Company (a manufacturing and distribution company) (1984 to 2010).	5	NA
John S. Oakes Y.O.B. 1943	Trustee	Indefinite/December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to present); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013); Business Development Director, First Allied Securities (a broker-dealer) (2005 to 2007).	5	Independent Director, Chairman of the Board of Directors, Utopia Funds (4 funds) (2005 to 2009).

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RiverNorth Funds	Trustees and Officers
September 30, 2013 (Unaudited)

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Fred G. Steingraber Y.O.B. 1938	Trustee	Indefinite/January 2013 to present	Chairman, Board Advisors LLC (a consulting firm) (2001 to present). Retired, Chairman Emeritus, A.T. Kearney (a business consulting firm) (2001 to present)	5	Director, Diamond Hill Financial Trends Fund (a closed-end fund) (1989 to present). Director, Elkay Manufacturing (2004 to present). Director, Talent Intelligence (leadership development) (2004 to present). Director, 3iPLC (a private equity firm) (2001 to 2008). Director, Continental (automotive electronics and tires) (1999 to 2009). Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present). Chairman, Board Advisors (Board consulting) (2001 to present)

(1)	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)

The Fund Complex is comprised of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth/Manning & Napier Dividend Income Fund, the RiverNorth/Oaktree High Income Fund, and the RiverNorth Dynamic Buy-Write Fund.

Annual Report | September 30, 2013	135

RiverNorth Funds	Trustees and Officers
September 30, 2013 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley(3) Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present).	5	Board of Managers of RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).
Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer, and Chief Financial Officer	Indefinite/February 2009 to present	Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to 2012); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present) and President, Chief Executive Officer and Chief Compliance Officer, RiverNorth Securities, LLC (2010 to 2012); Utopia Funds Chief Compliance Officer 2007 to 2009, Treasurer and Chief Financial Officer 2005 to 2009; FIM Group, Director of Mutual Funds (2004 to 2009).	NA	Board of Managers of RiverNorth Capital Management, LLC (2010 to present), Board of Managers of RiverNorth Securities, LLC (2010 to 2012) and Board of Directors RiverNorth Holdings, Co. (2010 to present).
Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer	Indefinite/May 2012 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present) Counsel, Thompson Hine, LLP (2007 to 2012)	NA	NA

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RiverNorth Funds	Trustees and Officers
September 30, 2013 (Unaudited)

Name, Address and Year of Birth(1)	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During the Past 5 Years
Paul F. Leone Y.O.B. 1963 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Indefinite/December 2010 to present	Associate Counsel, ALPS Fund Services, Inc. (2010 to present); Deputy Chief Compliance Officer, Old Mutual Capital (2005 to 2009).	NA	NA
J. Tison Cory Y.O.B. 1969 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Secretary	Indefinite/December 2010 to present	Senior Paralegal, ALPS Fund Services, Inc. (2005 to present); Adjunct Professor, Metropolitan State College of Denver (2000 to present).	NA	NA
Gina Meyer Y.O.B. 1980 c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Indefinite/August 2013 to present	Fund Controller, ALPS Fund Services (2012 to present); Fund Accounting Manager, Jackson National Asset Management (2008 to 2012).	NA	NA

(1)	The mailing address of each Trustee and listed Officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
(2)

The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, the RiverNorth/Manning & Napier Dividend Income Fund, the RiverNorth/Oaktree High Income Fund, and the RiverNorth Dynamic Buy-Write Fund.

(3)

Patrick W. Galley is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Funds’ investment adviser.

Annual Report | September 30, 2013	137

RiverNorth Funds	Notes

138	(888) 848-7569 | www.rivernorthfunds.com

RiverNorth Funds	Notes

Annual Report | September 30, 2013	139

RiverNorth Funds

RiverNorth Core Opportunity Fund

RiverNorth/DoubleLine Strategic Income Fund

RiverNorth/Manning & Napier Dividend Income Fund

RiverNorth/Oaktree High Income Fund

RiverNorth Dynamic Buy-Write Fund

Board of Trustees

Patrick W. Galley, CFA, Chairman

James G. Kelley

John S. Oakes

Fred G. Steingraber

John K. Carter

Investment Adviser

RiverNorth Capital Management, LLC

Sub Advisers

DoubleLine Capital, LP

Manning & Napier Advisors, LLC

Oaktree Capital Management, L.P.

Transfer Agent, Administrator and

Dividend Disbursing Agent

ALPS Fund Services, Inc.

Distributor

ALPS Distributors, Inc.

Custodian

The Northern Trust Company

Independent Registered

Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and
(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year	Audit Fees
	FY 2013	$71,000
	FY 2012	$40,500

(b)	Audit-Related Fees
	Fiscal Year	Registrant
	FY 2013	$0
	FY 2012	$0

(c)	Tax Fees
	Fiscal Year	Registrant
	FY 2013	$20,000
	FY 2012	$12,000
	Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees
	Fiscal Year	Registrant
	FY 2013	$5,450
	FY 2012	$3,030
	Nature of the fees: cursory review of Semi-Annual Shareholder report, post-effective amendment consents and distribution calculation review

(e)
	(1) Audit Committee’s Pre-Approval Policies
	The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

	(2) Percentages of Services Approved by the Audit Committee

	Registrant
	Audit-Related Fees:	0%
	Tax Fees:	0%
	All Other Fees:	0%

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2013	$25,450	$0
FY 2012	$15,030	$0

(h)	Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

Schedule included with Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 5, 2013

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	December 5, 2013